OPTION AGREEMENT

THIS OPTION AGREEMENT (the "Agreement") is made and entered into as of the 18th day of March 2022 and becomes effective upon the approval of the TSX Venture Exchange (the "Effective Date"), by and among Rio Tinto America Inc., a Delaware corporation ("RTA"), Lion Copper & Gold Corp., a British Columbia corporation ("LCG"), and Singatse Peak Services, LLC, a Nevada limited liability company ("SPS" and together with LCG, the "Operator"). RTA, LCG, and SPS sometimes may be referred to herein individually as a "Party" and collectively as the "Parties."

RECITALS

A. SPS owns or otherwise has rights to certain patented mining claims, unpatented mining claims and other properties located in Lyon County, Nevada (the "Mining Claims"), together with rights appurtenant to the Mining Claims, including water rights and personal property, comprising what commonly are known as the Yerington Mine, the MacArthur Project Property, the Wassuk Properties, the Bear Option, and the Mason Valley Claims, described in the attached Exhibit A (collectively, the "Mining Assets").

B. SPS is a wholly-owned subsidiary of LCG.

C. Operator desires to conduct certain programs of work, including exploration, on the Mining Claims.

D. RTA, or an Affiliate of RTA, at its option, is willing to fund such programs of work in exchange for an exclusive earn-in right to own not less than 65% of the percentage ownership interest (the "Initial RTA Ownership Percentage") in the LLC (defined below). Such Initial RTA Ownership Percentage may be further increased in accordance with this Agreement, upon the terms and conditions set forth in this Agreement. Operator desires to grant to RTA, or an Affiliate of RTA, such option and earn-in right.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. As used in this Agreement, the following capitalized terms have the following meanings:

"Access Right" has the meaning set forth in Section 4.6.

"Additional Infrastructure" has the meaning set forth in Section 2.3.

"Affiliate" means any Entity that, whether directly or indirectly, controls, is controlled by, or which is under the same management or control of, a Party, and their respective Representatives. In the case of RTA, an Affiliate shall include any company, partnership, joint venture, or other corporate entity that, whether directly or indirectly, controls, is controlled by, or which is under the same management or control of either Rio Tinto Limited (ABN 96 004 458 404) or Rio Tinto plc (Company No. 719885), and their respective Representatives. For purposes of this definition, "control" (and its derivations) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an Entity, whether through the ownership of voting securities, by contract, or otherwise.

"Agreement" has the meaning set forth in the Introductory Paragraph hereof, and includes any attached Exhibits and the Disclosure Letter.

"Business Integrity Laws" means all applicable Laws or other legally binding measures of any jurisdiction, including but not limited to the United Kingdom, the United States of America (federal and state), and Australia, that relate to the prevention of bribery, corruption, money laundering, dealings with the proceeds of crime, the facilitation of tax evasion or fraud, including without limitation the U.S. Foreign Corrupt Practices Act of 1977, national and international laws enacted to implement the OECD Convention Combating Bribery of Foreign Officials, and other similar laws and regulations.

"Claim" means any action, arbitration, cause of action, claim, counterclaim, demand, dispute, grievance, mediation, injunction, investigation, notice of violation, obligation, order, stay, suit, or other proceeding.

"Defaulting Party" has the meaning set forth in Section 8.1.

"Disclosing Party" has the meaning set forth in Section 7.2(a).

"Disclosure Letter" means the disclosure letter dated as of the Effective Date executed by the Operator and delivered to RTA.

"Dispute" means any action, claim, counterclaim, demand, controversy, disagreement, arbitration, suit, grievance, or other proceeding of any kind, whether based in contract, tort, statute, regulation, common law, civil law, or otherwise, arising out of, connected with, or related to this Agreement (including its construction, validity, interpretation, enforceability, breach, or termination), including disputes regarded as such by only one of the Parties.

"Dispute Resolution Period" has the meaning set forth in Section 8.3(a).

"Dollar" or "$" means the lawful currency of the United States of America.

"Early Option Exercise" has the meaning set forth in Section 2.5(b).

"Earn-In Agreement" means the agreement entered into as consideration for the Stage 3 Program of Work, the Stage 3 Advance Funding, the Stage 3 Remainder Funding, and the preparation of the Feasibility Study, together with buy-out provisions in the event Operator elects not to create the LLC.

"Earn-In Not to Exceed Amount" has the meaning set forth in Section 3.2(a).

"Effective Date" has the meaning set forth in the Introductory Paragraph to this Agreement.

"Entity" means any individual, general partnership (including a limited liability partnership), limited partnership (including a limited liability limited partnership), limited liability company, corporation, joint venture, trust, business trust, cooperative, association, or any foreign trust or foreign business organization.

"Environmental Law" means all applicable statutes, treaties, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, authorizations, and similar items of all federal, state, and local governmental branches, agencies, departments, commissions, boards, bureaus, or instrumentalities, having jurisdiction and all applicable judicial and administrative and regulatory decrees, judgments, and orders and all covenants running with the land that relate to the protection of health or the environment whether now existing or hereafter adopted, including without limitation those that relate to Hazardous Materials or reclaiming of real property, and all obligations relating to protection of the environment arising out of any material contract or mining lease relating to the Mining Assets.

"Exchange" means (a) prior to and including the Effective Date, the TSX Venture Exchange, and (b) thereafter such North American stock exchange or stock exchanges on which the securities of LCG may in the future be listed.

"Exclusivity Payment" has the meaning set forth in Section 2.1.

"Exploration" means all activities directed toward ascertaining the existence, location, quantity, quality, or commercial value of deposits of minerals, including additional drilling required after discovery of potentially commercial mineralization, feasibility analyses, and related environmental compliance, the right to erect, bring and install temporary structures, machinery, equipment, tools, appliances, or supplies as reasonably required, and the right to remove reasonable and non-commercial quantities of rocks, ores, and minerals for the sole purpose of sampling, metallurgical testing, and assaying, and the reclamation and remediation (including the removal of Hazardous Materials) related to such activities.

"Feasibility Study" means a study based on the Feasibility Study Scope that satisfies the Canadian Institute of Mining, Metallurgy & Petroleum definition of a feasibility study and covers areas standard to studies of this type, including a description of methodology used, geology of the mineral deposits for the Mining Claims within the Feasibility Study Scope, reserves and resources within the Mining Claims within the Feasibility Study Scope, technology requirements for mining operations for the Mining Assets within the Feasibility Study Scope, engineering requirements, project development costs and schedule, project economics (including return on investment), operating requirements and costs, legal, environmental and social factors, potential reclamation requirements within the Feasibility Study Scope, and recommendation(s) for project execution.

"Feasibility Study Scope" has the meaning set forth in Section 2.5(a).

"Final Program of Work" means a program of work mutually agreed by RTA and Operator, based on the Stage 1 Proposed Program of Work and the Stage 2 Proposed Program of Work, as applicable.

"Force Majeure" is defined in Section 11.1.

"Government Official" means (a) any person deemed to be a public officer or public official under applicable laws; (b) any officer or employee of any Governmental Authority, or any person acting in an official capacity on behalf of any such Governmental Authority; (c) any officer, employee, or official of a political party; (d) any candidate for political office; (e) any officer or employee of a public international organisation (including, but not limited to, the United Nations, IMF, or World Bank); (f) any individual who holds or performs the duties of an appointment, office, or position created by custom or convention, including members of royal families and tribal leaders; (g) a person who is, or holds themselves out to be, an authorised intermediary of any person falling within (a) to (f) above; or (h) any person who is a relative of any person falling within (a) to (f) above.

"Governmental Authorities" means any (a) nation, state, country, or other jurisdiction of any nature, (b) national, transnational, federal, state, provincial, prefecture, tribal, local, municipal, foreign, or other government, governmental, or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), or (c) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

"Hazardous Materials" means any substance: (a) the presence of which requires reporting, investigation, removal, or remediation under any Environmental Law, including mine tailings, waste dumps, and other materials; (b) that is defined as a "hazardous waste," "hazardous substance," or "pollutant" or "contaminate" under any Environmental Law; (c) that is toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenic, or otherwise hazardous and is regulated under any Environmental Law; (d) the presence of which on a property causes or threatens to cause a nuisance upon the property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the property; (e) that contains gasoline, diesel fuel, or other petroleum hydrocarbons; or (f) that contains PCBs, asbestos, or urea formaldehyde foam insulation.

"Indemnified Parties" has the meaning set forth in Section 8.4(a).

"Indemnifying Party" has the meaning set forth in Section 8.4(a).

"Information and Data" means information and data, including maps (including blasthole maps, topographic base maps, and land status maps), mine plans, geologic information, geophysical information, geochemical reports, drilling data with survey coordinates and elevations, and metallurgical test data and reports, title documents, resource estimates and reports, feasibility reports and other economic analysis and reports, assay data, reports, baseline data and approved Permits, and all other legal, technical ,and other information relevant to the Mining Assets and this Agreement.

"Initial RTA Ownership Percentage" has the meaning set forth in Recital D.

"Investment Decision" has the meaning set forth in Section 3.4(a).

"Land Holding Payments" means all costs and expenses incurred in holding and maintaining any interest in the Mining Claims, such costs and expenses incurred in maintaining the Bear Option and the unpatented mining claims included in the Mining Claims, whether through the performance of assessment work, the payment of claim maintenance fees, or otherwise; all taxes levied against the Mining Claims or any interest in the Mining Claims that become due and payable during the Term.

"Laws" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, formal interpretation, or other requirement or rule of law of any Governmental Authority.

"LCG" has the meaning set forth in the Introductory Paragraph to this Agreement.

"Liability" means all losses, damages, liabilities, deficiencies, fines, costs and expenses (including reasonable legal and other professional fees and disbursements, interest, penalties, and amounts paid in settlement, but excluding punitive, exemplary, aggravated damages, lost opportunity damages, and loss of profits), injuries, and judgments arising directly or indirectly as a consequence of such matter.

"Lien" means any lien, pledge, mortgage, deed of trust, hypothecation, security interest, charge, claim, easement, right-of-way, restriction, surface use agreement, imperfection of title, encroachment, or other similar encumbrance.

"LLC" means a newly-formed limited liability company created to hold the Transferred Assets and conduct Exploration and Mining Operations with respect to the Transferred Assets.

"LLC Agreement" means the limited liability company agreement for the formation of the LLC, to be negotiated as part of the exercise of Option by RTA during Stage 2 and executed at the time of the Investment Decision, if Operator and RTA agree to proceed with forming the LLC.

"Memorandum" means the memorandum of agreement summarizing the terms of this Agreement attached as Exhibit B, which will be executed concurrently with this Agreement and which may be filed or recorded by RTA, at its expense.

"Mining Assets" has the meaning set forth in Recital A, and includes the Mining Claims.

"Mining Claims" has the meaning set forth in Recital A.

"Mining Operations" means any development mining, extracting, producing, handling, milling, leaching, beneficiation or other processing of ores; activities directed toward ascertaining the existence, location, quantity, quality, or commercial value of mineral deposits, including drilling required after discovery of potentially commercial mineralization; any preparation for the removal and recovery of minerals, in-fill drilling, preparation of order of magnitude studies, pre- feasibility studies, feasibility studies, pre-production stripping, stripping, and the construction or installation of any mill, leach facilities, or any other improvements to be used for the mining, extracting, producing, handling, milling, leaching, beneficiation, or other processing of ores; actions performed during or after the foregoing to comply with the requirements of all Environmental Laws or contractual commitments related to reclamation of the Mining Claims or other compliance with Environmental Laws; and the attendant reclamation and remediation and closure upon completion of the foregoing, including obligations or responsibilities that are reasonably expected to or actually continue or arise, such as, without limitation, future monitoring, management, treatment, or stabilization.

"NI 43-101" means National Instrument 43-101 as currently adopted by the Canadian Securities Administrators, and as may be amended or replaced.

"NI 43-101 Report" has the meaning set forth in Section 2.5(a).

"Non-Defaulting Party" has the meaning set forth in Section 8.1.

"Notice of Default" has the meaning set forth in Section 8.1.

"Nuton™ Technology" means proprietary Rio Tinto-developed copper heap leach related processing and modeling technologies, methodologies, know-how and capability, including without limitation the technology described in the issued patents and pending patent applications listed in Exhibit E, as amended and updated from time to time.

"Operator" has the meaning set forth in the Introductory Paragraph to this Agreement.

"Option" has the meaning set forth in Section 2.1.

"Option Agreements" has the meaning set forth in Section 3.1.

"Option Exercise Date" means the date on which RTA exercises the Option.

"Option Exercise Period" has the meaning set forth in Section 2.5(a).

"Parties" or "Party" has the meaning set forth in the Introductory Paragraph of this Agreement, and includes their respective successors and permitted assigns.

"Permit" means any permit, license, approval, consent, ruling, authorization, certification, exemption, variance, notification, waiver, right-of-way, surface use agreement, clearance, or registration by or with a Governmental Authority or other third parties.

"Project IP" has the meaning set forth in Section 3.6.

"Proposed Program of Work" means a proposed program of work for the Stage 1 Program of Work Period or the Stage 2 Program of Work Period, as applicable, describing in detail the Exploration and Mining Operations that Operator intends to conduct with regard to the Mining Assets (including proposals for a range of alternatives for Exploration and Mining Operations) and the costs Operator expects to incur with respect to such Mining Operations, which costs may include (a) specific general and administrative expenses reasonably required to progress the Mining Operations, explained in detail, and (b) a program for Exploration on the Mining Claims.

"QP" has the meaning set forth in Section 4.8.

"Receiving Party" has the meaning set forth in Section 7.2(a).

"Representatives" means a Party's or its Affiliate's officers, directors, partners, members, employees, attorneys, accountants, professional advisors, consultants, contractors (including sub- contractors), agents, and representatives.

"Rio Tinto Business Integrity Policies" means The way we work and the Rio Tinto Business Integrity Standard each of which is available at https://www.riotinto.com/sustainability/policies, and copies of which are attached to this Agreement as Exhibit C and Exhibit D, as updated from time to time.

"Royalty Deed" has the meaning set forth in Section 3.4(c).

"RTA" has the meaning set forth in the Introductory Paragraph to this Agreement. "SEC" has the meaning set forth in Section 7.1.

"SPS" has the meaning set forth in the Introductory Paragraph to this Agreement.

"Stage 1 Final Program of Work" has the meaning set forth in Section 2.2(a).

"Stage 1 Funding Amount" has the meaning set forth in Section 2.2(a).

"Stage 1 Program of Work Approval Period" has the meaning set forth in Section 2.2(a).

"Stage 1 Program of Work Period" has the meaning set forth in Section 2.2(a).

"Stage 1 Proposed Program of Work" has the meaning set forth in Section 2.2(a).

"Stage 2 Final Program of Work" has the meaning set forth in Section 2.2(b)(ii).

"Stage 2 Funding Amount" has the meaning set forth in Section 2.2(b)(ii).

"Stage 2 Funding Decision" has the meaning set forth in Section 2.2(b).

"Stage 2 Program of Work Approval Period" has the meaning set forth in Section 2.2(b)(ii).

"Stage 2 Program of Work Period" has the meaning set forth n Section 2.2(b)(ii).

"Stage 2 Proposed Program of Work" has the meaning set forth in Section 2.2(b)(ii).

"Stage 3 Advance Funding" has the meaning set forth in Section 3.2(a).

"Stage 3 Program of Work" has the meaning set forth in Section 3.1.

"Stage 3 Remainder Funding" has the meaning set forth in Section 3.2(a).

"Technology License" means a non-exclusive technology license for the deployment of those portions of the Nuton™ Technology that RTA determines may be suitable for application to the Transferred Assets, on terms and conditions standard to the deployment of similar technology, including consideration of applicable tax consequences.

"Term" means a period beginning on the Effective Date and ending on the earlier of (a) the date on which RTA determines not to continue funding Exploration and Mining Operations with respect to the Mining Assets pursuant to the Stage 2 Funding Decision; (b) the expiration of the Option Exercise Period, but only if RTA decides not to exercise the Option; and (c) the execution of the Earn-In Agreement.

"Total Funding Amount" means the aggregate of the Exclusivity Payment, the Stage 1 Funding Amount, the Stage 2 Funding Amount, the Stage 3 Advance Funding, and the Stage 3 Remainder Funding up to the Earn-In Not to Exceed Amount.

"Transfer" means the direct or indirect sale, exchange, assignment, lease, transfer, disposition, mortgage, pledge, or encumbrance, in whole or in part, by operation of Law or otherwise, of a direct or indirect interest in the Mining Assets or this Agreement, including a change in control of a Party or of a permitted assignee of a Party.

"Transferred Assets" has the meaning set forth in Section 3.4(a).

"Unpatented Claims" has the meaning set forth in Section 5.2(a).

1.2 Interpretation.

(a) This Agreement shall control over any terms and conditions of any documentation submitted by or claims of an oral agreement or modification by either Party that varies with or conflicts with this Agreement. Acceptance is limited to the terms stated in this Agreement, and any additional or different terms are rejected and void unless expressly agreed to in writing by the Parties.

(b) This Agreement shall be construed according to its fair meaning, as a whole, as if the Parties had prepared it jointly, not as if prepared by one of the Parties, and as if each Party was represented by competent counsel.

(c) Unless the context otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural; (ii) references to one gender include any other gender; (iii) the words "include," "includes," and "including" do not limit the preceding terms or words and shall be deemed to be followed by the words "without limitation"; (iv) the terms "hereof," "herein," "hereunder," "hereto," and similar terms refer to this Agreement and not to any particular provision of this Agreement; (v) "or" is used in the inclusive sense of "and/or"; (vi) if a word or phrase is defined, then its other grammatical or derivative forms have a corresponding meaning; (vii) a reference to an agreement or document (including a reference to this Agreement) is to the agreement or document as amended, supplemented, modified, restated, or replaced, except to the extent prohibited by this Agreement or such other agreement or document; (viii) a reference to a statute, code, act, legislation, ordinance, or to a provision thereof includes a modification, amendment, or substitution thereof, the rules and regulations promulgated thereunder, and the formal interpretations issued in accordance therewith; (ix) unless otherwise stated, words that have a well-known technical, engineering or mining industry meaning are used in accordance with such recognized meaning; (x) unless otherwise specified, the terms "day" and "days" mean and refer to calendar day(s); (xi) unless otherwise specified, the terms "month" and "months" mean and refer to calendar month(s); and (xii) unless otherwise specified, the terms "year" and "years" mean and refer to calendar year(s).

(d) Unless otherwise specified, if any provision of this Agreement contemplates that the Parties shall negotiate or agree to any matter after the Effective Date, then such provision shall be construed to include an obligation of the Parties to negotiate to reach an agreement in good faith within the terms and intent of this Agreement and to confirm such agreement in writing.

(e) Unless otherwise specified, any reference to any document, instrument or agreement includes and incorporates all exhibits, and other attachments thereto.

(f) Unless otherwise specified, all references to Articles, Sections, and Exhibits are to the Articles, Sections, and Exhibits of this Agreement.

(g) The headings of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

1.3  Attachments. The following Exhibits form an integral part of this Agreement and are incorporated by reference as though fully set forth herein:

Exhibit A - Mining Assets

Exhibit B - Memorandum

Exhibit C - The way we work

Exhibit D - Rio Tinto Business Integrity Standard

Exhibit E - NutonTM Technology Issued and Pending Patents

ARTICLE 2

OPTION

2.1 Grant of Option. LCG, on its behalf and on behalf of its Affiliates, hereby grants to RTA and its Affiliates the exclusive right and option during the Term to acquire the Initial RTA Ownership Percentage, as such Initial RTA Ownership Percentage may be further increased upon the terms and conditions of this Agreement, upon formation of the LLC in accordance with the LLC Agreement (the "Option"). In consideration for the Option, RTA will pay to SPS the amount of $250,000 (the "Exclusivity Payment"). The Exclusivity Payment will be paid by wire transfer of immediately available funds to a single bank account nominated by SPS pursuant to written notice by SPS to RTA no later than 30 days after the Effective Date. SPS shall provide the written wire instructions to RTA no later than 7 days after the Effective Date.

2.2 Funding for Programs of Work. In furtherance of the Option, the Parties agree as follows:

(a) Stage 1. Within 14 days after the Effective Date (the "Stage 1 Program of Work Approval Period"), Operator shall provide to RTA a Proposed Program of Work (the "Stage 1 Proposed Program of Work") for the period from the Effective Date through December 31, 2022 (the "Stage 1 Program of Work Period"). RTA and Operator shall use reasonable commercial efforts to mutually agree on a Final Program of Work for the Stage 1 Program of Work Period, based on the Stage 1 Proposed Program of Work (the Stage 1 Final Program of Work") within 14 days of the receipt by RTA of the Stage 1 Proposed Program of Work; provided that failure by RTA and Operator to agree on the Stage 1 Final Program of Work during the Stage 1 Program of Work Approval Period shall not extend the Stage 1 Program of Work Period. Within 30 days after RTA and Operator agree in writing on the Stage 1 Final Program of Work, RTA will pay to SPS an aggregate amount of up to $4,000,000, which amount includes the Exclusivity Payment (the "Stage 1 Funding Amount"), to cover the costs of the Stage 1 Final Program of Work. Any amounts for the Stage 1 Final Program of Work in excess of the Stage 1 Funding Amount shall be for the account of Operator. The Stage 1 Funding Amount, minus the Exclusivity Payment will be paid by wire transfer of immediately available funds to a single bank account nominated by SPS pursuant to written notice provided by SPS to RTA no later than 7 days after the Stage 1 Final Program of Work is agreed upon in writing.

(b) Stage 2. Within 45 days after the end of the Stage 1 Program of Work Period, RTA shall provide written notice to LCG whether RTA desires, in its sole and absolute discretion, to continue funding Exploration and Mining Operations on the Mining Assets (the "Stage 2 Funding Decision").

(i) If, pursuant to the Stage 2 Funding Decision, RTA notifies LCG that RTA elects not to continue funding Exploration and Mining Operations on the Mining Assets, the Option shall expire, the Term shall end, and RTA shall have no further obligations under the Agreement.

(ii) In the event that RTA notifies LCG pursuant to the Stage 2 Funding Decision that RTA elects to continue funding Exploration and Mining Operations on the Mining Assets, Operator shall provide to RTA a Proposed Program of Work (the "Stage 2 Proposed Program of Work") within 14 days after the Stage 2 Funding Decision. The Stage 2 Proposed Program of Work shall be for a period not to exceed 12 consecutive calendar months beginning on the date that the Parties agree to the Stage 2 Final Program of Work (the "Stage 2 Program of Work Period"). RTA and Operator shall use reasonable commercial efforts to mutually agree on a Final Program of Work based on the Stage 2 Proposed Program of Work (the Stage 2 Final Program of Work") within 45 days after receipt by RTA of the Stage 2 Proposed Program of Work (the "Stage 2 Program of Work Approval Period"). Within 30 days after RTA and Operator agree in writing on the Stage 2 Final Program of Work, RTA will pay to SPS the amount required to fund the Stage 2 Final Program of Work, up to $5,000,000 (the "Stage 2 Funding Amount"), to cover the costs of the Stage 2 Final Program of Work. Any amounts for the Stage 2 Final Program of Work in excess of the Stage 2 Funding Amount shall be for the account of Operator. The Stage 2 Funding Amount will be paid by wire transfer of immediately available funds to a single bank account nominated by SPS pursuant to written notice by SPS to RTA provided no later than 7 days after the Stage 2 Final Program of Work is agreed upon in writing.

(c) Audit. During the Term and for a period of six years after the expiration of the Term, Operator shall maintain complete and accurate books of account and other records related to the expenditure of the Stage 1 Funding Amount against the Stage 1 Final Program of Work and, if applicable, the Stage 2 Funding Amount against the Stage 2 Final Program of Work. RTA shall have the right to audit, or have audited, the books of account and other records to confirm that the use of the Stage 1 Funding Amount conforms to the Stage 1 Final Program of Work and, if applicable, that the use of the Stage 2 Funding Amount conforms to the Stage 2 Final Program of Work. Any such audit shall be during normal business hours on days on which Operator is open for business and upon not less than ten days' prior written notice. RTA shall pay for the costs of any such audit.

2.3 Additional Infrastructure.

(a) RTA and Operator mutually may agree to pursue additional infrastructure requirements for the Mining Assets outside of any Final Program of Work, including the acquisition of water rights under the Bear Option (the "Additional Infrastructure"). Subject to Section 2.3(c) below, the funding for Additional Infrastructure is excluded from the Total Funding Amount. In the event RTA and Operator mutually agree to pursue Additional Infrastructure, RTA, in its sole and absolute discretion, may fund the costs of such Additional Infrastructure in exchange for an increase in the Initial RTA Ownership Percentage (subject to RTA's exercise of the Option) to be calculated at an additional 1% ownership interest in the LLC for every $4,500,000, or pro rata portion thereof, that RTA expends for Additional Infrastructure, as such Initial RTA Ownership Percentage may be further increased pursuant to the terms and conditions of this Agreement. For purposes of clarity, RTA's ability to increase its ownership interest in the LLC, prior to RTA's exercise of the Option, is limited the costs paid by RTA to fund Additional Infrastructure.

(b) During the Stage 1 Program of Work Period and the Stage 2 Program of Work Period, Operator will seek to renegotiate current infrastructure-related opportunities (including the Bear Option) and explore other infrastructure options, all of which will be included in the Stage 1 Final Program of Work or the Stage 2 Final Program of Work, and will be funded by the Stage 1 Funding or the Stage 2 Funding, unless otherwise mutually agreed, prior to the formation of the LLC. Any such opportunities that come to fruition will be funded by RTA and Operator in proportion to their percentage ownership in the LLC, after the formation of the LLC.

(c) LCG will exercise reasonable good faith efforts to negotiate an extension of the deadline for the exercise of the Bear Option to a date that is no earlier than 36 months from the Effective Date. In the event that LCG is not successful in such negotiation, and in the further event that the Parties mutually agree to exercise the Bear Option prior to the Option Exercise Date, the Parties agree that the exercise of the Bear Option shall be included in the Stage 3 Final Program of Work and the costs of exercising the Bear Option shall be funded from the Stage 3 Remainder Amount Funding; provided that, in the event that the exercise of the Bear Option as mutually agreed by the Parties causes the Earn-In Not to Exceed Amount to be exceeded, the amount in excess of the Earn-In Not to Exceed Amount shall be treated as Additional Infrastructure and the Initial RTA Ownership Percentage shall be adjusted accordingly.

2.4 Non-Solicitation. Beginning on the Effective Date and continuing through the Term, Operator will, and will cause its Affiliates and its and their respective Representatives, to cease any and all discussions with any third party related to the Mining Assets in any manner. In addition, Operator shall not, and shall cause its Affiliates and its and their respective Representatives not to (a) solicit or encourage, directly or indirectly, any inquiries, discussions or proposals for, (b) continue, propose or enter into any discussions or negotiations looking toward; or (c) enter into any agreement or understanding providing for, the Transfer in any manner of all or any portion of the Mining Assets; nor shall any of such Entities provide any information to any person (other than to RTA and its Affiliates and its and their respective Representatives) for the purpose of evaluating or determining whether to make or pursue any inquiries or proposals with respect to the Mining Assets.

2.5 Option Exercise.

(a) Option Exercise. Within 60 days after the Stage 2 Program of Work Period (the "Option Exercise Period"), RTA shall inform LCG in writing whether RTA will exercise the Option and fund a Feasibility Study sufficiently detailed to serve as the basis for the final decision by RTA to progress the development of RTA's preferred development alternative for mineral production with respect to the Mining Assets based on the results of the Stage 1 Program of Work and the Stage 2 Program of Work (the "Feasibility Study Scope"). Operator shall be responsible for the preparation of the Feasibility Study. The Feasibility Study and a report in respect thereof prepared in accordance with NI 43-101 (the "NI 43-101 Report"), will be prepared by engineer and consulting firms selected by Operator and reasonably acceptable to RTA. If RTA elects not to exercise the Option, then the Option shall expire, the Term shall end, and RTA shall have no further obligations under the Agreement. In the event that RTA elects to exercise the Option, the Parties will use good faith efforts to complete the requirements set forth in Article 3.

(b) Early Option Exercise. Notwithstanding the provisions of Section 2.5(a), RTA has the right to exercise the Option at any time prior to the end of the Term upon not less than 60 days prior written notice to LCG (the "Early Option Exercise"); provided that, in the event of an Early Option Exercise, RTA will be required to pay the Stage 2 Funding Amount, in addition to any amounts required to be paid by RTA in connection with the exercise of the Option.

2.6 Exchange Approval. LCG agrees to immediately apply for and use reasonable commercial efforts to obtain Exchange approvals of this Agreement and the transactions contemplated herein, and to keep RTA informed of the status of such application. The Parties will act reasonably to address all Exchange comments, if any, and to procure the approval of the Exchange in an expedient manner. LCG promptly will provide RTA with copies of documents filed by LCG with the Exchange and all correspondence related to such filings.

ARTICLE 3

EARN-IN

3.1 Option Agreements. RTA and Operator will negotiate the Earn-In Agreement, the LLC Agreement, the Royalty Deed, and the Technology License (collectively the "Option Agreements") during the Stage 2 Program of Work Period; provided that RTA and Operator will execute the Option Agreements only in the event that RTA exercises the Option. The Earn-In Agreement will include a program of work to be completed during the preparation of the Feasibility Study (the "Stage 3 Program of Work"), which Stage 3 Program of Work will include work to support the Feasibility Study.

3.2 Funding.

(a) Earn-In Funding. Following execution of the Earn-In Agreement, and within 45 days after agreement on the Feasibility Study Scope, RTA will pay a further $5,000,000 to Operator (the "Stage 3 Advance Funding"). RTA will subsequently fully-fund the Feasibility Study and ancillary work contained in the Stage 3 Program of Work (the "Stage 3 Remainder Funding") in an aggregate amount (inclusive of the Stage 3 Advance Funding) not to exceed $50,000,000 (the "Earn-In Not to Exceed Amount"). RTA and Operator will use good faith efforts to develop the Feasibility Study Scope and the Stage 3 Program of Work that reasonably can be completed within the Earn-In Not to Exceed Amount. In no circumstances shall RTA be obligated to provide additional funds in excess of the Earn-In Not to Exceed Amount and Operator will be responsible for the costs of the Feasibility Study and the Stage 3 Program of Work in excess of the Earn-In Not to Exceed Amount. RTA, in its sole discretion, may fund the costs of the Feasibility Study and the Stage 3 Program of Work in excess of the Earn-In Not to Exceed Amount in exchange for an increase in the Initial RTA Ownership Percentage, to be calculated at 1% ownership interest in the LLC for every $4,500,000 that RTA or its Affiliates expends in excess of the Earn-In Not to Exceed Amount, or portion thereof, as such Initial RTA Ownership Percentage may be further increased pursuant to the terms and conditions of this Agreement, to complete either or both of the Stage 3 Program of Work or the Feasibility Study.

(b) Exercise of Option upon Payment of Total Funding Amount. If RTA has not exercised the Early Option Exercise, then RTA shall have the right to exercise the Option, provided that it has paid the Total Funding Amount.

3.3 Earn-In Reports and Meetings. During the preparation of the Feasibility Study and the Stage 3 Program of Work, Operator will provide quarterly written reports summarizing the progress of the Feasibility Study and the Stage 3 Program of Work, including expenditures, regulatory matters, health and safety and environmental performance, and any other relevant matters or circumstances, including identified risk issues, or lack of progress, that would limit, delay, or preclude the completion of the Feasibility Study and other aspects of the Stage 3 Program of Work. Following submission of each quarterly report, on a day mutually agreed by the Parties, Operator will make available senior technical and business representatives of Operator either in person or via teleconference to answer questions and explain progress to representatives of RTA responsible for oversight of the Feasibility Study and the Stage 3 Program of Work or their delegates. Each such meeting shall not exceed eight hours, unless otherwise mutually agreed by the Parties.

3.4 Investment Decision and Asset Election.

(a) Investment Decision. Upon the earlier of (i) completion of the Feasibility Study or (ii) payment by RTA of the Total Funding Amount, RTA and Operator shall have 90 days to determine whether to form the LLC (the "Investment Decision"). If both RTA and Operator decide to form the LLC, then Operator will create the LLC and Transfer the Mining Assets to the LLC, minus those assets that RTA elects not to have Transferred to the LLC (the "Transferred Assets"). The LLC will be governed by the LLC Agreement. RTA will be the manager of the LLC. All costs of the LLC, including reasonable costs incurred by RTA as the manager of the LLC, will be borne by RTA and Operator in proportion to their respective ownership interests in the LLC. The LLC Agreement will include a provision that, if Operator's percentage ownership interest in the LLC is diluted to 10% or less, then Operator's percentage ownership interest in the LLC will be converted into a 1% net smelter returns royalty, on terms similar to the Royalty Deed. After formation of the LLC, on a case-by-case basis, RTA and Operator will explore mutually agreed development opportunities that reasonably could be expected to create synergies with the Transferred Assets. The process for determining such development opportunities, together with programs and budgets for such development opportunities will be included in the LLC Agreement. RTA will market 100% of the products produced by the LLC.

(b) Put Option. If RTA elects to create the LLC but Operator elects not to create the LLC, then, at the election of RTA, Operator shall create the LLC and RTA will purchase Operator's interest in the LLC for fair market value in accordance with a valuation formula mutually agreed by RTA and Operator in the Earn-in Agreement.

(c) Royalty Deed upon Negative Election by RTA. If RTA elects not to create the LLC for any reason, then Operator shall grant to RTA a 1.5% net smelter returns royalty on the Mining Claims included in the Mining Assets pursuant to a Net Smelter Returns Royalty Deed with conditions standard in the mining industry (the "Royalty Deed"). In addition, Operator shall have access to all non-interpretative information and data related to the Mining Assets prepared by RTA in its evaluation of ore samples pursuant to Section 4.7; provided that Operator shall not have access to the know-how and methodologies used by RTA in such evaluation and shall not be entitled to any rights whatsoever in or to any intellectual property related to the Nuton™ Technology or any of the Project IP.

3.5 Additional Financing.

(a) Following formation of the LLC, any project financing costs incurred by the LLC will be funded by RTA and Operator in proportion to their respective percentage ownership interest in the LLC. RTA may elect to fund up to $60,000,000 of Operator's project financing costs, either through the contribution of additional capital to the LLC or through debt financing on market terms secured by the Transferred Assets, in exchange for a 10% increase in the Initial RTA Ownership Percentage, as such Initial RTA Ownership Percentage may be further increased pursuant to the terms and conditions of this Agreement. In addition, upon mutual agreement of RTA and Operator, RTA may fund an additional $40,000,000 of Operator's project financing costs, either through the contribution of additional capital to the LLC or through debt financing on market terms secured by the Transferred Assets, in exchange for an additional 5% increase in the Initial RTA Ownership Percentage, as such Initial RTA Ownership Percentage may be further increased pursuant to the terms and conditions of this Agreement. Operator shall have up to six months to arrange for its pro rata share of project financing.

(b) Operator shall have up to nine months after adoption of a program and budget for capital projects after the formation of the LLC, in addition to Section 3.5(a), to fund its share of such capital expenditures.

(c) The additional financing arrangements described in this Section 3.5 shall be included in the LLC Agreement.

3.6 Intellectual Property. In the event RTA and Operator mutually agree to create the LLC, and RTA, in its sole discretion, determines that the Nuton™ Technology, is suitable for deployment at the Transferred Assets, RTA will grant a Technology License to the LLC for use of the Nuton™ Technology solely for use at the Transferred Assets. All intellectual property, including improvements in, variations of, modifications to or adaptations of the Nuton™ Technology or the Technology License, will be RTA's sole property as and when created and the LLC will assign (or procure the assignment) to RTA of all rights, title, and interest in and to such intellectual property (the "Project IP"). RTA will license the Project IP to the LLC pursuant to the Technology License.

ARTICLE 4

EXPLORATION MINING OPERATIONS

4.1 Conduct of Exploration and Mining Operations.

(a) Standard of Care. Operator shall conduct Exploration and Mining Operations with respect to the Mining Assets pursuant to the applicable Final Program of Work. Exploration and Mining Operations conducted by or on behalf of Operator shall conform to generally accepted mining practice and in compliance with applicable Laws, including Environmental Laws and Permits, and this Agreement.

(b) Responsibility. Operator shall be solely responsible for conducting all Exploration and Mining Operations on or with respect to the Mining Assets during the Term. Operator shall conduct or have conducted Exploration and Mining Operations with respect to the Mining Assets only in accordance with the applicable Final Program of Work. During the Term, neither RTA nor its Affiliates shall be considered an operator under applicable Laws (including Environmental Laws) or otherwise be involved in any activities related to Exploration or Mining Operations in respect of the Mining Assets. LCG shall not, and shall cause its Affiliates not to, bring any Claim against RTA and/or any of its Affiliates alleging that RTA and/or any of its Affiliates is an operator of the Mining Assets based on the rights of RTA and its Affiliates under this Agreement. LCG, on its behalf and on behalf of its Affiliates, hereby indemnifies and holds harmless RTA and its Affiliates and its and their respective Representatives from and against any such Claims and Liabilities.

(c) Oversight. During the Term, Operator shall be responsible for all oversight of Exploration and Mining Operations with respect to the Mining Assets, including engineering, environmental, and social oversight and monitoring. Operator shall conduct or cause to be conducted Exploration and Mining Operations with respect to the Mining Assets, including reclamation, remediation, and the removal of Hazardous Materials, and shall safeguard and maintain, or cause to be safeguarded and maintained, the Mining Assets in compliance with all applicable Laws, including Environmental Laws.

(d) Hazardous Materials. Operator shall store and dispose of Hazardous Materials used in Exploration and Mining Operations with regard to the Mining Assets in accordance with applicable Environmental Laws. Operator shall not dispose of any Hazardous Materials with regard to the Mining Assets except in accordance with applicable Environmental Laws.

4.2 Reclamation Obligations. Operator shall be solely responsible for all environmental Liabilities and reclamation obligations resulting from its Exploration and Mining Operations during the Term (including with respect to Hazardous Materials), to the extent caused by Operator or its Affiliates or its or their respective Representatives.

4.3 Insurance. Operator shall obtain and maintain during the Term policies of insurance of the types and in the amounts customary in the mining industry for the conduct of Exploration and Mining Operations as contemplated in this Agreement.

4.4 Operator Information and Data. During the Term, Operator shall make available to RTA and its Affiliates Information and Data for review and copying. Operator shall grant such access at all reasonable times during the Term. The Information and Data are provided to RTA and its Affiliates on an "as is, where is" basis. Neither Operator nor its Affiliates makes any representation or warranty of any kind whatsoever as to the accuracy or completeness of the Information and Data.

4.5 Reports and Meetings. During the Term, Operator shall provide monthly written reports summarizing in reasonable detail acceptable to RTA, progress on the Final Programs of Work, including Exploration, Mining Operations, regulatory matters, health and safety, environmental performance, and any matters or circumstances, including identified risk issues, or lack of progress, that would limit, delay, or preclude completion of the applicable Final Program of Work. Following submission of each monthly report, on a day mutually agreed by the Parties, Operator will make available senior technical and business representatives of Operator either in person or via teleconference to answer questions and explain progress to representatives of RTA responsible for oversight of the Final Programs of Work or their delegates. Each such meeting shall not exceed six hours, unless otherwise mutually agreed by the Parties.

4.6 Access. During the Term, RTA and its Affiliates shall have the right to access the Mining Assets, any Additional Infrastructure, and Operator personnel (the "Access Right"). RTA and its Affiliates will exercise the Access Right upon not less than ten business days' prior notice (unless otherwise mutually agreed) and at reasonable times during normal business hours. The exercise by RTA and its Affiliates of Access Right shall be at the sole cost of RTA. Operator may restrict or delay the Access Right to the extent that Operator, acting reasonably, determines that the exercise of the Access Right would materially interfere with any Final Program of Work or work regarding Additional Infrastructure, or would materially impede any Operator personnel from pursuing their normal duties. RTA may exercise its Access Right not more than two times per calendar year, unless otherwise mutually agreed.

4.7 Samples. During the Term, Operator shall ship ore and material samples extracted from the Mining Claims as requested by RTA to a location designated by RTA for testing and evaluation by or on behalf of RTA. Such testing and evaluation shall not be considered work for hire, and RTA shall own all intellectual property, information, and data developed or derived as a result of such testing and evaluation.

4.8 National Instrument 43-101. During the Term, RTA and SPS will reasonably cooperate with and will allow LCG access to the Mining Assets, all Information and Data, and all other technical, legal and other information pertaining to the Mining Assets in the possession of Operator, to permit LCG to prepare, as required, technical reports on all or any part of the Mining Assets, in accordance with NI 43-101 at the sole cost and expense of LCG for its own purposes to comply with disclosure obligations under applicable Canadian and/or US Securities Laws and/or Exchange rules and policies provided that: (a) to the extent permitted by Law, LCG may use the same Qualified Person(s) as defined in NI 43-101 ("QP") (with each such QP's consent) as is used by Operator to prepare all technical reports that LCG is required to prepare; (b) if LCG is unable to use the same QP as is used by Operator to prepare a required technical report, then it will choose another QP to write the technical report and LCG will not finalize the technical report until each of Operator and RTA has been provided with a reasonable opportunity to comment on the contents of the technical report and LCG will act in good faith and will use its best efforts to incorporate Operator's and RTA's comments into the technical report; and (c) LCG may, with the consent of the QP (which consent the Operator will request and act reasonably to obtain), use the NI 43-101 Report, provided (i) the NI 43-101 Report will be re-addressed to LCG at the sole cost and expense of LCG, and (ii) LCG will provide to RTA a copy of the re-addressed NI 43-101 Report. Operator will promptly deliver to LCG any updated reports or mineral reserve and mineral resource estimates produced that pertain to the Mining Assets in such form that permits the QP to prepare a technical report in accordance with this paragraph. This Section 4.8 will also apply to any filings as may be required under United States Securities Laws and disclosure if applicable.

ARTICLE 5

REPRESENTATIONS

5.1 Mutual Representations. Each Party represents to the other on the Effective Date and on the Option Closing that:

(a) Organization and Existence. It is an Entity duly organized and validly existing in the jurisdiction of its incorporation and is qualified to do business and in good standing to conduct business in the jurisdictions where it conducts business, except to the extent that such failure to qualify does not adversely affect its ability to perform its obligations under this Agreement and the Memorandum.

(b) Power and Authority. It has the corporate power and authority and has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the Memorandum, and to undertake the performance by it of its respective obligations under this Agreement and the Memorandum, and has obtained all necessary consents of the applicable Governmental Authorities for entering into this Agreement and the Memorandum and the performance of its obligations under this Agreement and the Memorandum.

(c) Binding Effect. This Agreement and the Memorandum, when executed and delivered by each respective Party, shall have been duly executed and delivered on behalf of each such Party and shall constitute valid and binding obligations of each Party enforceable against it in accordance with the terms of this Agreement and the Memorandum (subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar Laws of general applicability relating to or affecting creditors' rights and to the availability of equitable remedies) and will not result in any violation of, or any default under, any other agreement to which such Party or its Affiliates is a Party, including without limitation any agreement or obligation relating to the Mining Assets.

(d) No Brokerage. Neither it nor any of its Representatives has dealt or consulted with any real estate broker or agent in connection with the transactions contemplated in this Agreement or the Memorandum.

5.2 Additional Representations of Operator. Each Operator jointly and severally represents to RTA as of the Effective Date and as of the Option Exercise Date as follows:

(a) Ownership of Mining Assets. Except as provided in Exhibit A, Operator owns or otherwise has legal or beneficial rights to the Mining Assets free and clear of any Liens except, with respect to the unpatented mining claims included in the Mining Claims (the "Unpatented Claims"), the paramount title of the United States. Operator has not received any notices from the United States that the Unpatented Claims are not valid. To Operator's actual knowledge, after reasonable inquiry, (i) the Unpatented Claims have been duly and validly staked, are valid, and all payments and other obligations due with respect to the Unpatented Claims prior to the Effective Date have been timely and properly paid or performed, (ii) all taxes due and owing prior to the Effective Date with respect to Mining Assets (other than the Unpatented Claims) have been timely and properly paid, except for taxes being contested in good faith pursuant to proper proceedings, and (iii) the Mining Assets are free and clear of all defects in title (other than of public record).

(b) No Disputes. Except as set forth in the Disclosure Letter, Operator has not received written notice of any pending or threatened Disputes involving the Mining Assets, and Operator has not received any written notice of violation or claim from applicable Governmental Authorities alleging any violation of any Law or Permit, including any Environmental Law, relating to the Mining Assets.

(c) No Commitments. Except for ongoing reclamation obligations under the existing Permits and those obligations set forth in the Disclosure Letter, Operator has no contractual commitments or obligations which relate to or affect the Mining Assets.

(d) Releases. Except as set forth in the Disclosure Letter, there have been no spills, discharges, disposals, leaks, emissions, ejections, escapes, dumpings, or other releases of any kind of any Hazardous Materials in, on, or under the Mining Claims or the environment surrounding it and there is no storage of Hazardous Materials on the Mining Claims in violation of Environmental Laws. There are no underground storage tanks on the Mining Claims.

(e) Information and Data. Operator owns, or otherwise has valid rights to, the Information and Data.

(f) No Transfer Obligations. Except for the rights granted to RTA under this Agreement and as set forth in the Disclosure Letter, Operator is not under any obligation to Transfer, and during the Term will not Transfer or enter into any obligation to Transfer, any interest in or to the Mining Assets or to any Additional Infrastructure prior to the earlier of (i) the end of the Term, and (ii) the execution of the Earn-In Agreement.

(g) Business Integrity.

(i) Operator is in compliance, and shall comply, with all laws including Business Integrity Laws, in relation to this Agreement and the transactions contemplated under this Agreement.

(ii) All Permits and other authorisations obtained or which will be obtained in connection with this Agreement and the transactions contemplated in this Agreement, the Mining Assets, or the Exploration or Mining Operations, have been and will be obtained in compliance with all Business Integrity Laws.

(iii) No Representative of Operator is a Government Official or Governmental Authority and no Governmental Authority or Government Official has or will be a beneficiary of, or have a right or ability to share either directly or indirectly in any payments made in relation to this Agreement or the transactions contemplated under this Agreement.

(iv) No Entity (whether a Government Official, Governmental Authority, private individual, enterprise, or otherwise) has approached Operator for the purpose of any activity in violation of Business Integrity Laws in connection with or furtherance of this Agreement or the transactions contemplated under this Agreement.

(v) Operator shall promptly report to RTA any request or demand for any undue or suspicious financial or other advantage of any kind received in connection with the performance of this Agreement or the transactions contemplated under this Agreement.

(vi) Neither Operator or its Affiliates, nor any of its or their respective Representatives, is or has been the subject of any formal investigation, proceedings, conviction, or written notice relating to compliance with applicable Business Integrity Laws and, to their knowledge, there are no circumstances which could lead to such.

(vii) Operator is not and has not in the last five years been listed by any Governmental Authority as being debarred, suspended, proposed for suspension or debarment, or otherwise ineligible for participation in government procurement programs or other government contracts including without limitation, any exclusion under applicable Laws.

(viii) Operator has received a copy of, will maintain in place, and comply with the Rio Tinto Business Integrity Policies in the performance of and for the duration of this Agreement.

(ix) Operator shall ensure that all Representatives engaged by Operator in connection with this Agreement and the transactions contemplated by this Agreement read and comply with the Rio Tinto Business Integrity Policies and are appropriately trained to ensure compliance with applicable Business Integrity Laws and the Rio Tinto Business Integrity Policies.

(x) Operator shall be responsible for the observance and performance by its Representatives and shall be directly liable to RTA in the event of breach by such persons of the Rio Tinto Business Integrity Policies and applicable Business Integrity Laws.

5.3 Additional Representations of RTA. RTA represents to Operator as of the Effective Date and as of the Option Exercise Date that it has not received written notice of any pending or threatened Disputes with regard to the Option or the exercise of the Option by RTA

5.4 Disclosures. Each of the Parties represents and warrants to the other that it is unaware of any material facts or circumstances which have not been disclosed in this Agreement and which should be disclosed to the other Party in order to prevent the representations in this Article 5 from being misleading in any material respect.

5.5 No Partnership. Nothing contained in this Agreement shall be deemed to constitute either Party the partner of the other or, except as otherwise expressly provided, to constitute either Party the agent or legal representative of the other or to create any fiduciary relationship between them. The Parties do not intend to create, nor shall this Agreement be construed to create, any mining, commercial, or other partnership. Neither Party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other Party, except as otherwise expressly provided herein.

5.6 Other Activities. Except as expressly provided in this Agreement, each of the Parties may be engaged on its own behalf and on behalf of Entities other than the Parties in the general mining business and each of the Parties hereby consents to such involvement by the other without consulting the other Party or inviting or allowing the other Party to participate. Except as expressly provided in this Agreement, the legal doctrine of "corporate opportunity" sometimes applied to persons occupying a fiduciary status shall not apply in the case of any endeavor of either Party.

5.7 Waiver and Survival. The representations and warranties contained in Sections 5.1, 5.2, and 5.3 and in the Disclosure Letter are for the exclusive benefit of the Party to which such representations and warranties are given, have been relied upon by the Party to which such representations and warranties are given in entering into this Agreement, and a breach of any one or more thereof may be waived by the Party to which they are given in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty.

ARTICLE 6

TERM AND TERMINATION

6.1 Term. This Agreement shall commence on the Effective Date and shall continue through the Term.

6.2 In the event the Exchange determines not to approve the Agreement pursuant to an application as contemplated in Section 2.6, or imposes conditions to the approval of the Agreement that would reasonably be expected to require a delay of greater than 65 days to the Effective Date, then any Party may elect by notice in writing to the other Parties to terminate this Agreement, unless such Exchange approval is obtained prior to such termination.

6.3 Effect of Termination. Provided that this Agreement is not terminated based on the Earn-In, within 30 days after the date of termination:

(a) Information Return. RTA shall return to LCG all Information and Data in the possession of RTA and its Affiliates, provided that RTA (i) may retain the Information and Data for recordkeeping purposes only, and (ii) shall not be required to delete archival copies of Information and Data maintained on its electronic data systems; and

(b) Ore Sample Results. RTA shall provide to LCG non-interpretative results of testing of the ore samples provided by Operator to RTA, if any, provided that RTA shall have no obligation to provide information regarding the means and methods of developing such non- interpretative results.

6.4 Survival. Notwithstanding any other provisions of this Agreement, if this Agreement is terminated, the provisions of Sections 5.2 and 8.4 and Articles 1, 7, and 10 (subject to any time limitations referred to therein) shall survive such termination and remain in full force and effect, along with any other provisions of this Agreement which expressly or by their nature survive the termination hereof.

ARTICLE 7

CONFIDENTIALITY

7.1 Confidentiality of Agreement. Except for the recording of the Memorandum or as provided in Section 7.3, no Party may disclose the existence or terms of this Agreement without the prior written consent of the other Party, which consent shall be at the other Party's sole discretion; provided that a Party may make such disclosures (a) to Affiliates and Representatives who or which have a need to know such information, and (b) as, in the opinion of its counsel, are required by any applicable Laws, Exchange rule, existing contract, or legal process, provided, however, that in case of disclosure under Section 7.2(b), the disclosing Party shall promptly notify the other Party of such request or requirement, so that the other Party may seek an appropriate protective order or waive compliance with the Agreement. In the absence of a protective order or the receipt of a waiver, the disclosing Party will give the other Party written notice (unless prohibited by Law) of the information to be disclosed as far in advance as practicable and exercise all reasonable efforts to obtain reliable assurance that confidential treatment shall be afforded to that information. The Parties understand that LCG will be required to publicly file the Agreement with Canadian securities regulators and with the U.S. Securities and Exchange Commission ("SEC") via SEDAR and EDGAR respectively, within 10 days of the date of first public announcement by LCG of the existence of the Agreement, provided that LCG and RTA will have the opportunity to redact any portions of the Agreement permitted to be redacted pursuant to Canadian National Instrument 51-102. In the event any portion of the Agreement is so redacted and LCG is required to file the Agreement with the SEC, LCG agrees to make a confidential treatment request to the SEC if an unredacted version of the Agreement would otherwise be required to be filed with the SEC, and the Parties will act reasonably in ensuring such redacted version filed with the SEC complies with the SEC confidential treatment request requirements.

7.2 Confidentiality of Information and Data.

(a) Confidentiality. With respect to any Information and Data of a Party (as applicable, the "Disclosing Party") disclosed to the other Party (as applicable, the "Receiving Party"), each Receiving Party agrees to keep the Information and Data of the Disclosing Party confidential and not to disclose the Information and Data of the Disclosing Party to any Entity other than (i) its Affiliates and its and their Representatives who have a need to know; (ii) its outside mining and engineering consultants involved in Exploration and Mining Operations with respect to the Mining Assets; (iii) lenders or financial advisors who have a bona fide need to have access to the Information and Data of the Disclosing Party in connection with the financing of work with regard to the Mining Assets and (iv) such other Entities as the Parties jointly agree in writing may receive the Information and Data of the Disclosing Party (which agreement may be withheld for any reason or for no reason). Prior to any such disclosure, the applicable Receiving Party will inform the Entity receiving Information and Data of the Disclosing of the confidentiality provisions of this Agreement. The applicable Receiving Party will be responsible and liable for the disclosure in violation of this Agreement of Information and Data of the Disclosing by an Entity to whom or to which such Receiving Party provided Information and Data of the Disclosing Party pursuant to this Section 7.2(a).

(b) Disclosure Right. The Receiving Party may disclose the Information and Data of the Disclosing Party as may be required by judicial, administrative, or governmental proceeding, whether or not made pursuant to a valid subpoena or applicable order or as otherwise required by Law or the rules of the Exchange, provided that any disclosure made pursuant to Law shall be strictly limited in scope and content to the extent possible given the requirements of legal compliance, and subject to each Party's reasonable prior review and revision which in the case of disclosure by LCG will be given promptly in order to permit compliance by LCG with applicable securities Laws and the Exchange, and in the event of a news release, no later than three business days after the request for review and revision is made by a Party to the other Parties.

(c) Exceptions. Nothing in this Agreement shall affect a Receiving Party's rights to use, disclose or retain any of the Information and Data of the Disclosing Party which (i) is in the public domain or later enters the public domain other than by a breach by the Receiving Party or any of its agents of any of the obligations of the Receiving Party under this Agreement, (ii) is disclosed to either a Receiving Party or the general public by a third party which is in rightful possession of the Information and Data of the Disclosing Party in circumstances where the disclosure violated no confidentiality obligations, or (iii) the Receiving Party can demonstrate by contemporaneous written documentation was in its possession on a non-confidential basis prior to the time of disclosure.

7.3 Public Statements. Except as and to the extent required by Law, without the prior written consent of the other Parties, no Party shall, and each Party shall direct its Affiliates and its and their respective Representatives not to, directly or indirectly, make any public comment, statement or communication with respect to, or otherwise disclose or permit the disclosure of the nature of discussions regarding, the contemplated transactions among the Parties or any of the terms, conditions, or other aspects of this Agreement, except as agreed upon between the Parties, provided that each Party may disclose the existence of this Agreement as required by applicable Law or Exchange requirements, upon prior notice to the other Parties.

ARTICLE 8

DEFAULT AND CURE; INDEMNIFICATION

8.1 Default in Performance of Obligations. If a Party (as applicable, the "Non- Defaulting Party") believes that another Party (as applicable, the "Defaulting Party") is in default in the observance or performance of any of its covenants or obligations hereunder, the Non- Defaulting Party shall give the Defaulting Party written notice of default (a "Notice of Default"), which Notice of Default will describe in reasonable detail the nature of the default.

8.2 Opportunity to Cure. Except as otherwise provided in this Agreement, the Defaulting Party shall have a reasonable time of not more than 30 days within which to remedy such default or, with respect to a default which cannot be cured within the 30-day period, to commence within the 30 days such action as may be necessary to remedy such default and to diligently prosecute such action until the default is cured. Unless the Defaulting Party shall so comply or commence to comply, this Agreement may be terminated at the option of the Non- Defaulting Party, and the Non-Defaulting Party may seek such other remedies as it might have in Law or in equity.

8.3 Disagreement Over Alleged Default.

(a) Notice. In the event the Defaulting Party believes that it is not in default, the Defaulting Party may give written notice to the Non-Defaulting Party within such 30-day period, as applicable, setting forth in reasonable detail the reasons why the Defaulting Party believes that it is not in default. Upon receipt of a Notice of Default, the Parties shall attempt in good faith to resolve promptly through negotiation any Dispute arising out of or relating to this Agreement for a period of 30 days after the date of the Notice of Default (the "Dispute Resolution Period"). If the Dispute is not resolved within the Dispute Resolution Period, then the Parties to the Dispute shall be subject to Section 11.4.

(b) Time Periods. The Dispute Resolution Period may be reasonably extended or shortened by written agreement of the Parties.

8.4 Indemnification.

(a) General Indemnification. Subject to the provisions of this Agreement, each Party (the "Indemnifying Party") shall indemnify, defend and hold harmless each of the other Parties and its and their Affiliates and its and their respective Representatives (as applicable, the "Indemnified Parties") for and on account of any Claims or Liability that may be asserted against any one or more of the Indemnified Parties as a result of any Dispute commenced or asserted by any Entity (including without limitation any Governmental Authority), to the extent arising out of or related to any breach of the Indemnifying Party's representations, warranties, or obligations under this Agreement.

(b) Operations Indemnification. Subject to the provisions of this Agreement, Operator, jointly and severally assumes responsibility for the work done by it and its Affiliates and its and their respective Representatives during the Term with regard to the Mining Assets and specifically shall indemnify, defend and hold harmless RTA and its Affiliates and its and their respective Representatives for and on account of any Claims or Liability that may be asserted against any one or more of RTA and its Affiliates and its and their respective Representatives as a result of any Dispute commenced or asserted by any Entity (including without limitation any Governmental Authority), arising out of or related to activities and operations (including Exploration and Mining Operations) related to the Mining Assets by or on behalf of Operator during the Term, including any violation of applicable Law, including any Environmental Law, in connection with the activities and operations conducted with regard to the Mining Assets by or on behalf of Operator. The rights of RTA and its Affiliates and its and their respective Representatives hereunder shall apply except to the extent such Claims or Liability are caused by the negligence, fault, strict liability, acts or omissions of the RTA or its Affiliates, or its or their respective Representatives.

(c) Operator, jointly and severally, on its behalf and on behalf of its Affiliates and its and their respective Affiliates, hereby unconditionally and irrevocably releases and discharges RTA and its Affiliates and its and their respective Representatives from any past, present or future Claims and Liabilities arising in any way from the Exploration and Mining Operations performed during the Term by or on behalf of Operator on the Mining Assets, regardless of whether such Claims and Liabilities are presented or become ripe during or after the Term. RTA shall have control over the management, prosecution and settlement of any Claims brought against RTA or its Affiliates or its or their respective Representatives under this Section 8.4(c).

ARTICLE 9

ASSIGNMENTS AND TRANSFERS

9.1 Assignment by RTA. Subject to Section 9.3, RTA may not Transfer all or any portion of this Agreement without the prior written consent of Operator.

9.2 Assignment by Operator. Subject to Section 9.3, Operator may not Transfer all or any portion of the Mining Assets or this Agreement, without the prior written consent of RTA.

9.3 Permitted Transfers.

(a) Transfers to Affiliates. Any Party may Transfer this Agreement to an Affiliate without the consent of the other Party; provided that the Party intending to Transfer this Agreement to an Affiliate shall provide the other Party 30 days advance written notice of any such Transfer. Such a Transfer will continue in force even if the Affiliate to which the Transfer is made ceases to remain an Affiliate of the transferring Party at any time after the Transfer.

(b) RTA Transfer to Separate Entity. RTA may Transfer all or a portion of the Agreement into a separate Entity as part of an independently-financed business arrangement based on all or any portion of the Nuton™ Technology.

(c) Transfer Subject to Agreement. Any permitted Transfer shall be expressly subject to this Agreement and to all rights of the Parties under this Agreement. No Transfer shall operate to enlarge the obligations or diminish the rights of a Party under this Agreement. No Transfer shall be binding upon a Party for any purpose until the Party making the Transfer has furnished the other Party with the instrument or instruments constituting the undertaking in Section 9.1 or 9.2.

9.4 Void Transfers. Any attempted Transfer in violation of Section 9.1, 9.2, or 9.3, whether by agreement or by operation of Law, shall be void.

ARTICLE 10

MAINTENANCE OF PROPERTIES; DEFENSE OF TITLE

10.1 Obligations of the Parties.

(a) Land Holding Payments. During the Term, Operator will timely fund or make all Land Holding Payments for the Mining Claims, and make any other payments necessary to maintain the other Mining Assets. Operator shall, upon RTA's request, provide RTA with evidence of all payments made. Operator retains the right to contest, in the courts or otherwise, any issue related to the Land Holding Payments for the Mining Claims;, provided that Operator makes such Land Holding Payments during the pendency of any such contest. Notwithstanding the foregoing, Operator shall not permit any part of the Mining Claims, to be lost as the result of the failure to make a Land Holding Payment.

(b) RTA Rights. During the Term, RTA shall have the right, but not the responsibility, to make any Land Holding Payments in the event that Operator fails to make such Land Holding Payments as set forth in Section 10.1(a) when due. RTA shall provide LCG with evidence of all such Land Holding Payments made by RTA, and LCG promptly shall reimburse RTA for such Land Holding Payments made by RTA.

(c) No Liens. RTA shall have the right to file a first priority Lien against Operator's interest in this Agreement and ownership interest in the LLC (the "RTA Lien"). Operator shall not Transfer or cause or allow a Lien created by or against it to be placed against this Agreement, or Operator's interest in the LLC unless such Lien is expressly subordinate to the RTA Lien except as otherwise expressly agreed in writing by RTA.

10.2 Abandonment. During the Term, Operator shall not, and shall cause its Affiliates not to, release, abandon, surrender, allow to lapse, or reduce the area of any part of the Mining Assets without the prior written consent of RTA, such consent not to be withheld, modified, or delayed unreasonably.

10.3 Title Defects, Defense, and Protection. If Operator's title to all or any part of the Mining Assets is defective, is encumbered, or is less than as represented in this Agreement; or if Operator's title, as so represented, is contested or challenged by any Entity (including a Governmental Authority), and Operator is unable or unwilling promptly to correct the alleged defect, encumbrance, or impairment; then RTA shall have the right to terminate this Agreement without further obligation, or shall have the right, but not the obligation, to attempt to perfect or defend Operator's title. If RTA elects to perfect or defend Operator's title, then RTA shall not be liable to Operator in the event that RTA is unsuccessful in, withdraws from, or discontinues litigation or other curative work. Time being of the essence, if RTA does attempt to perfect or defend Operator's title, then Operator shall execute all documents and shall take such other commercially reasonable actions as are reasonably necessary to assist RTA in its efforts. Any improvement or perfection of title to the Mining Assets shall inure to the benefit of RTA in the same manner and to the same extent as if such improvement or perfection has been made prior to the execution of this Agreement. Reasonable costs and expenses incurred by RTA to perfect or defend title will be taken into account in determining the relative percentage ownership interest of RTA and Operator in the LLC, to the extent such costs and expenses cause the Not to Exceed Amount to be exceeded.

ARTICLE 11

MISCELLANEOUS

11.1 Force Majeure. No Party shall be liable to any other Party, and no Party shall be deemed in default under this Agreement, for any failure or delay performing any of its covenants and agreements when such performance is prevented by Force Majeure. For the purposes of this Agreement, "Force Majeure" means any cause not within the control of the Party, despite reasonable commercial efforts, including that performance of the covenants violates any Law of any governmental (civil or military) agency or authority, including all Governmental Authorities claiming jurisdiction over the issuance of Permits, opposition or litigation initiated by local or national non-governmental interest groups or individuals opposed to the project, or contrary to any written agreement concerning the Mining Claims and the Additional Project Properties. Such causes shall also include acts of God, acts of the public enemy, riots, fire, storm, flood, explosion, pandemic, government restriction, failure to obtain on reasonable terms any Permits, authorizations or approvals required from Governmental Authorities, including environmental protection agencies, despite diligent attempts and the timely provision to such authorities of all information lawfully requested, lack of available equipment, qualified personnel or materials or other causes beyond the reasonable control of the affected Party, whether of the kind enumerated above or otherwise and whether foreseen, foreseeable or unforeseeable. So far as possible, the Party affected will make all reasonable steps to remedy the delay caused by the events referred to above as soon as feasible; provided, however, that nothing contained in this Section 11.1 shall require any Party to settle any Dispute or to test the constitutionality of any Law. The Party claiming Force Majeure shall promptly notify the other Parties in writing of such event, of the steps being taken to resolve the delay and to resume performance, and of the time that the condition of Force Majeure has been alleviated.

11.2 Notices. Notices required by this Agreement shall be in writing and shall be delivered either (a) personally, (b) by registered or certified mail, postage prepaid, (c) by any reputable commercial courier service, or (d) by confirmed facsimile transmission, and addressed or transmitted as follows:

If to RTA:	If to Operator:

Rio Tinto America Inc.	Lion Copper & Gold Corp.
4700 Daybreak Parkway	143 South Nevada Street
South Jordan, UT 84009	Yerington, NV 89447
Attention: Michael Gardner	Attention: Travis Naugle
Telephone: +1 (801) 204-2508	Telephone: (406)780-2000
Email: michael.gardner@riotinto.com	Email: travis@lioncg.com

With copies to:	With copies to:
Adam Burley	Edward Mayerhofer
adam.burley@riotinto.com	elm@mortonlaw.ca

Roberta H. Kuehne	Carla A. Consoli
roberta.kuehne@riotinto.com	cconsoli@maypotenza.com

Kevin W. Johnson
KWJohnson@parsonsbehle.com

All notices shall be effective upon actual receipt if received during the normal business hours of the receiving Party and on the next normal business day of the receiving Party if delivered other than during normal business hours. The Parties may change the place to which notice is to be delivered by giving written notice to the other Party in accordance with this Section 11.2.

11.3 Business Practices.

(a) Notification of Investigation or Breach.

(i) Operator agrees promptly (and in any event within seven business days) to notify RTA in writing if it becomes aware that it or any of its respective Affiliates has become the subject of any investigation, inquiry, or enforcement proceedings by any Governmental Authority regarding any breach or potential breach of any Business Integrity Laws, or any such investigation is threatened or pending.

(ii) Operator agrees promptly (and in any event within seven business days) to notify RTA in writing in the event it becomes aware of any actual or suspected breach or violation of this Agreement or the Business Integrity Laws.

(iii) Any notification given in accordance with Section 11.3(a)(i) or Section 11.3(a)(ii) shall be given in as much detail as possible, to the extent permissible under applicable Laws. Operator agrees to cooperate fully and in good faith with RTA in relation to any enquiries RTA may require in relation to such notifications.

(b) Third Parties, Subcontractors and Agents.

(i) Operator shall ensure that any third-party service providers engaged by Operator in connection with the performance of this Agreement and the transactions contemplated in this Agreement will be engaged on the basis of a written agreement and Operator will use all reasonable commercial endeavours to ensure such agreement contains substantively similar provisions in relation to business integrity as this Agreement.

(ii) Operator shall ensure that, before entering into any agreement with a third-party services provider, it shall perform commercially reasonable due diligence in accordance with the Rio Tinto Business Integrity Policies before retaining or engaging any third party in connection with this Agreement.

(iii) Notwithstanding and without limiting any of the above, Operator agrees that no sub-contract or engagement it has with any third party will in any way relieve Operator of responsibility for the performance of this Agreement and compliance with its terms.

(c) Modern Slavery.

(i) Operator must ensure that it and its subcontractors (and to the extent practicable, its other suppliers and business partners) will comply with all applicable Laws in force pertaining to modern slavery (which is deemed to include forced labor, human trafficking, and child labor) and take appropriate steps to meet international standards around modern slavery where these set a higher standard than domestic Law.

(ii) Operator represents and warrants that neither it or its Affiliates nor its or their respective Representatives:

(A) has been convicted of any offense involving modern slavery;

and

(B) has not been or is not the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body regarding any offence or alleged offence of or in connection with modern slavery, and undertakes to notify RTA in writing if it is or becomes subject to any of the actions set out in Section 11.3(c)(i) or Section 11.3(c)(ii) or is otherwise alleged to be involved in any modern slavery activity.

(iii) Operator will take reasonable steps to ensure it has in place adequate procedures and policies to prevent and address involvement in modern slavery, including through its subcontractors (and to the extent practicable, its other suppliers and business partners) in line with recognized international standards including the UN Guiding Principles on Business and Human Rights.

(iv) On request by RTA, Operator shall provide a copy of any modern slavery statement it is required to prepare under relevant modern slavery reporting legislation.

(v) Operator grants RTA, or any third party nominated by RTA, the ability to audit Operator and its subcontractors in relation to its obligations under this Section 11.3(c).

(d) Indigenous People. Operator undertakes to identify and encourage opportunities which benefit indigenous people and local communities wherever possible.

(e) Compliance with Labor and Employment Law.

(i) Operator will ensure that its performance in accordance with this Agreement will comply with all applicable federal, state, and local Laws, including all statutes, regulations, and case law -- governing labor and employment, including any and all applicable laws related to co-employment and worker classification.

(ii) Operator will defend, indemnify, and hold harmless RTA and its Affiliates and its and their respective Representatives from and against any and all Claims and Liability arising out of Operator's violation of Section 11.3(e)(i), including any misclassification of Operator's or its Affiliate's personnel as employees of RTA or any of its Affiliates.

11.4 Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal Laws of the State of Utah without giving effect to any choice or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction). Any Dispute arising out of or based upon this Agreement, or the interpretation thereof shall be brought in the state courts of Utah or the federal courts of the United States, in each case located in Salt Lake City, Utah, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such Dispute. Service of process, summons, notice, or other document by mail to such Party's address set forth herein shall be effective service of process for any Dispute brought in any such court. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any Dispute in such courts and irrevocably waive and agree not to plead or claim in any such court that any such Dispute brought in any such court has been brought in an inconvenient forum. The prevailing party shall be entitled to recover its reasonable attorneys' fees and other costs incurred in the event of any Dispute arising out of or based on this Agreement. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A JURY TRIAL IN ANY DISPUTE OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT. THE JURY TRIAL WAIVER CONTAINED IN THIS AGREEMENT IS INTENDED TO APPLY, TO THE FULLEST EXTENT PERMITTED BY LAW, TO ANY AND ALL DISPUTES AND CONTROVERSIES THAT ARISE OUT OF OR IN ANY WAY RELATE TO ANY OR ALL OF THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS OF ANY KIND. THIS AGREEMENT MAY BE FILED WITH ANY COURT OF COMPETENT JURISDICTION AS A PARTY'S WRITTEN CONSENT TO SUCH PARTY'S WAIVER OF A JURY TRIAL.

11.5 General.

(a) Recordation. The Parties agree that this Agreement shall not be filed or recorded except as required by law, but RTA may file or record the Memorandum.

(b) Entire Agreement. This Agreement, together with all its attached Exhibits and the Disclosure Letter, represents the entire understanding of the Parties relating to the subject matter of this Agreement. No modification of this Agreement shall be effective unless it is in writing and is executed by the Parties.

(c) Rule Against Perpetuities. As to any provision in this Agreement, the Parties do not intend that there shall be any violation of the Rule against Perpetuities or any rule relating to restraints upon alienation. If any provision of this Agreement would violate the Rule Against Perpetuities or some analogous statutory provision or any other statutory or common-law rule imposing time limits, then such provision shall continue only until 21 years, less one day, after the death of all the individuals who execute this Agreement on behalf of the Parties. Otherwise, if any such violation should inadvertently occur, it is the intent and desire of the Parties hereto that the appropriate court shall reform such provision in such a way as to approximate most closely the intent of the Parties hereto within the limits permissible under such rule or related rule.

(d) No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or will confer upon any other Entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

(e) Covenants Run with the Land. All of the covenants, conditions, and provisions of this Agreement shall run with the land and shall inure to the benefit of and be binding upon the Parties, their respective heirs, executors, administrators, successors, and assigns.

(f) Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts together shall constitute one and the same agreement. The Parties agree that this Agreement may be transmitted between them by facsimile machine or an e-mailed PDF file. The Parties intend that the signatures so transmitted constitute original signatures and that an agreement so transmitted containing the signatures (original, facsimile, or PDF) of all Parties is binding on the Parties.

(g) Waiver. No waiver of any breach of this Agreement shall be binding unless evidenced in writing, executed by the Party against whom the waiver is asserted. Any waiver shall extend only to the particular breach so waived and shall not limit any rights with respect to any future breach.

(h) Further Assurances. Each Party shall execute such documents, assignments, endorsements, instruments, and evidences of transfer and give such further assurances as shall be necessary or appropriate in connection with the performance of its obligations under this Agreement.

(i) Severability. If any term or condition contained in this Agreement shall be in conflict with or inconsistent with applicable Law, the same shall be deemed to be severable from, and shall not invalidate, the remaining terms and conditions of this Agreement. This Agreement, with any such terms and conditions so severed, shall continue in full force and effect.

(j) Survival. Any provision of this Agreement that, by its terms, is intended to survive the expiration or termination of this Agreement shall so survive such expiration or termination.

Executed by the Parties to be effective as of the Effective Date.

Rio Tinto America Inc.

By: "Clayton Walker"

Print Name: Clayton Walker

Title: Vice President

Lion Copper & Gold Corp.

By: "C. Travis Naugle"

Print Name: C. Travis Naugle

Title: CEO

Singatse Peak Services, LLC

By: "C. Travis Naugle"

Print Name: C. Travis Naugle

Title: Manager

EXHIBIT A

MINING ASSETS

(See Attached)

A-1

EXHIBIT A - Summary of Mason Valley Mining Assets

Lode and Placer claims:		Number	Acres	Comments
NV	MACARTHUR	905	18,698	Subject to Royalty
NV	YERINGTON	208	4,298	Subject to Royalty
NV	WASSUK	310	6,405	Subject to Royalty, *3 claims filed in both Lyon & Mineral Counties
	Total Unpatented Claims:	1,423	29,401

Patented claims and private ground:		Number	Acres	Comments
NV	SINGATSE	82	1,386	SPS Patented Mining Claims
NV	SINGATSE	5	1,381	SPS Private Land
NV	SINGATSE	5	2,326	SPS Bear Private Land Options
	Total Patented & Private:	92	5,094

Total Acreage	34,494

Royalty Document	Project	Party	Party	Date	Terms
QUITCLAIM DEED WITH RESERVED ROYALTY	MACARTHUR, YERINGTON	SINGATSE PEAK SERVICES, LLC	NORTH EXPLORATION, LLC	February 9, 2015	2% NSR, 1% buy-down for $1M
ROYALTY AGREEMENT	MACARTHUR, YERINGTON	SINGATSE PEAK SERVICES, LLC	ARIMETCO, INC	April 27, 2011	2% NSR, $7.5M cap
MINING LEASE WITH OPTION TO PURCHASE	WASSUK	QUATERRA ALASKA, INC	MAJUBA MINING LTD	May 26, 2011	3% NSR, 1% buy-down for $1.5M

EXHIBIT A.1 - MACARTHUR LODE CLAIMS

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004075 | AT 1 | LYON CO. | 438843 | Sec 9,10,15,16 T14N R24E | | 12/19/2008 |
| 2 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004084 | AT 10 | LYON CO. | 438852 | Sec 15 T14N R24E | | 12/19/2008 |
| 3 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004174 | AT 100 | LYON CO. | 438942 | Sec 22 T14N R24E | | 12/18/2008 |
| 4 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004175 | AT 101 | LYON CO. | 438943 | Sec 22 T14N R24E | | 12/18/2008 |
| 5 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004176 | AT 102 | LYON CO. | 438944 | Sec 22 T14N R24E | | 12/18/2008 |
| 6 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004177 | AT 103 | LYON CO. | 438945 | Sec 22 T14N R24E | | 12/18/2008 |
| 7 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004178 | AT 104 | LYON CO. | 438946 | Sec 22 T14N R24E | | 12/18/2008 |
| 8 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004179 | AT 105 | LYON CO. | 438947 | Sec 22 T14N R24E | | 12/18/2008 |
| 9 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004180 | AT 106 | LYON CO. | 438948 | Sec 22 T14N R24E | | 12/18/2008 |
| 10 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004181 | AT 107 | LYON CO. | 438949 | Sec 15,22 T14N R24E | | 12/18/2008 |
| 11 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004182 | AT 108 | LYON CO. | 438950 | Sec 22 T14N R24E | | 12/18/2008 |
| 12 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004183 | AT 109 | LYON CO. | 438951 | Sec 15,22 T14N R24E | | 12/18/2008 |
| 13 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004085 | AT 11 | LYON CO. | 438853 | Sec 10,15 T14N R24E | | 12/19/2008 |
| 14 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004184 | AT 110 | LYON CO. | 438952 | Sec 22 T14N R24E | | 12/18/2008 |
| 15 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004185 | AT 111 | LYON CO. | 438953 | Sec 15,22 T14N R24E | | 12/18/2008 |
| 16 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004186 | AT 112 | LYON CO. | 438954 | Sec 22 T14N R24E | | 12/18/2008 |
| 17 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004187 | AT 113 | LYON CO. | 438955 | Sec 15,22 T14N R24E | | 12/18/2008 |
| 18 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004188 | AT 114 | LYON CO. | 438956 | Sec 22 T14N R24E | | 12/18/2008 |
| 19 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054412 | AT 115 | LYON CO. | 483055 | S9, 10-T14N-R24E | | 9/9/2011 |
| 20 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054413 | AT 116 | LYON CO. | 483056 | S9, 10-T14N-R24E | | 9/9/2011 |
| 21 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054414 | AT 117 | LYON CO. | 483057 | S10-T14N-R24E | | 7/29/2011 |
| 22 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054415 | AT 118 | LYON CO. | 483058 | S10-T14N-R24E | | 7/29/2011 |
| 23 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054416 | AT 119 | LYON CO. | 483059 | S10-T14N-R24E | | 7/29/2011 |
| 24 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004086 | AT 12 | LYON CO. | 438854 | Sec 15 T14N R24E | | 12/19/2008 |
| 25 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054417 | AT 120 | LYON CO. | 483060 | S10-T14N-R24E | | 7/29/2011 |
| 26 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054418 | AT 121 | LYON CO. | 483061 | S10-T14N-R24E | | 7/29/2011 |
| 27 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054419 | AT 122 | LYON CO. | 483062 | S10-T14N-R24E | | 7/29/2011 |
| 28 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054420 | AT 123 | LYON CO. | 483063 | S10-T14N-R24E | | 7/29/2011 |
| 29 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054421 | AT 124 | LYON CO. | 483064 | S10-T14N-R24E | | 7/29/2011 |
| 30 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054422 | AT 125 | LYON CO. | 483065 | S10-T14N-R24E | | 7/29/2011 |
| 31 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054423 | AT 126 | LYON CO. | 483066 | S10-T14N-R24E | | 7/29/2011 |
| 32 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054424 | AT 127 | LYON CO. | 483067 | S10-T14N-R24E | | 7/29/2011 |
| 33 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054425 | AT 128 | LYON CO. | 483068 | S10-T14N-R24E | | 7/29/2011 |
| 34 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054426 | AT 129 | LYON CO. | 483069 | S10-T14N-R24E | | 7/29/2011 |
| 35 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004087 | AT 13 | LYON CO. | 438855 | Sec 10,15 T14N R24E | | 12/19/2008 |
| 36 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054427 | AT 130 | LYON CO. | 483070 | S10-T14N-R24E | | 7/29/2011 |
| 37 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054428 | AT 131 | LYON CO. | 483071 | S10-T14N-R24E | | 7/29/2011 |
| 38 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054429 | AT 132 | LYON CO. | 483072 | S10-T14N-R24E | | 7/29/2011 |
| 39 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054430 | AT 133 | LYON CO. | 483073 | S10, 11-T14N-R24E | | 7/29/2011 |
| 40 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054431 | AT 134 | LYON CO. | 483074 | S10, 11-T14N-R24E | | 7/29/2011 |
| 41 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054432 | AT 135 | LYON CO. | 483075 | S11-T14N-R24E | | 7/29/2011 |
| 42 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054433 | AT 136 | LYON CO. | 483076 | S11-T14N-R24E | | 7/29/2011 |
| 43 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054434 | AT 137 | LYON CO. | 483077 | S11-T14N-R24E | | 7/29/2011 |
| 44 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054435 | AT 138 | LYON CO. | 483078 | S11-T14N-R24E | | 7/29/2011 |
| 45 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054436 | AT 139 | LYON CO. | 483079 | S11-T14N-R24E | | 7/29/2011 |
| 46 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004088 | AT 14 | LYON CO. | 438856 | Sec 15 T14N R24E | | 12/19/2008 |
| 47 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054437 | AT 140 | LYON CO. | 483080 | S11-T14N-R24E | | 7/29/2011 |
| 48 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054438 | AT 141 | LYON CO. | 483081 | S11-T14N-R24E | | 7/29/2011 |
| 49 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054439 | AT 142 | LYON CO. | 483082 | S11-T14N-R24E | | 7/29/2011 |
| 50 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054440 | AT 143 | LYON CO. | 483083 | S11-T14N-R24E | | 7/29/2011 |

EXHIBIT A.1 - MACARTHUR LODE CLAIMS

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 51 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054441 | AT 144 | LYON CO. | 483084 | S11-T14N-R24E | | 7/29/2011 |
| 52 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054442 | AT 145 | LYON CO. | 483085 | S11-T14N-R24E | | 7/29/2011 |
| 53 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054443 | AT 146 | LYON CO. | 483086 | S11-T14N-R24E | | 7/29/2011 |
| 54 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054444 | AT 147 | LYON CO. | 483087 | S11-T14N-R24E | | 7/29/2011 |
| 55 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054445 | AT 148 | LYON CO. | 483088 | S11-T14N-R24E | | 7/29/2011 |
| 56 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054446 | AT 149 | LYON CO. | 483089 | S11, 12-T14N-R24E | | 7/29/2011 |
| 57 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004089 | AT 15 | LYON CO. | 438857 | Sec 10,15 T14N R24E | | 12/19/2008 |
| 58 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054447 | AT 150 | LYON CO. | 483090 | S11, 12-T14N-R24E | | 7/29/2011 |
| 59 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054448 | AT 151 | LYON CO. | 483091 | S12-T14N-R24E | | 7/29/2011 |
| 60 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054449 | AT 152 | LYON CO. | 483092 | S12-T14N-R24E | | 7/29/2011 |
| 61 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054450 | AT 153 | LYON CO. | 483093 | S12-T14N-R24E | | 7/29/2011 |
| 62 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054451 | AT 154 | LYON CO. | 483094 | S12-T14N-R24E | | 7/29/2011 |
| 63 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054452 | AT 157 | LYON CO. | 483095 | S9, 10-T14N-R24E | | 9/9/2011 |
| 64 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054453 | AT 158 | LYON CO. | 483096 | S10-T14N-R24E | | 7/29/2011 |
| 65 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054454 | AT 159 | LYON CO. | 483097 | S10-T14N-R24E | | 7/29/2011 |
| 66 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004090 | AT 16 | LYON CO. | 438858 | Sec 15 T14N R24E | | 12/19/2008 |
| 67 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054455 | AT 160 | LYON CO. | 483098 | S10-T14N-R24E | | 7/29/2011 |
| 68 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054456 | AT 161 | LYON CO. | 483099 | S10-T14N-R24E | | 7/29/2011 |
| 69 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054457 | AT 162 | LYON CO. | 483100 | S10-T14N-R24E | | 7/29/2011 |
| 70 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054458 | AT 163 | LYON CO. | 483101 | S10-T14N-R24E | | 7/29/2011 |
| 71 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054459 | AT 164 | LYON CO. | 483102 | S10-T14N-R24E | | 7/29/2011 |
| 72 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054460 | AT 165 | LYON CO. | 483103 | S10-T14N-R24E | | 7/29/2011 |
| 73 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054461 | AT 166 | LYON CO. | 483104 | S10, 11-T14N-R24E | | 7/29/2011 |
| 74 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054462 | AT 167 | LYON CO. | 483105 | S2, 11-T14N-R24E | | 7/29/2011 |
| 75 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054463 | AT 168 | LYON CO. | 483106 | S2, 11-T14N-R24E | | 7/29/2011 |
| 76 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054464 | AT 169 | LYON CO. | 483107 | S2, 11-T14N-R24E | | 7/29/2011 |
| 77 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004091 | AT 17 | LYON CO. | 438859 | Sec 10,14,15 T14N R24E | | 12/18/2008 |
| 78 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054465 | AT 170 | LYON CO. | 483108 | S2, 11-T14N-R24E | | 7/29/2011 |
| 79 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054466 | AT 171 | LYON CO. | 483109 | S2, 11-T14N-R24E | | 7/29/2011 |
| 80 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054467 | AT 172 | LYON CO. | 483110 | S2, 11-T14N-R24E | | 7/29/2011 |
| 81 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054468 | AT 173 | LYON CO. | 483111 | S2, 11-T14N-R24E | | 7/29/2011 |
| 82 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054469 | AT 174 | LYON CO. | 483112 | S2, 11, 12-T14N-R24E | | 7/29/2011 |
| 83 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054470 | AT 175 | LYON CO. | 483113 | S1, 2, 11, 12-T14N-R24E | | 7/29/2011 |
| 84 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054471 | AT 176 | LYON CO. | 483114 | S1, 12-T14N-R24E | | 7/29/2011 |
| 85 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004092 | AT 18 | LYON CO. | 438860 | Sec 14,15 T14N R24E | | 12/18/2008 |
| 86 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004093 | AT 19 | LYON CO. | 438861 | Sec 10,11,14 T14N R24E | | 12/18/2008 |
| 87 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004076 | AT 2 | LYON CO. | 438844 | Sec 15,16 T14N R24E | | 12/19/2008 |
| 88 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004094 | AT 20 | LYON CO. | 438862 | Sec 14 T14N R24E | | 12/18/2008 |
| 89 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004095 | AT 21 | LYON CO. | 438863 | Sec 11,14 T14N R24E | | 12/18/2008 |
| 90 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004096 | AT 22 | LYON CO. | 438864 | Sec 14 T14N R24E | | 12/18/2008 |
| 91 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004097 | AT 23 | LYON CO. | 438865 | Sec 11,14 T14N R24E | | 12/18/2008 |
| 92 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004098 | AT 24 | LYON CO. | 438866 | Sec 14 T14N R24E | | 12/18/2008 |
| 93 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004099 | AT 25 | LYON CO. | 438867 | Sec 11,14 T14N R24E | | 12/19/2008 |
| 94 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004100 | AT 26 | LYON CO. | 438868 | Sec 14 T14N R24E | | 12/19/2008 |
| 95 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004101 | AT 27 | LYON CO. | 438869 | Sec 11,14 T14N R24E | | 12/19/2008 |
| 96 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004102 | AT 28 | LYON CO. | 438870 | Sec 14 T14N R24E | | 12/19/2008 |
| 97 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004103 | AT 29 | LYON CO. | 438871 | Sec 11,14 T14N R24E | | 12/19/2008 |
| 98 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004077 | AT 3 | LYON CO. | 438845 | Sec 10,15 T14N R24E | | 12/19/2008 |
| 99 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004104 | AT 30 | LYON CO. | 438872 | Sec 14 T14N R24E | | 12/19/2008 |
| 100 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004105 | AT 31 | LYON CO. | 438873 | Sec 11,14 T14N R24E | | 12/19/2008 |

EXHIBIT A.1 - MACARTHUR LODE CLAIMS

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 101 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004106 | AT 32 | LYON CO. | 438874 | Sec 14 T14N R24E | | 12/19/2008 |
| 102 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004107 | AT 33 | LYON CO. | 438875 | Sec 11,14 T14N R24E | | 12/19/2008 |
| 103 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004108 | AT 34 | LYON CO. | 438876 | Sec 14 T14N R24E | | 12/19/2008 |
| 104 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004109 | AT 35 | LYON CO. | 438877 | Sec 40131 T14N R24E | | 12/19/2008 |
| 105 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004110 | AT 36 | LYON CO. | 438878 | Sec 13,14 T14N R24E | | 12/19/2008 |
| 106 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004111 | AT 37 | LYON CO. | 438879 | Sec 12,13 T14N R24E | | 12/19/2008 |
| 107 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004112 | AT 38 | LYON CO. | 438880 | Sec 13 T14N R24E | | 12/19/2008 |
| 108 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004113 | AT 39 | LYON CO. | 438881 | Sec 12,13 T14N R24E | | 12/19/2008 |
| 109 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004078 | AT 4 | LYON CO. | 438846 | Sec 15 T14N R24E | | 12/19/2008 |
| 110 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004114 | AT 40 | LYON CO. | 438882 | Sec 13 T14N R24E | | 12/19/2008 |
| 111 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004115 | AT 41 | LYON CO. | 438883 | Sec 12,13 T14N R24E | | 12/19/2008 |
| 112 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004116 | AT 42 | LYON CO. | 438884 | Sec 13 T14N R24E | | 12/19/2008 |
| 113 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004117 | AT 43 | LYON CO. | 438885 | Sec 12,13 T14N R24E | | 12/19/2008 |
| 114 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004118 | AT 44 | LYON CO. | 438886 | Sec 13 T14N R24E | | 12/19/2008 |
| 115 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004119 | AT 45 | LYON CO. | 438887 | Sec 15,16 T14N R24E | | 12/18/2008 |
| 116 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004120 | AT 46 | LYON CO. | 438888 | Sec 15,16,22 T14N R24E | | 12/18/2008 |
| 117 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004121 | AT 47 | LYON CO. | 438889 | Sec 15 T14N R24E | | 12/18/2008 |
| 118 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004122 | AT 48 | LYON CO. | 438890 | Sec 15,22 T14N R24E | | 12/18/2008 |
| 119 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004123 | AT 49 | LYON CO. | 438891 | Sec 15 T14N R24E | | 12/18/2008 |
| 120 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004079 | AT 5 | LYON CO. | 438847 | Sec 10,15 T14N R24E | | 12/19/2008 |
| 121 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004124 | AT 50 | LYON CO. | 438892 | Sec 15,22 T14N R24E | | 12/18/2008 |
| 122 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004125 | AT 51 | LYON CO. | 438893 | Sec 15 T14N R24E | | 12/18/2008 |
| 123 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004126 | AT 52 | LYON CO. | 438894 | Sec 15,22 T14N R24E | | 12/18/2008 |
| 124 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004127 | AT 53 | LYON CO. | 438895 | Sec 15 T14N R24E | | 12/18/2008 |
| 125 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004128 | AT 54 | LYON CO. | 438896 | Sec 15,22 T14N R24E | | 12/18/2008 |
| 126 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004129 | AT 55 | LYON CO. | 438897 | Sec 15 T14N R24E | | 12/18/2008 |
| 127 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004130 | AT 56 | LYON CO. | 438898 | Sec 15,22 T14N R24E | | 12/18/2008 |
| 128 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004131 | AT 57 | LYON CO. | 438899 | Sec 15 T14N R24E | | 12/18/2008 |
| 129 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004132 | AT 58 | LYON CO. | 438900 | Sec 15 T14N R24E | | 12/18/2008 |
| 130 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004133 | AT 59 | LYON CO. | 438901 | Sec 15 T14N R24E | | 12/18/2008 |
| 131 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004080 | AT 6 | LYON CO. | 438848 | Sec 15 T14N R24E | | 12/19/2008 |
| 132 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004134 | AT 60 | LYON CO. | 438902 | Sec 15 T14N R24E | | 12/18/2008 |
| 133 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004135 | AT 61 | LYON CO. | 438903 | Sec 14,15 T14N R24E | | 12/18/2008 |
| 134 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004136 | AT 62 | LYON CO. | 438904 | Sec 14,15 T14N R24E | | 12/18/2008 |
| 135 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004137 | AT 63 | LYON CO. | 438905 | Sec 14 T14N R24E | | 12/18/2008 |
| 136 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004138 | AT 64 | LYON CO. | 438906 | Sec 14 T14N R24E | | 12/18/2008 |
| 137 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004139 | AT 65 | LYON CO. | 438907 | Sec 14 T14N R24E | | 12/18/2008 |
| 138 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004140 | AT 66 | LYON CO. | 438908 | Sec 14 T14N R24E | | 12/18/2008 |
| 139 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004141 | AT 67 | LYON CO. | 438909 | Sec 14 T14N R24E | | 12/18/2008 |
| 140 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004142 | AT 68 | LYON CO. | 438910 | Sec 14 T14N R24E | | 12/18/2008 |
| 141 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004143 | AT 69 | LYON CO. | 438911 | Sec 14 T14N R24E | | 12/18/2008 |
| 142 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004081 | AT 7 | LYON CO. | 438849 | Sec 10,15 T14N R24E | | 12/19/2008 |
| 143 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004144 | AT 70 | LYON CO. | 438912 | Sec 14 T14N R24E | | 12/18/2008 |
| 144 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004145 | AT 71 | LYON CO. | 438913 | Sec 14 T14N R24E | | 12/18/2008 |
| 145 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004146 | AT 72 | LYON CO. | 438914 | Sec 14 T14N R24E | | 12/18/2008 |
| 146 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004147 | AT 73 | LYON CO. | 438915 | Sec 14 T14N R24E | | 12/18/2008 |
| 147 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004148 | AT 74 | LYON CO. | 438916 | Sec 14 T14N R24E | | 12/18/2008 |
| 148 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004149 | AT 75 | LYON CO. | 438917 | Sec 14 T14N R24E | | 12/18/2008 |
| 149 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004150 | AT 76 | LYON CO. | 438918 | Sec 14 T14N R24E | | 12/18/2008 |
| 150 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004151 | AT 77 | LYON CO. | 438919 | Sec 14 T14N R24E | | 12/18/2008 |

EXHIBIT A.1 - MACARTHUR LODE CLAIMS

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 151 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004152 | AT 78 | LYON CO. | 438920 | Sec 14 T14N R24E | | 12/18/2008 |
| 152 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004153 | AT 79 | LYON CO. | 438921 | Sec 13,14 T14N R24E | | 12/18/2008 |
| 153 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004082 | AT 8 | LYON CO. | 438850 | Sec 15 T14N R24E | | 12/19/2008 |
| 154 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004154 | AT 80 | LYON CO. | 438922 | Sec 13,14 T14N R24E | | 12/18/2008 |
| 155 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004155 | AT 81 | LYON CO. | 438923 | Sec 13 T14N R24E | | 12/19/2008 |
| 156 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004156 | AT 82 | LYON CO. | 438924 | Sec 13 T14N R24E | | 12/19/2008 |
| 157 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004157 | AT 83 | LYON CO. | 438925 | Sec 13 T14N R24E | | 12/19/2008 |
| 158 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004158 | AT 84 | LYON CO. | 438926 | Sec 13 T14N R24E | | 12/19/2008 |
| 159 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004159 | AT 85 | LYON CO. | 438927 | Sec 13 T14N R24E | | 12/19/2008 |
| 160 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004160 | AT 86 | LYON CO. | 438928 | Sec 13 T14N R24E | | 12/19/2008 |
| 161 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004161 | AT 87 | LYON CO. | 438929 | Sec 13 T14N R24E | | 12/19/2008 |
| 162 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004162 | AT 88 | LYON CO. | 438930 | Sec 13 T14N R24E | | 12/19/2008 |
| 163 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004163 | AT 89 | LYON CO. | 438931 | Sec 13 T14N R24E | | 12/19/2008 |
| 164 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004083 | AT 9 | LYON CO. | 438851 | Sec 10,15 T14N R24E | | 12/19/2008 |
| 165 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004164 | AT 90 | LYON CO. | 438932 | Sec 13 T14N R24E | | 12/19/2008 |
| 166 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004165 | AT 91 | LYON CO. | 438933 | Sec 13 T14N R24E | | 12/19/2008 |
| 167 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004166 | AT 92 | LYON CO. | 438934 | Sec 13 T14N R24E | | 12/19/2008 |
| 168 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004167 | AT 93 | LYON CO. | 438935 | Sec 13 T14N R24E | | 12/19/2008 |
| 169 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004168 | AT 94 | LYON CO. | 438936 | Sec 13 T14N R24E | | 12/19/2008 |
| 170 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004169 | AT 95 | LYON CO. | 438937 | Sec 13 T14N R24E | | 12/18/2008 |
| 171 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004170 | AT 96 | LYON CO. | 438938 | Sec 13 T14N R24E | | 12/18/2008 |
| 172 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004171 | AT 97 | LYON CO. | 438939 | Sec 13 T14N R24E | | 12/18/2008 |
| 173 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004172 | AT 98 | LYON CO. | 438940 | Sec 13 T14N R24E | | 12/18/2008 |
| 174 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1004173 | AT 99 | LYON CO. | 438941 | Sec 22 T14N R24E | | 12/18/2008 |
| 175 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076538 | AT177 | LYON CO. | 494845 | S33-T15N-R24E; S4, T14N-R24E | | 5/23/2012 |
| 176 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076539 | AT178 | LYON CO. | 494846 | S4-T14N-R24E | | 5/23/2012 |
| 177 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076540 | AT179 | LYON CO. | 494847 | S34-T15N-R24E; S3-T14N-R24E | | 5/23/2012 |
| 178 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076541 | AT180 | LYON CO. | 494848 | S3-T14N-R24E | | 5/23/2012 |
| 179 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076542 | AT181 | LYON CO. | 494849 | S34-T15N-R24E; S3-T14N-R24E | | 5/23/2012 |
| 180 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076543 | AT182 | LYON CO. | 494850 | S3-T14N-R24E | | 5/23/2012 |
| 181 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076544 | AT183 | LYON CO. | 494851 | S34-T15N-R24E; S3-T14N-R24E | | 5/23/2012 |
| 182 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076545 | AT184 | LYON CO. | 494852 | S3-T14N-R24E | | 5/23/2012 |
| 183 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076546 | AT185 | LYON CO. | 494853 | S34-T15N-R24E; S3-T14N-R24E | | 5/23/2012 |
| 184 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076547 | AT186 | LYON CO. | 494854 | S3-T14N-R24E | | 5/23/2012 |
| 185 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076548 | AT187 | LYON CO. | 494855 | S34-T15N-R24E; S3-T14N-R24E | | 5/23/2012 |
| 186 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076549 | AT188 | LYON CO. | 494856 | S3-T14N-R24E | | 5/23/2012 |
| 187 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076550 | AT189 | LYON CO. | 494857 | S34-T15N-R24E; S3-T14N-R24E | | 5/23/2012 |
| 188 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076551 | AT190 | LYON CO. | 494858 | S3-T14N-R24E | | 5/23/2012 |
| 189 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076552 | AT191 | LYON CO. | 494859 | S34-T15N-R24E; S3-T14N-R24E | | 5/23/2012 |
| 190 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076553 | AT192 | LYON CO. | 494860 | S3-T14N-R24E | | 5/23/2012 |
| 191 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076554 | AT193 | LYON CO. | 494861 | S34-T15N-R24E; S3-T14N-R24E | | 5/23/2012 |
| 192 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076555 | AT194 | LYON CO. | 494862 | S3-T14N-R24E | | 5/23/2012 |
| 193 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076556 | AT195 | LYON CO. | 494863 | S34-T15N-R24E; S3-T14N-R24E | | 5/23/2012 |
| 194 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076557 | AT196 | LYON CO. | 494864 | S3-T14N-R24E | | 5/23/2012 |
| 195 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076558 | AT197 | LYON CO. | 494865 | S35-T15N-R24E; S2-T14N-R24E | | 5/23/2012 |
| 196 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076559 | AT198 | LYON CO. | 494866 | S2-T14N-R24E | | 5/23/2012 |
| 197 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076560 | AT199 | LYON CO. | 494867 | S35-T15N-R24E; S2-T14N-R24E | | 5/23/2012 |
| 198 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076561 | AT200 | LYON CO. | 494868 | S2-T14N-R24E | | 5/23/2012 |
| 199 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076562 | AT201 | LYON CO. | 494869 | S35-T15N-R24E; S2-T14N-R24E | | 5/23/2012 |
| 200 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076563 | AT202 | LYON CO. | 494870 | S2-T14N-R24E | | 5/23/2012 |

EXHIBIT A.1 - MACARTHUR LODE CLAIMS

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 201 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076564 | AT203 | LYON CO. | 494871 | S35-T15N-R24E; S2-T14N-R24E | | 5/23/2012 |
| 202 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076565 | AT204 | LYON CO. | 494872 | S2-T14N-R24E | | 5/23/2012 |
| 203 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076566 | AT205 | LYON CO. | 494873 | S35-T15N-R24E; S2-T14N-R24E | | 5/23/2012 |
| 204 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076567 | AT206 | LYON CO. | 494874 | S2-T14N-R24E | | 5/23/2012 |
| 205 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076568 | AT207 | LYON CO. | 494875 | S35-T15N-R24E; S2-T14N-R24E | | 5/23/2012 |
| 206 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076569 | AT208 | LYON CO. | 494876 | S2-T14N-R24E | | 5/23/2012 |
| 207 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076570 | AT209 | LYON CO. | 494877 | S35-T15N-R24E; S2-T14N-R24E | | 5/23/2012 |
| 208 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076571 | AT210 | LYON CO. | 494878 | S2-T14N-R24E | | 5/23/2012 |
| 209 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076572 | AT211 | LYON CO. | 494879 | S35-T15N-R24E; S2-T14N-R24E | | 5/23/2012 |
| 210 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076573 | AT212 | LYON CO. | 494880 | S2-T14N-R24E | | 5/23/2012 |
| 211 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076574 | AT213 | LYON CO. | 494881 | S35, 36-T15N-R24E; S1, 2-T14N-R24E | | 5/23/2012 |
| 212 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076575 | AT214 | LYON CO. | 494882 | S2-T14N-R24E | | 5/23/2012 |
| 213 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076576 | AT215 | LYON CO. | 494883 | S36-T15N-R24E; S1-T14N-R24E | | 5/23/2012 |
| 214 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076577 | AT216 | LYON CO. | 494884 | S2-T14N-R24E | | 5/23/2012 |
| 215 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076578 | AT217 | LYON CO. | 494885 | S4-T14N-R24E | | 5/23/2012 |
| 216 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076579 | AT218 | LYON CO. | 494886 | S3, 4, 9, 10-T14NR24E | | 5/23/2012 |
| 217 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076580 | AT219 | LYON CO. | 494887 | S3-T14N-R24E | | 5/23/2012 |
| 218 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076581 | AT220 | LYON CO. | 494888 | S3, 10-T14N-R24E | | 5/23/2012 |
| 219 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076582 | AT221 | LYON CO. | 494889 | S3-T14N-R24E | | 5/23/2012 |
| 220 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076583 | AT222 | LYON CO. | 494890 | S3, 10-T14N-R24E | | 5/23/2012 |
| 221 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076584 | AT223 | LYON CO. | 494891 | S3-T14N-R24E | | 5/23/2012 |
| 222 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076585 | AT224 | LYON CO. | 494892 | S3, 10-T14N-R24E | | 5/23/2012 |
| 223 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076586 | AT225 | LYON CO. | 494893 | S3-T14N-R24E | | 5/23/2012 |
| 224 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076587 | AT226 | LYON CO. | 494894 | S3, 10-T14N-R24E | | 5/23/2012 |
| 225 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076588 | AT227 | LYON CO. | 494895 | S3-T14N-R24E | | 5/23/2012 |
| 226 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076589 | AT228 | LYON CO. | 494896 | S3, 10-T14N-R24E | | 5/23/2012 |
| 227 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076590 | AT229 | LYON CO. | 494897 | S3-T14N-R24E | | 5/23/2012 |
| 228 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076591 | AT230 | LYON CO. | 494898 | S3, 10-T14N-R24E | | 5/23/2012 |
| 229 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076592 | AT231 | LYON CO. | 494899 | S3-T14N-R24E | | 5/23/2012 |
| 230 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076593 | AT232 | LYON CO. | 494900 | S3, 10-T14N-R24E | | 5/23/2012 |
| 231 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076594 | AT233 | LYON CO. | 494901 | S3-T14N-R24E | | 5/23/2012 |
| 232 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076595 | AT234 | LYON CO. | 494902 | S3, 10-T14N-R24E | | 5/23/2012 |
| 233 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076596 | AT235 | LYON CO. | 494903 | S2, 3-T14N-R24E | | 5/23/2012 |
| 234 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076597 | AT236 | LYON CO. | 494904 | S2, 3, 10, 11-T14N-R24E | | 5/23/2012 |
| 235 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076598 | AT237 | LYON CO. | 494905 | S2-T14N-R24E | | 5/23/2012 |
| 236 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076599 | AT238 | LYON CO. | 494906 | S2, 11-T14N-R24E | | 5/23/2012 |
| 237 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076600 | AT239 | LYON CO. | 494907 | S2-T14N-R24E | | 5/23/2012 |
| 238 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076601 | AT240 | LYON CO. | 494908 | S2-T14N-R24E | | 5/23/2012 |
| 239 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076602 | AT241 | LYON CO. | 494909 | S2-T14N-R24E | | 5/23/2012 |
| 240 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076603 | AT242 | LYON CO. | 494910 | S2-T14N-R24E | | 5/23/2012 |
| 241 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076604 | AT243 | LYON CO. | 494911 | S2-T14N-R24E | | 5/23/2012 |
| 242 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076605 | AT244 | LYON CO. | 494912 | S2-T14N-R24E | | 5/23/2012 |
| 243 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076606 | AT245 | LYON CO. | 494913 | S2-T14N-R24E | | 5/23/2012 |
| 244 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076607 | AT246 | LYON CO. | 494914 | S2-T14N-R24E | | 5/23/2012 |
| 245 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076608 | AT247 | LYON CO. | 494915 | S2-T14N-R24E | | 5/23/2012 |
| 246 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076609 | AT248 | LYON CO. | 494916 | S2-T14N-R24E | | 5/23/2012 |
| 247 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076610 | AT249 | LYON CO. | 494917 | S2-T14N-R24E | | 5/23/2012 |
| 248 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076611 | AT250 | LYON CO. | 494918 | S2-T14N-R24E | | 5/23/2012 |
| 249 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076612 | AT251 | LYON CO. | 494919 | S2-T14N-R24E | | 5/23/2012 |
| 250 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076613 | AT252 | LYON CO. | 494920 | S2-T14N-R24E | | 5/23/2012 |

EXHIBIT A.1 - MACARTHUR LODE CLAIMS

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 251 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076614 | AT253 | LYON CO. | 494921 | S1, 2-T14N-R24E | | 5/23/2012 |
| 252 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076615 | AT254 | LYON CO. | 494922 | S1, 2-T14N-R24E | | 5/23/2012 |
| 253 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076616 | AT255 | LYON CO. | 494923 | S1-T14N-R24E | | 5/23/2012 |
| 254 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 1076617 | AT256 | LYON CO. | 494924 | S1-T14N-R24E | | 5/23/2012 |
| 255 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1087929 | BR 60 | LYON CO. | 502759 | S9-T25E-13N | | 2/1/2013 |
| 256 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1087930 | BR 61 | LYON CO. | 502760 | S9-T25E-13N | | 2/1/2013 |
| 257 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963173 | MP 1 | LYON CO. | 412825 | S26-T14N-R24E | | 8/9/2007 |
| 258 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963182 | MP 10 | LYON CO. | 412834 | S26,35-T14N-R24E | | 8/9/2007 |
| 259 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963183 | MP 11 | LYON CO. | 412835 | S26-T14N-R24E | | 8/9/2007 |
| 260 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963184 | MP 12 | LYON CO. | 412836 | S26,35-T14N-R24E | | 8/9/2007 |
| 261 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963185 | MP 13 | LYON CO. | 412837 | S25,26-T14N-R24E | | 8/9/2007 |
| 262 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963186 | MP 14 | LYON CO. | 412838 | S25,26,35,36-T14N-R24E | | 8/9/2007 |
| 263 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963187 | MP 15 | LYON CO. | 412839 | S25-T14N-R24E | | 8/9/2007 |
| 264 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963188 | MP 16 | LYON CO. | 412840 | S25,36-T14N-R24E | | 8/9/2007 |
| 265 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963189 | MP 17 | LYON CO. | 412841 | S25-T14N-R24E | | 8/9/2007 |
| 266 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963190 | MP 18 | LYON CO. | 412842 | S25,36-T14N-R24E | | 8/9/2007 |
| 267 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963191 | MP 19 | LYON CO. | 412843 | S25-T14N-R24E | | 8/9/2007 |
| 268 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963174 | MP 2 | LYON CO. | 412826 | S26,35-T14N-R24E | | 8/9/2007 |
| 269 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963192 | MP 20 | LYON CO. | 412844 | S25,36-T14N-R24E | | 8/9/2007 |
| 270 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963193 | MP 21 | LYON CO. | 412845 | S25-T14N-R24E | | 8/9/2007 |
| 271 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963194 | MP 22 | LYON CO. | 412846 | S25,36-T14N-R24E | | 8/9/2007 |
| 272 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963195 | MP 23 | LYON CO. | 412847 | S25-T14N-R24E | | 8/9/2007 |
| 273 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963196 | MP 24 | LYON CO. | 412848 | S25-T14N-R24E | | 8/9/2007 |
| 274 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963197 | MP 25 | LYON CO. | 412849 | S25-T14N-R24E | | 8/9/2007 |
| 275 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963198 | MP 26 | LYON CO. | 412850 | S25-T14N-R24E | | 8/9/2007 |
| 276 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963199 | MP 27 | LYON CO. | 412851 | S25-T14N-R24E S30-T14N-R25E | | 8/9/2007 |
| 277 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963200 | MP 28 | LYON CO. | 412852 | S30-T14N-R25E | | 8/9/2007 |
| 278 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963201 | MP 29 | LYON CO. | 412853 | S30-T14N-R25E | | 8/9/2007 |
| 279 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963175 | MP 3 | LYON CO. | 412827 | S26-T14N-R24E | | 8/9/2007 |
| 280 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963202 | MP 30 | LYON CO. | 412854 | S26-T14N-R24E | | 8/9/2007 |
| 281 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963203 | MP 31 | LYON CO. | 412855 | S26-T14N-R24E | | 8/9/2007 |
| 282 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963204 | MP 32 | LYON CO. | 412856 | S26-T14N-R24E | | 8/9/2007 |
| 283 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963205 | MP 33 | LYON CO. | 412857 | S26-T14N-R24E | | 8/9/2007 |
| 284 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963206 | MP 34 | LYON CO. | 412858 | S26-T14N-R24E | | 8/9/2007 |
| 285 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963207 | MP 35 | LYON CO. | 412859 | S26-T14N-R24E | | 8/9/2007 |
| 286 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963208 | MP 36 | LYON CO. | 412860 | S26-T14N-R24E | | 8/9/2007 |
| 287 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963209 | MP 37 | LYON CO. | 412861 | S26-T14N-R24E | | 8/9/2007 |
| 288 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963210 | MP 38 | LYON CO. | 412862 | S26-T14N-R24E | | 8/9/2007 |
| 289 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963211 | MP 39 | LYON CO. | 412863 | S26-T14N-R24E | | 8/9/2007 |
| 290 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963176 | MP 4 | LYON CO. | 412828 | S26,35-T14N-R24E | | 8/9/2007 |
| 291 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963212 | MP 40 | LYON CO. | 412864 | S26-T14N-R24E | | 8/9/2007 |
| 292 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963213 | MP 41 | LYON CO. | 412865 | S25, 26-T14N-R24E | | 8/9/2007 |
| 293 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963214 | MP 42 | LYON CO. | 412866 | S25, 26-T14N-R24E | | 8/9/2007 |
| 294 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963215 | MP 43 | LYON CO. | 412867 | S25-T14N-R24E | | 8/9/2007 |
| 295 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963216 | MP 44 | LYON CO. | 412868 | S25-T14N-R24E | | 8/9/2007 |
| 296 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963217 | MP 45 | LYON CO. | 412869 | S25-T14N-R24E | | 8/9/2007 |
| 297 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963218 | MP 46 | LYON CO. | 412870 | S25-T14N-R24E | | 8/9/2007 |
| 298 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963219 | MP 47 | LYON CO. | 412871 | S25-T14N-R24E | | 8/9/2007 |
| 299 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963220 | MP 48 | LYON CO. | 412872 | S25-T14N-R24E | | 8/9/2007 |
| 300 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963221 | MP 49 | LYON CO. | 412873 | S25-T14N-R24E | | 8/9/2007 |

EXHIBIT A.1 - MACARTHUR LODE CLAIMS

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 301 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963177 | MP 5 | LYON CO. | 412829 | S26-T14N-R24E | | 8/9/2007 |
| 302 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963222 | MP 50 | LYON CO. | 412874 | S25-T14N-R24E | | 8/9/2007 |
| 303 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963223 | MP 51 | LYON CO. | 412875 | S25-T14N-R24E | | 8/9/2007 |
| 304 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963224 | MP 52 | LYON CO. | 412876 | S25-T14N-R24E | | 8/9/2007 |
| 305 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963225 | MP 53 | LYON CO. | 412877 | S25-T14N-R24E | | 8/9/2007 |
| 306 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963226 | MP 54 | LYON CO. | 412878 | S25-T14N-R24E | | 8/9/2007 |
| 307 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963227 | MP 55 | LYON CO. | 412879 | S25-T14N-R24E | | 8/9/2007 |
| 308 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963228 | MP 56 | LYON CO. | 412880 | S25-T14N-R24E | | 8/9/2007 |
| 309 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963229 | MP 57 | LYON CO. | 412881 | S25-T14N-R24E | | 8/9/2007 |
| 310 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963230 | MP 58 | LYON CO. | 412882 | S25-T14N-R24E | | 8/9/2007 |
| 311 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963231 | MP 59 | LYON CO. | 412883 | S25-T14N-R24E S30-T14N-R25E | | 8/9/2007 |
| 312 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963178 | MP 6 | LYON CO. | 412830 | S26,35-T14N-R24E | | 8/9/2007 |
| 313 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963232 | MP 60 | LYON CO. | 412884 | S25-T14N-R24E S30-T14N-R25E | | 8/9/2007 |
| 314 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963233 | MP 61 | LYON CO. | 412885 | S30-T14N-R25E | | 8/9/2007 |
| 315 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963234 | MP 62 | LYON CO. | 412886 | S30-T14N-R25E | | 8/9/2007 |
| 316 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963235 | MP 63 | LYON CO. | 412887 | S30-T14N-R25E | | 8/9/2007 |
| 317 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963236 | MP 64 | LYON CO. | 412888 | S30-T14N-R25E | | 8/9/2007 |
| 318 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963237 | MP 65 | LYON CO. | 412889 | S30-T14N-R25E | | 8/9/2007 |
| 319 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963238 | MP 66 | LYON CO. | 412890 | S30-T14N-R25E | | 8/9/2007 |
| 320 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963239 | MP 67 | LYON CO. | 412891 | S30-T14N-R25E | | 8/9/2007 |
| 321 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963240 | MP 68 | LYON CO. | 412892 | S30-T14N-R25E | | 8/9/2007 |
| 322 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963241 | MP 69 | LYON CO. | 412893 | S30-T14N-R25E | | 8/9/2007 |
| 323 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963179 | MP 7 | LYON CO. | 412831 | S26-T14N-R24E | | 8/9/2007 |
| 324 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963242 | MP 70 | LYON CO. | 412894 | S30-T14N-R25E | | 8/9/2007 |
| 325 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963243 | MP 71 | LYON CO. | 412895 | S30-T14N-R25E | | 8/9/2007 |
| 326 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963244 | MP 72 | LYON CO. | 412896 | S30-T14N-R25E | | 8/9/2007 |
| 327 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963245 | MP 73 | LYON CO. | 412897 | S24, 25-T14N-R24E | | 8/9/2007 |
| 328 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963246 | MP 74 | LYON CO. | 412898 | S24, 25-T14N-R24E | | 8/9/2007 |
| 329 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963247 | MP 75 | LYON CO. | 412899 | S24, 25-T14N-R24E | | 8/9/2007 |
| 330 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963248 | MP 76 | LYON CO. | 412900 | S24, 25-T14N-R24E | | 8/9/2007 |
| 331 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963249 | MP 77 | LYON CO. | 412901 | S24, 25-T14N-R24E | | 8/9/2007 |
| 332 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963250 | MP 78 | LYON CO. | 412902 | S24, 25-T14N-R24E | | 8/9/2007 |
| 333 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963251 | MP 79 | LYON CO. | 412903 | S24, 25-T14N-R24E | | 8/9/2007 |
| 334 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963180 | MP 8 | LYON CO. | 412832 | S26,35-T14N-R24E | | 8/9/2007 |
| 335 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963252 | MP 80 | LYON CO. | 412904 | S24, 25-T14N-R24E S19, 30-T14N-R25E | | 8/9/2007 |
| 336 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963253 | MP 81 | LYON CO. | 412905 | S19, 30-T14N-R25E | | 8/9/2007 |
| 337 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963254 | MP 82 | LYON CO. | 412906 | S19, 30-T14N-R25E | | 8/9/2007 |
| 338 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963255 | MP 83 | LYON CO. | 412907 | S19, 30-T14N-R25E | | 8/9/2007 |
| 339 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963256 | MP 84 | LYON CO. | 412908 | S19, 30-T14N-R25E | | 8/9/2007 |
| 340 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963257 | MP 85 | LYON CO. | 412909 | S19, 30-T14N-R25E | | 8/9/2007 |
| 341 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC 963181 | MP 9 | LYON CO. | 412833 | S26-T14N-R24E | | 8/9/2007 |
| 342 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932507 | QT 1 | LYON CO. | 388083 | S14,15,22,23-T14N-R24E | | 5/24/2006 |
| 343 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932516 | QT 10 | LYON CO. | 388092 | S23-T14N-R24E | | 5/24/2006 |
| 344 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932607 | QT 101 | LYON CO. | 388183 | S19-T14N-R25E | | 5/23/2006 |
| 345 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932609 | QT 103 | LYON CO. | 388185 | S19-T14N-R25E | | 5/25/2006 |
| 346 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932610 | QT 104 | LYON CO. | 388186 | S19, 30-T14N-R25E | | 5/25/2006 |
| 347 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932611 | QT 105 | LYON CO. | 388187 | S19-T14N-R25E | | 5/25/2006 |
| 348 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932612 | QT 106 | LYON CO. | 388188 | S19, 30-T14N-R25E | | 5/25/2006 |
| 349 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932613 | QT 107 | LYON CO. | 388189 | S19, 20-T14N-R25E | | 5/25/2006 |

EXHIBIT A.1 - MACARTHUR LODE CLAIMS

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 350 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932614 | QT 108 | LYON CO. | 388190 | S19,20,29,30-T14N-R25E | | 5/25/2006 |
| 351 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932615 | QT 109 | LYON CO. | 388191 | S20, 29-T14N-R25E | | 5/25/2006 |
| 352 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932517 | QT 11 | LYON CO. | 388093 | S14, 23-T14N-R24E | | 5/24/2006 |
| 353 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932616 | QT 110 | LYON CO. | 388192 | S20, 29-T14N-R25E | | 5/25/2006 |
| 354 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932617 | QT 111 | LYON CO. | 388193 | S26, 27-T14N-R24E | | 5/26/2006 |
| 355 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932618 | QT 112 | LYON CO. | 388194 | S26, 27-T14N-R24E | | 5/26/2006 |
| 356 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932619 | QT 113 | LYON CO. | 388195 | S26-T14N-R24E | | 5/26/2006 |
| 357 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932620 | QT 114 | LYON CO. | 388196 | S26-T14N-R24E | | 5/26/2006 |
| 358 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932621 | QT 115 | LYON CO. | 388197 | S26-T14N-R24E | | 5/26/2006 |
| 359 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932622 | QT 116 | LYON CO. | 388198 | S26-T14N-R24E | | 5/26/2006 |
| 360 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932623 | QT 117 | LYON CO. | 388199 | S26-T14N-R24E | | 5/26/2006 |
| 361 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932518 | QT 12 | LYON CO. | 388094 | S24-T14N-R24E | | 5/24/2006 |
| 362 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932519 | QT 13 | LYON CO. | 388095 | S14, 23-T14N-R24E | | 5/24/2006 |
| 363 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932639 | QT 133 | LYON CO. | 388215 | S30-T14N-R25E | | 5/25/2006 |
| 364 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932641 | QT 135 | LYON CO. | 388217 | S29, 30-T14N-R25E | | 5/25/2006 |
| 365 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932642 | QT 136 | LYON CO. | 388218 | S29, 30-T14N-R25E | | 5/25/2006 |
| 366 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932643 | QT 137 | LYON CO. | 388219 | S29-T14N-R25E | | 5/25/2006 |
| 367 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932644 | QT 138 | LYON CO. | 388220 | S29-T14N-R25E | | 5/25/2006 |
| 368 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932645 | QT 139 | LYON CO. | 388221 | S29-T14N-R25E | | 5/25/2006 |
| 369 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932520 | QT 14 | LYON CO. | 388096 | S23-T14N-R24E | | 5/24/2006 |
| 370 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932646 | QT 140 | LYON CO. | 388222 | S29-T14N-R25E | | 5/25/2006 |
| 371 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932647 | QT 141 | LYON CO. | 388223 | S26, 27-T14N-R24E | | 5/26/2006 |
| 372 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932648 | QT 142 | LYON CO. | 388224 | S26, 27-T14N-R24E | | 5/26/2006 |
| 373 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932649 | QT 143 | LYON CO. | 388225 | S26-T14N-R24E | | 5/26/2006 |
| 374 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932650 | QT 144 | LYON CO. | 388226 | S26, 35-T14N-R24E | | 5/26/2006 |
| 375 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932651 | QT 145 | LYON CO. | 388227 | S26-T14N-R24E | | 5/26/2006 |
| 376 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932652 | QT 146 | LYON CO. | 388228 | S26, 35-T14N-R24E | | 5/26/2006 |
| 377 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932521 | QT 15 | LYON CO. | 388097 | S14, 23-T14N-R24E | | 5/24/2006 |
| 378 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932658 | QT 152 | LYON CO. | 388234 | S25, 36-T14N-R24E | | 5/25/2006 |
| 379 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932660 | QT 154 | LYON CO. | 388236 | S25, 36-T14N-R24E | | 5/25/2006 |
| 380 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932662 | QT 156 | LYON CO. | 388238 | S25, 36-T14N-R24E | | 5/25/2006 |
| 381 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932664 | QT 158 | LYON CO. | 388240 | S25, 36-T14N-R24E | | 5/25/2006 |
| 382 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932522 | QT 16 | LYON CO. | 388098 | S23-T14N-R24E | | 5/24/2006 |
| 383 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932666 | QT 160 | LYON CO. | 388242 | S25, 36-T14N-R24E S30, 31-T14N-R25E | | 5/25/2006 |
| 384 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932667 | QT 161 | LYON CO. | 388243 | S30-T14N-R25E | | 5/25/2006 |
| 385 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932668 | QT 162 | LYON CO. | 388244 | S30, 31-T14N-R25E | | 5/25/2006 |
| 386 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932669 | QT 163 | LYON CO. | 388245 | S30-T14N-R25E | | 5/25/2006 |
| 387 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932670 | QT 164 | LYON CO. | 388246 | S30, 31-T14N-R25E | | 5/25/2006 |
| 388 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932671 | QT 165 | LYON CO. | 388247 | S30-T14N-R25E | | 5/25/2006 |
| 389 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932672 | QT 166 | LYON CO. | 388248 | S30, 31-T14N-R25E | | 5/25/2006 |
| 390 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932673 | QT 167 | LYON CO. | 388249 | S30-T14N-R25E | | 5/25/2006 |
| 391 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932674 | QT 168 | LYON CO. | 388250 | S30, 31-T14N-R25E | | 5/25/2006 |
| 392 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932523 | QT 17 | LYON CO. | 388099 | S14, 23-T14N-R24E | | 5/24/2006 |
| 393 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932676 | QT 170 | LYON CO. | 388252 | S30, 31-T14N-R25E | | 5/25/2006 |
| 394 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932677 | QT 171 | LYON CO. | 388253 | S30-T14N-R25E | | 5/25/2006 |
| 395 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932678 | QT 173 | LYON CO. | 388254 | S29, 30-T14N-R25E | | 5/25/2006 |
| 396 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932679 | QT 174 | LYON CO. | 388255 | S29, 30-T14N-R25E | | 5/25/2006 |
| 397 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932680 | QT 175 | LYON CO. | 388256 | S29-T14N-R25E | | 5/25/2006 |
| 398 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932681 | QT 176 | LYON CO. | 388257 | S29-T14N-R25E | | 5/25/2006 |

EXHIBIT A.1 - MACARTHUR LODE CLAIM

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 399 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932682 | QT 177 | LYON CO. | 388258 | S34, 35-T14N-R24E | | 5/25/2006 |
| 400 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932683 | QT 178 | LYON CO. | 388259 | S35-T14N-R24E | | 5/25/2006 |
| 401 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932684 | QT 179 | LYON CO. | 388260 | S35-T14N-R24E | | 5/25/2006 |
| 402 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932524 | QT 18 | LYON CO. | 388100 | S23-T14N-R24E | | 5/24/2006 |
| 403 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932685 | QT 180 | LYON CO. | 388261 | S35-T14N-R24E | | 5/25/2006 |
| 404 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932686 | QT 181 | LYON CO. | 388262 | S35-T14N-R24E | | 5/25/2006 |
| 405 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932687 | QT 182 | LYON CO. | 388263 | S35-T14N-R24E | | 5/25/2006 |
| 406 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932688 | QT 183 | LYON CO. | 388264 | S35-T14N-R24E | | 5/25/2006 |
| 407 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932689 | QT 184 | LYON CO. | 388265 | S35-T14N-R24E | | 5/25/2006 |
| 408 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932690 | QT 185 | LYON CO. | 388266 | S35-T14N-R24E | | 5/25/2006 |
| 409 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932691 | QT 186 | LYON CO. | 388267 | S35-T14N-R24E | | 5/25/2006 |
| 410 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932692 | QT 187 | LYON CO. | 388268 | S35-T14N-R24E | | 5/25/2006 |
| 411 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932693 | QT 188 | LYON CO. | 388269 | S35-T14N-R24E | | 5/25/2006 |
| 412 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932694 | QT 189 | LYON CO. | 388270 | S35-T14N-R24E | | 5/25/2006 |
| 413 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932525 | QT 19 | LYON CO. | 388101 | S13,14,23,24-T14N-R24E | | 5/24/2006 |
| 414 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932695 | QT 190 | LYON CO. | 388271 | S35-T14N-R24E | | 5/25/2006 |
| 415 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932696 | QT 191 | LYON CO. | 388272 | S35-T14N-R24E | | 5/25/2006 |
| 416 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932697 | QT 192 | LYON CO. | 388273 | S35-T14N-R24E | | 5/25/2006 |
| 417 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932698 | QT 193 | LYON CO. | 388274 | S35-T14N-R24E | | 5/25/2006 |
| 418 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932699 | QT 194 | LYON CO. | 388275 | S35-T14N-R24E | | 5/25/2006 |
| 419 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932700 | QT 195 | LYON CO. | 388276 | S35-T14N-R24E | | 5/25/2006 |
| 420 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932701 | QT 196 | LYON CO. | 388277 | S35, 36-T14N-R24E | | 5/25/2006 |
| 421 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932702 | QT 197 | LYON CO. | 388278 | S36-T14N-R24E | | 5/25/2006 |
| 422 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932703 | QT 198 | LYON CO. | 388279 | S36-T14N-R24E | | 5/25/2006 |
| 423 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932704 | QT 199 | LYON CO. | 388280 | S36-T14N-R24E | | 5/25/2006 |
| 424 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932508 | QT 2 | LYON CO. | 388084 | S22, 23-T14N-R24E | | 5/24/2006 |
| 425 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932526 | QT 20 | LYON CO. | 388102 | S23, 24-T14N-R24E | | 5/24/2006 |
| 426 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932705 | QT 200 | LYON CO. | 388281 | S36-T14N-R24E | | 5/25/2006 |
| 427 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932706 | QT 201 | LYON CO. | 388282 | S36-T14N-R24E | | 5/25/2006 |
| 428 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932707 | QT 202 | LYON CO. | 388283 | S36-T14N-R24E | | 5/25/2006 |
| 429 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932708 | QT 203 | LYON CO. | 388284 | S36-T14N-R24E | | 5/25/2006 |
| 430 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932709 | QT 204 | LYON CO. | 388285 | S36-T14N-R24E | | 5/25/2006 |
| 431 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932710 | QT 205 | LYON CO. | 388286 | S36-T14N-R24E | | 5/25/2006 |
| 432 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932711 | QT 206 | LYON CO. | 388287 | S36-T14N-R24E | | 5/25/2006 |
| 433 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932712 | QT 207 | LYON CO. | 388288 | S36-T14N-R24E | | 5/25/2006 |
| 434 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932713 | QT 208 | LYON CO. | 388289 | S36-T14N-R24E | | 5/25/2006 |
| 435 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932714 | QT 209 | LYON CO. | 388290 | S36-T14N-R24E | | 5/25/2006 |
| 436 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932527 | QT 21 | LYON CO. | 388103 | S13, 24-T14N-R24E | | 5/23/2006 |
| 437 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932715 | QT 210 | LYON CO. | 388291 | S36-T14N-R24E | | 5/25/2006 |
| 438 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932716 | QT 211 | LYON CO. | 388292 | S36-T14N-R24E S31-T14N-R25E | | 5/25/2006 |
| 439 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932717 | QT 212 | LYON CO. | 388293 | S36-T14N-R24E S31-T14N-R25E | | 5/25/2006 |
| 440 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932718 | QT 213 | LYON CO. | 388294 | S31-T14N-R25E | | 5/25/2006 |
| 441 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932719 | QT 214 | LYON CO. | 388295 | S31-T14N-R25E | | 5/25/2006 |
| 442 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932720 | QT 215 | LYON CO. | 388296 | S31-T14N-R25E | | 5/25/2006 |
| 443 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932721 | QT 216 | LYON CO. | 388297 | S31-T14N-R25E | | 5/25/2006 |
| 444 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932722 | QT 217 | LYON CO. | 388298 | S31-T14N-R25E | | 5/25/2006 |
| 445 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932723 | QT 218 | LYON CO. | 388299 | S31-T14N-R25E | | 5/25/2006 |
| 446 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932724 | QT 219 | LYON CO. | 388300 | S31-T14N-R25E | | 5/25/2006 |
| 447 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932528 | QT 22 | LYON CO. | 388104 | S24-T14N-R24E | | 5/23/2006 |
| 448 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932725 | QT 220 | LYON CO. | 388301 | S31-T14N-R25E | | 5/25/2006 |

EXHIBIT A.1 - MACARTHUR LODE CL

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 449 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932726 | QT 221 | LYON CO. | 388302 | S31-T14N-R25E | | 5/25/2006 |
| 450 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932727 | QT 222 | LYON CO. | 388303 | S31-T14N-R25E | | 5/25/2006 |
| 451 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932728 | QT 223 | LYON CO. | 388304 | S31-T14N-R25E | | 5/25/2006 |
| 452 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932729 | QT 224 | LYON CO. | 388305 | S31-T14N-R25E | | 5/25/2006 |
| 453 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932529 | QT 23 | LYON CO. | 388105 | S13, 24-T14N-R24E | | 5/23/2006 |
| 454 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932530 | QT 24 | LYON CO. | 388106 | S24-T14N-R24E | | 5/23/2006 |
| 455 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932531 | QT 25 | LYON CO. | 388107 | S13, 24-T14N-R24E | | 5/23/2006 |
| 456 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983708 | QT 251 | LYON CO. | 423181 | S27-T14N-R24E S34-T14N-R24E | | 1/30/2008 |
| 457 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983709 | QT 252 | LYON CO. | 423182 | S27-T14N-R24E S34-T14N-R24E | | 1/30/2008 |
| 458 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983710 | QT 253 | LYON CO. | 423183 | S34-T14N-R24E | | 1/30/2008 |
| 459 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983711 | QT 254 | LYON CO. | 423184 | S34-T14N-R24E | | 1/30/2008 |
| 460 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983712 | QT 255 | LYON CO. | 423185 | S34-T14N-R24E | | 1/30/2008 |
| 461 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983713 | QT 256 | LYON CO. | 423186 | S34-T14N-R24E | | 1/30/2008 |
| 462 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983714 | QT 257 | LYON CO. | 423187 | S3-T13N-R24E S34-T14N-R24E | | 1/30/2008 |
| 463 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983715 | QT 258 | LYON CO. | 423188 | S3-T13N-R24E | | 1/30/2008 |
| 464 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983716 | QT 259 | LYON CO. | 423189 | S3-T13N-R24E S34-T14N-R24E | | 1/30/2008 |
| 465 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932532 | QT 26 | LYON CO. | 388108 | S24-T14N-R24E | | 5/23/2006 |
| 466 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983717 | QT 260 | LYON CO. | 423190 | S3-T13N-R24E | | 1/30/2008 |
| 467 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983718 | QT 261 | LYON CO. | 423191 | S2, 3-T13N-R24E S34, 35-T14N-R24E | | 1/30/2008 |
| 468 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983719 | QT 262 | LYON CO. | 423192 | S2, 3-T13N-R24E | | 1/30/2008 |
| 469 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983720 | QT 263 | LYON CO. | 423193 | S2-T13N-R24E S35-T14N-R24E | | 1/30/2008 |
| 470 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983721 | QT 264 | LYON CO. | 423194 | S2-T13N-R24E | | 1/30/2008 |
| 471 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983722 | QT 265 | LYON CO. | 423195 | S2-T13N-R24E S35-T14N-R24E | | 1/30/2008 |
| 472 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983723 | QT 266 | LYON CO. | 423196 | S2-T13N-R24E | | 1/30/2008 |
| 473 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983724 | QT 267 | LYON CO. | 423197 | S2-T13N-R24E S35-T14N-R24E | | 1/30/2008 |
| 474 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983725 | QT 268 | LYON CO. | 423198 | S2-T13N-R24E | | 1/30/2008 |
| 475 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983726 | QT 269 | LYON CO. | 423199 | S2-T13N-R24E S35-T14N-R24E | | 1/30/2008 |
| 476 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932533 | QT 27 | LYON CO. | 388109 | S13, 24-T14N-R24E | | 5/23/2006 |
| 477 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983727 | QT 270 | LYON CO. | 423200 | S2-T13N-R24E | | 1/30/2008 |
| 478 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983728 | QT 271 | LYON CO. | 423201 | S2-T13N-R24E S35-T14N-R24E | | 1/30/2008 |
| 479 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983729 | QT 272 | LYON CO. | 423202 | S2-T13N-R24E | | 1/30/2008 |
| 480 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983730 | QT 273 | LYON CO. | 423203 | S2-T13N-R24E S35-T14N-R24E | | 1/30/2008 |
| 481 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983731 | QT 274 | LYON CO. | 423204 | S2-T13N-R24E | | 1/30/2008 |
| 482 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983732 | QT 275 | LYON CO. | 423205 | S2-T13N-R24E S35-T14N-R24E | | 1/30/2008 |
| 483 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC983733 | QT 276 | LYON CO. | 423206 | S2-T13N-R24E | | 1/30/2008 |
| 484 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932534 | QT 28 | LYON CO. | 388110 | S24-T14N-R24E | | 5/23/2006 |
| 485 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932535 | QT 29 | LYON CO. | 388111 | S13, 24-T14N-R24E | | 5/23/2006 |
| 486 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932509 | QT 3 | LYON CO. | 388085 | S14, 23-T14N-R24E | | 5/24/2006 |
| 487 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932536 | QT 30 | LYON CO. | 388112 | S24-T14N-R24E | | 5/23/2006 |
| 488 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932537 | QT 31 | LYON CO. | 388113 | S13, 24-T14N-R24E | | 5/23/2006 |
| 489 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932538 | QT 32 | LYON CO. | 388114 | S24-T14N-R24E | | 5/23/2006 |
| 490 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932539 | QT 33 | LYON CO. | 388115 | S13, 24-T14N-R24E | | 5/23/2006 |
| 491 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932540 | QT 34 | LYON CO. | 388116 | S24-T14N-R24E | | 5/23/2006 |
| 492 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932541 | QT 35 | LYON CO. | 388117 | S13, 24-T14N-R24E | | 5/23/2006 |
| 493 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932542 | QT 36 | LYON CO. | 388118 | S24-T14N-R24E | | 5/23/2006 |
| 494 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932543 | QT 37 | LYON CO. | 388119 | S13, 24-T14N-R24E S18, 19-T14N-R25E | | 5/23/2006 |
| 495 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932544 | QT 38 | LYON CO. | 388120 | S24-T14N-R24E S19-T14N-R25E | | 5/23/2006 |
| 496 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932545 | QT 39 | LYON CO. | 388121 | S18, 19-T14N-R25E | | 5/23/2006 |
| 497 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932510 | QT 4 | LYON CO. | 388086 | S23-T14N-R24E | | 5/24/2006 |

EXHIBIT A.1 - MACARTHUR LODE CLAI

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 498 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932546 | QT 40 | LYON CO. | 388122 | S19-T14N-R25E | | 5/23/2006 |
| 499 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932547 | QT 41 | LYON CO. | 388123 | S18, 19-T14N-R25E | | 5/23/2006 |
| 500 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932548 | QT 42 | LYON CO. | 388124 | S19-T14N-R25E | | 5/23/2006 |
| 501 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932549 | QT 43 | LYON CO. | 388125 | S18, 19-T14N-R25E | | 5/23/2006 |
| 502 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932550 | QT 44 | LYON CO. | 388126 | S19-T14N-R25E | | 5/23/2006 |
| 503 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932551 | QT 45 | LYON CO. | 388127 | S18, 19-T14N-R25E | | 5/23/2006 |
| 504 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932552 | QT 46 | LYON CO. | 388128 | S19-T14N-R25E | | 5/23/2006 |
| 505 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932553 | QT 47 | LYON CO. | 388129 | S18, 19-T14N-R25E | | 5/23/2006 |
| 506 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932554 | QT 48 | LYON CO. | 388130 | S19-T14N-R25E | | 5/23/2006 |
| 507 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932555 | QT 49 | LYON CO. | 388131 | S18, 19-T14N-R25E | | 5/23/2006 |
| 508 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932511 | QT 5 | LYON CO. | 388087 | S14, 23-T14N-R24E | | 5/24/2006 |
| 509 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932556 | QT 50 | LYON CO. | 388132 | S19-T14N-R25E | | 5/23/2006 |
| 510 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932557 | QT 51 | LYON CO. | 388133 | S18, 19-T14N-R25E | | 5/25/2006 |
| 511 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932558 | QT 52 | LYON CO. | 388134 | S19-T14N-R25E | | 5/25/2006 |
| 512 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932559 | QT 53 | LYON CO. | 388135 | S17,18,19,20-T14N-R25E | | 5/25/2006 |
| 513 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932560 | QT 54 | LYON CO. | 388136 | S19, 20-T14N-R25E | | 5/25/2006 |
| 514 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932561 | QT 55 | LYON CO. | 388137 | S22, 23-T14N-R24E | | 5/24/2006 |
| 515 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932562 | QT 56 | LYON CO. | 388138 | S22,23,26,27-T14N-R24E | | 5/24/2006 |
| 516 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932563 | QT 57 | LYON CO. | 388139 | S23-T14N-R24E | | 5/24/2006 |
| 517 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932564 | QT 58 | LYON CO. | 388140 | S23, 26-T14N-R24E | | 5/24/2006 |
| 518 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932565 | QT 59 | LYON CO. | 388141 | S23-T14N-R24E | | 5/24/2006 |
| 519 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932512 | QT 6 | LYON CO. | 388088 | S23-T14N-R24E | | 5/24/2006 |
| 520 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932566 | QT 60 | LYON CO. | 388142 | S23, 26-T14N-R24E | | 5/24/2006 |
| 521 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932567 | QT 61 | LYON CO. | 388143 | S23-T14N-R24E | | 5/24/2006 |
| 522 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932568 | QT 62 | LYON CO. | 388144 | S23, 26-T14N-R24E | | 5/24/2006 |
| 523 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932569 | QT 63 | LYON CO. | 388145 | S23-T14N-R24E | | 5/24/2006 |
| 524 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932570 | QT 64 | LYON CO. | 388146 | S23, 26-T14N-R24E | | 5/24/2006 |
| 525 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932571 | QT 65 | LYON CO. | 388147 | S23-T14N-R24E | | 5/24/2006 |
| 526 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932572 | QT 66 | LYON CO. | 388148 | S23, 26-T14N-R24E | | 5/24/2006 |
| 527 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932573 | QT 67 | LYON CO. | 388149 | S23-T14N-R24E | | 5/24/2006 |
| 528 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932574 | QT 68 | LYON CO. | 388150 | S23, 26-T14N-R24E | | 5/24/2006 |
| 529 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932575 | QT 69 | LYON CO. | 388151 | S23-T14N-R24E | | 5/26/2006 |
| 530 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932513 | QT 7 | LYON CO. | 388089 | S14, 23-T14N-R24E | | 5/24/2006 |
| 531 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932576 | QT 70 | LYON CO. | 388152 | S23, 26-T14N-R24E | | 7/27/2006 |
| 532 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932577 | QT 71 | LYON CO. | 388153 | S23-T14N-R24E | | 5/26/2006 |
| 533 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932578 | QT 72 | LYON CO. | 388154 | S23, 26-T14N-R24E | | 7/27/2006 |
| 534 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932579 | QT 73 | LYON CO. | 388155 | S23, 24-T14N-R24E | | 5/26/2006 |
| 535 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932580 | QT 74 | LYON CO. | 388156 | S23,24,25,26-T14N-R24E | | 7/27/2006 |
| 536 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932581 | QT 75 | LYON CO. | 388157 | S24-T14N-R24E | | 5/26/2006 |
| 537 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932582 | QT 76 | LYON CO. | 388158 | S24, 25-T14N-R24E | | 7/27/2006 |
| 538 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932583 | QT 77 | LYON CO. | 388159 | S24-T14N-R24E | | 5/26/2006 |
| 539 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932585 | QT 79 | LYON CO. | 388161 | S24-T14N-R24E | | 5/23/2006 |
| 540 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932514 | QT 8 | LYON CO. | 388090 | S23-T14N-R24E | | 5/24/2006 |
| 541 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932587 | QT 81 | LYON CO. | 388163 | S24-T14N-R24E | | 5/23/2006 |
| 542 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932589 | QT 83 | LYON CO. | 388165 | S24-T14N-R24E | | 5/23/2006 |
| 543 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932591 | QT 85 | LYON CO. | 388167 | S24-T14N-R24E | | 5/23/2006 |
| 544 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932593 | QT 87 | LYON CO. | 388169 | S24-T14N-R24E | | 5/23/2006 |
| 545 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932595 | QT 89 | LYON CO. | 388171 | S24-T14N-R24E | | 5/23/2006 |
| 546 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932515 | QT 9 | LYON CO. | 388091 | S14, 23-T14N-R24E | | 5/24/2006 |
| 547 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932597 | QT 91 | LYON CO. | 388173 | S24-T14N-R24E S19-T14N-R25E | | 5/23/2006 |

EXHIBIT A.1 - MACARTHUR LODE CLAI

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 548 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932599 | QT 93 | LYON CO. | 388175 | S19-T14N-R25E | | 5/23/2006 |
| 549 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932601 | QT 95 | LYON CO. | 388177 | S19-T14N-R25E | | 5/23/2006 |
| 550 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932603 | QT 97 | LYON CO. | 388179 | S19-T14N-R25E | | 5/23/2006 |
| 551 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC932605 | QT 99 | LYON CO. | 388181 | S19-T14N-R25E | | 5/23/2006 |
| 552 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021840 | SC 1 | LYON CO. | 455777 | S19,20-T13N-R25E | | 1/6/2010 |
| 553 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021849 | SC 10 | LYON CO. | 455786 | S20,29-T13N-R25E | | 1/6/2010 |
| 554 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025437 | SC 100 | LYON CO. | 461926 | S18-T13N-R25E | | 5/4/2010 |
| 555 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025438 | SC 101 | LYON CO. | 461927 | S18-T13N-R25E | | 5/4/2010 |
| 556 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025439 | SC 102 | LYON CO. | 461928 | S18-T13N-R25E | | 5/4/2010 |
| 557 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025440 | SC 103 | LYON CO. | 461929 | S18-T13N-R25E | | 5/4/2010 |
| 558 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025441 | SC 104 | LYON CO. | 461930 | S18-T13N-R25E | | 5/4/2010 |
| 559 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025442 | SC 105 | LYON CO. | 461931 | S18-T13N-R25E | | 5/4/2010 |
| 560 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025443 | SC 106 | LYON CO. | 461932 | S18-T13N-R25E | | 5/4/2010 |
| 561 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025444 | SC 107 | LYON CO. | 461933 | S18-T13N-R25E | | 5/4/2010 |
| 562 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025445 | SC 108 | LYON CO. | 461934 | S18-T13N-R25E | | 5/4/2010 |
| 563 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025446 | SC 109 | LYON CO. | 461935 | S17,18-T13N-R25E | | 5/4/2010 |
| 564 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021850 | SC 11 | LYON CO. | 455787 | S20-T13N-R25E | | 1/6/2010 |
| 565 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025447 | SC 110 | LYON CO. | 461936 | S17,18-T13N-R25E | | 5/4/2010 |
| 566 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025448 | SC 111 | LYON CO. | 461937 | S17-T13N-R25E | | 5/4/2010 |
| 567 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025449 | SC 112 | LYON CO. | 461938 | S17-T13N-R25E | | 5/4/2010 |
| 568 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025450 | SC 113 | LYON CO. | 461939 | S17-T13N-R25E | | 5/4/2010 |
| 569 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025451 | SC 114 | LYON CO. | 461940 | S17-T13N-R25E | | 5/4/2010 |
| 570 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025452 | SC 115 | LYON CO. | 461941 | S12-T13N-R24E | | 5/4/2010 |
| 571 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025453 | SC 116 | LYON CO. | 461942 | S12,13-T13N-R24E | | 5/4/2010 |
| 572 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025454 | SC 117 | LYON CO. | 461943 | S12-T13N-R24E | | 5/4/2010 |
| 573 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025455 | SC 118 | LYON CO. | 461944 | S12,13-T13N-R24E | | 5/4/2010 |
| 574 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025456 | SC 119 | LYON CO. | 461945 | S12-T13N-R24E | | 5/4/2010 |
| 575 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021851 | SC 12 | LYON CO. | 455788 | S20,29-T13N-R25E | | 1/6/2010 |
| 576 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025457 | SC 120 | LYON CO. | 461946 | S12,13-T13N-R24E | | 5/4/2010 |
| 577 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025458 | SC 121 | LYON CO. | 461947 | S12-T13N-R24E | | 5/4/2010 |
| 578 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025459 | SC 122 | LYON CO. | 461948 | S12,13-T13N-R24E | | 5/4/2010 |
| 579 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025460 | SC 123 | LYON CO. | 461949 | S12-T13N-R24E; S7-T13N-R25E | | 5/4/2010 |
| 580 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025461 | SC 124 | LYON CO. | 461950 | S12,13-T13N-R24E; S7,18-T13N-R25E | | 5/4/2010 |
| 581 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025462 | SC 125 | LYON CO. | 461951 | S7-T13N-R25E | | 5/4/2010 |
| 582 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025463 | SC 126 | LYON CO. | 461952 | S7,18-T13N-R25E | | 5/4/2010 |
| 583 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025464 | SC 127 | LYON CO. | 461953 | S7-T13N-R25E | | 5/4/2010 |
| 584 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025465 | SC 128 | LYON CO. | 461954 | S7,18-T13N-R25E | | 5/4/2010 |
| 585 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025466 | SC 129 | LYON CO. | 461955 | S7-T13N-R25E | | 5/4/2010 |
| 586 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025467 | SC 130 | LYON CO. | 461956 | S7,18-T13N-R25E | | 5/4/2010 |
| 587 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025468 | SC 131 | LYON CO. | 461957 | S7-T13N-R25E | | 5/4/2010 |
| 588 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025469 | SC 132 | LYON CO. | 461958 | S7,18-T13N-R25E | | 5/4/2010 |
| 589 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025470 | SC 133 | LYON CO. | 461959 | S7-T13N-R25E | | 5/4/2010 |
| 590 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025471 | SC 134 | LYON CO. | 461960 | S7,18-T13N-R25E | | 5/4/2010 |
| 591 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025472 | SC 135 | LYON CO. | 461961 | S7-T13N-R25E | | 5/4/2010 |
| 592 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025473 | SC 136 | LYON CO. | 461962 | S7,18-T13N-R25E | | 5/4/2010 |
| 593 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025474 | SC 137 | LYON CO. | 461963 | S7-T13N-R25E | | 5/4/2010 |
| 594 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025475 | SC 138 | LYON CO. | 461964 | S7,18-T13N-R25E | | 5/4/2010 |
| 595 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025476 | SC 139 | LYON CO. | 461965 | S7,8-T13N-R25E | | 5/4/2010 |
| 596 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021853 | SC 14 | LYON CO. | 455790 | S20,29-T13N-R25E | | 1/6/2010 |

EXHIBIT A.1 - MACARTHUR LODE CLAI

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 597 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025477 | SC 140 | LYON CO. | 461966 | S7,8,17,18-T13N-R25E | | 5/4/2010 |
| 598 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025478 | SC 141 | LYON CO. | 461967 | S1,2,11,12-T13N-R24E | | 5/6/2010 |
| 599 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025479 | SC 142 | LYON CO. | 461968 | S11,12-T13N-R24E | | 5/6/2010 |
| 600 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025480 | SC 143 | LYON CO. | 461969 | S1,12-T13N-R24E | | 5/6/2010 |
| 601 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025481 | SC 144 | LYON CO. | 461970 | S12-T13N-R24E | | 5/6/2010 |
| 602 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025482 | SC 145 | LYON CO. | 461971 | S1,12-T13N-R24E | | 5/6/2010 |
| 603 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025483 | SC 146 | LYON CO. | 461972 | S12-T13N-R24E | | 5/6/2010 |
| 604 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025484 | SC 147 | LYON CO. | 461973 | S1,12-T13N-R24E | | 5/6/2010 |
| 605 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025485 | SC 148 | LYON CO. | 461974 | S12-T13N-R24E | | 5/6/2010 |
| 606 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025486 | SC 149 | LYON CO. | 461975 | S1,12-T13N-R24E | | 5/6/2010 |
| 607 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025487 | SC 150 | LYON CO. | 461976 | S12-T13N-R24E | | 5/6/2010 |
| 608 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025488 | SC 151 | LYON CO. | 461977 | S1,12-T13N-R24E | | 5/5/2010 |
| 609 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025489 | SC 152 | LYON CO. | 461978 | S12-T13N-R24E | | 5/5/2010 |
| 610 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025490 | SC 153 | LYON CO. | 461979 | S1,12-T13N-R24E | | 5/5/2010 |
| 611 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025491 | SC 154 | LYON CO. | 461980 | S12-T13N-R24E | | 5/5/2010 |
| 612 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025492 | SC 155 | LYON CO. | 461981 | S1,12-T13N-R24E | | 5/5/2010 |
| 613 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025493 | SC 156 | LYON CO. | 461982 | S12-T13N-R24E | | 5/5/2010 |
| 614 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025494 | SC 157 | LYON CO. | 461983 | S1,12-T13N-R24E | | 5/5/2010 |
| 615 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025495 | SC 158 | LYON CO. | 461984 | S12-T13N-R24E | | 5/5/2010 |
| 616 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025496 | SC 159 | LYON CO. | 461985 | S1,12-T13N-R24E; S6,7-T13N-R25E | | 5/5/2010 |
| 617 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025497 | SC 160 | LYON CO. | 461986 | S12-T13N-R24E; S7-T13N-R25E | | 5/5/2010 |
| 618 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025498 | SC 161 | LYON CO. | 461987 | S6,7-T13N-R25E | | 5/5/2010 |
| 619 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025499 | SC 162 | LYON CO. | 461988 | S7-T13N-R25E | | 5/5/2010 |
| 620 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025500 | SC 163 | LYON CO. | 461989 | S6,7-T13N-R25E | | 5/5/2010 |
| 621 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025501 | SC 164 | LYON CO. | 461990 | S7-T13N-R25E | | 5/5/2010 |
| 622 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025502 | SC 165 | LYON CO. | 461991 | S6,7-T13N-R25E | | 5/5/2010 |
| 623 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025503 | SC 166 | LYON CO. | 461992 | S7-T13N-R25E | | 5/5/2010 |
| 624 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025504 | SC 167 | LYON CO. | 461993 | S6,7-T13N-R25E | | 5/5/2010 |
| 625 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025505 | SC 168 | LYON CO. | 461994 | S7-T13N-R25E | | 5/5/2010 |
| 626 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025506 | SC 169 | LYON CO. | 461995 | S6,7-T13N-R25E | | 5/5/2010 |
| 627 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025507 | SC 170 | LYON CO. | 461996 | S7-T13N-R25E | | 5/5/2010 |
| 628 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025508 | SC 171 | LYON CO. | 461997 | S6,7-T13N-R25E | | 5/5/2010 |
| 629 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025509 | SC 172 | LYON CO. | 461998 | S7-T13N-R25E | | 5/5/2010 |
| 630 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025510 | SC 173 | LYON CO. | 461999 | S6,7-T13N-R25E | | 5/5/2010 |
| 631 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025511 | SC 174 | LYON CO. | 462000 | S7-T13N-R25E | | 5/5/2010 |
| 632 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025512 | SC 175 | LYON CO. | 462001 | S5,6,7,8-T13N-R25E | | 5/5/2010 |
| 633 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025513 | SC 176 | LYON CO. | 462002 | S7,8-T13N-R25E | | 5/5/2010 |
| 634 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025514 | SC 177 | LYON CO. | 462003 | S1,2-T13N-R24E | | 5/6/2010 |
| 635 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025515 | SC 178 | LYON CO. | 462004 | S1,2-T13N-R24E | | 5/6/2010 |
| 636 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025516 | SC 179 | LYON CO. | 462005 | S1-T13N-R24E | | 5/6/2010 |
| 637 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025517 | SC 180 | LYON CO. | 462006 | S1-T13N-R24E | | 5/6/2010 |
| 638 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025518 | SC 181 | LYON CO. | 462007 | S1-T13N-R24E | | 5/6/2010 |
| 639 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025519 | SC 182 | LYON CO. | 462008 | S1-T13N-R24E | | 5/6/2010 |
| 640 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025520 | SC 183 | LYON CO. | 462009 | S1-T13N-R24E | | 5/6/2010 |
| 641 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025521 | SC 184 | LYON CO. | 462010 | S1-T13N-R24E | | 5/6/2010 |
| 642 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025522 | SC 185 | LYON CO. | 462011 | S1-T13N-R24E | | 5/6/2010 |
| 643 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025523 | SC 186 | LYON CO. | 462012 | S1-T13N-R24E | | 5/6/2010 |
| 644 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025524 | SC 187 | LYON CO. | 462013 | S1-T13N-R24E | | 5/6/2010 |
| 645 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025525 | SC 188 | LYON CO. | 462014 | S1-T13N-R24E | | 5/6/2010 |
| 646 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025526 | SC 189 | LYON CO. | 462015 | S1-T13N-R24E | | 5/6/2010 |

EXHIBIT A.1 - MACARTHUR LODE CL

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 647 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021858 | SC 19 | LYON CO. | 455795 | S19,20-T13N-R25E | | 1/6/2010 |
| 648 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025527 | SC 190 | LYON CO. | 462016 | S1-T13N-R24E | | 5/6/2010 |
| 649 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025528 | SC 191 | LYON CO. | 462017 | S1-T13N-R24E | | 5/6/2010 |
| 650 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025529 | SC 192 | LYON CO. | 462018 | S1-T13N-R24E | | 5/6/2010 |
| 651 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025530 | SC 193 | LYON CO. | 462019 | S1-T13N-R24E | | 5/6/2010 |
| 652 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025531 | SC 194 | LYON CO. | 462020 | S1-T13N-R24E | | 5/6/2010 |
| 653 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025532 | SC 195 | LYON CO. | 462021 | S1-T13N-R24E; S6-T13N-R25E | | 5/5/2010 |
| 654 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025533 | SC 196 | LYON CO. | 462022 | S1-T13N-R24E; S6-T13N-R25E | | 5/5/2010 |
| 655 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025534 | SC 197 | LYON CO. | 462023 | S6-T13N-R25E | | 5/5/2010 |
| 656 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025535 | SC 198 | LYON CO. | 462024 | S6-T13N-R25E | | 5/5/2010 |
| 657 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025536 | SC 199 | LYON CO. | 462025 | S6-T13N-R25E | | 5/5/2010 |
| 658 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021841 | SC 2 | LYON CO. | 455778 | S19,20,29,30-T13N-R25E | | 1/6/2010 |
| 659 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021859 | SC 20 | LYON CO. | 455796 | S20-T13N-R25E | | 1/6/2010 |
| 660 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025537 | SC 200 | LYON CO. | 462026 | S6-T13N-R25E | | 5/5/2010 |
| 661 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025538 | SC 201 | LYON CO. | 462027 | S6-T13N-R25E | | 5/5/2010 |
| 662 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025539 | SC 202 | LYON CO. | 462028 | S6-T13N-R25E | | 5/5/2010 |
| 663 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025540 | SC 203 | LYON CO. | 462029 | S6-T13N-R25E | | 5/18/2010 |
| 664 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025541 | SC 204 | LYON CO. | 462030 | S6-T13N-R25E | | 5/5/2010 |
| 665 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025542 | SC 205 | LYON CO. | 462031 | S6-T13N-R25E | | 5/5/2010 |
| 666 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025543 | SC 206 | LYON CO. | 462032 | S6-T13N-R25E | | 5/5/2010 |
| 667 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025544 | SC 207 | LYON CO. | 462033 | S1,2-T13N-R24E; S35-T14N-R24E | | 5/6/2010 |
| 668 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025545 | SC 208 | LYON CO. | 462034 | S1,2-T13N-R24E | | 5/6/2010 |
| 669 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025546 | SC 209 | LYON CO. | 462035 | S1-T13N-R24E; S35,36-T14N-R24E | | 5/6/2010 |
| 670 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021860 | SC 21 | LYON CO. | 455797 | S20-T13N-R25E | | 1/6/2010 |
| 671 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025547 | SC 210 | LYON CO. | 462036 | S1-T13N-R24E | | 5/6/2010 |
| 672 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025548 | SC 211 | LYON CO. | 462037 | S1-T13N-R24E; S36-T14N-R24E | | 5/6/2010 |
| 673 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025549 | SC 212 | LYON CO. | 462038 | S1-T13N-R24E | | 5/6/2010 |
| 674 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025550 | SC 213 | LYON CO. | 462039 | S1-T13N-R24E; S36-T14N-R24E | | 5/6/2010 |
| 675 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025551 | SC 214 | LYON CO. | 462040 | S1-T13N-R24E | | 5/6/2010 |
| 676 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025552 | SC 215 | LYON CO. | 462041 | S1-T13N-R24E; S36-T14N-R24E | | 5/6/2010 |
| 677 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025553 | SC 216 | LYON CO. | 462042 | S1-T13N-R24E | | 5/6/2010 |
| 678 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025554 | SC 217 | LYON CO. | 462043 | S1-T13N-R24E; S36-T14N-R24E | | 5/5/2010 |
| 679 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025555 | SC 218 | LYON CO. | 462044 | S1-T13N-R24E | | 5/5/2010 |
| 680 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025556 | SC 219 | LYON CO. | 462045 | S1-T13N-R24E; S36-T14N-R24E | | 5/5/2010 |
| 681 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021861 | SC 22 | LYON CO. | 455798 | S20-T13N-R25E | | 1/6/2010 |
| 682 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025557 | SC 220 | LYON CO. | 462046 | S1-T13N-R24E | | 5/5/2010 |
| 683 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025558 | SC 221 | LYON CO. | 462047 | S1-T13N-R24E; S36-T14N-R24E | | 5/5/2010 |
| 684 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025559 | SC 222 | LYON CO. | 462048 | S1-T13N-R24E | | 5/5/2010 |
| 685 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025560 | SC 223 | LYON CO. | 462049 | S1-T13N-R24E; S36-T14N-R24E | | 5/5/2010 |
| 686 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025561 | SC 224 | LYON CO. | 462050 | S1-T13N-R24E | | 5/5/2010 |
| 687 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025562 | SC 225 | LYON CO. | 462051 | S1-T13N-R24E; S6-T13N-R25E; S36-T14N-R24E; S31-T14N-R25E | | 5/5/2010 |
| 688 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025563 | SC 226 | LYON CO. | 462052 | S1-T13N-R24E; S6-T13N-R25E | | 5/5/2010 |
| 689 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025564 | SC 227 | LYON CO. | 462053 | S6-T13N-R25E; S31-T14N-R25E | | 5/18/2010 |
| 690 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025565 | SC 229 | LYON CO. | 462054 | S6-T13N-R25E; S31-T14N-R25E | | 5/18/2010 |
| 691 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021862 | SC 23 | LYON CO. | 455799 | S20-T13N-R25E | | 1/6/2010 |
| 692 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025566 | SC 231 | LYON CO. | 462055 | S6-T13N-R25E; S31-T14N-R25E | | 5/5/2010 |
| 693 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025567 | SC 232 | LYON CO. | 462056 | S6-T13N-R25E | | 5/5/2010 |
| 694 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025568 | SC 233 | LYON CO. | 462057 | S6-T13N-R25E; S31-T14N-R25E | | 5/5/2010 |
| 695 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025569 | SC 234 | LYON CO. | 462058 | S6-T13N-R25E | | 5/5/2010 |

EXHIBIT A.1 - MACARTHUR LODE CLAIM

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 696 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040806 | SC 235 | LYON CO. | 474396 | S11-T13N-R24E | | 1/7/2011 |
| 697 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040807 | SC 236 | LYON CO. | 474397 | S11, 14-T13N-R24E | | 1/7/2011 |
| 698 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040808 | SC 237 | LYON CO. | 474398 | S11-T13N-R24E | | 1/7/2011 |
| 699 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040809 | SC 238 | LYON CO. | 474399 | S11, 14-T13N-R24E | | 1/7/2011 |
| 700 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040810 | SC 239 | LYON CO. | 474400 | S11, 12-T13N-R24E | | 1/7/2011 |
| 701 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021863 | SC 24 | LYON CO. | 455800 | S20-T13N-R25E | | 1/6/2010 |
| 702 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040811 | SC 240 | LYON CO. | 474401 | S11, 12, 13, 14-T13N-R24E | | 1/7/2011 |
| 703 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040812 | SC 241 | LYON CO. | 474402 | S12-T13N-R24E | | 1/7/2011 |
| 704 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040813 | SC 242 | LYON CO. | 474403 | S12, 13-T13N-R24E | | 1/7/2011 |
| 705 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040814 | SC 243 | LYON CO. | 474404 | S12-T13N-R24E | | 1/7/2011 |
| 706 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040815 | SC 244 | LYON CO. | 474405 | S12, 13-T13N-R24E | | 1/7/2011 |
| 707 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040816 | SC 245 | LYON CO. | 474406 | S12-T13N-R24E | | 1/7/2011 |
| 708 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040817 | SC 246 | LYON CO. | 474407 | S12-T13N-R24E | | 1/7/2011 |
| 709 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040818 | SC 247 | LYON CO. | 474408 | S12-T13N-R24E | | 1/7/2011 |
| 710 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040819 | SC 248 | LYON CO. | 474409 | S12, 13-T13N-R24E | | 1/7/2011 |
| 711 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040820 | SC 249 | LYON CO. | 474410 | S2, 11-T13N-R24E | | 1/7/2011 |
| 712 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040821 | SC 250 | LYON CO. | 474411 | S11-T13N-R24E | | 1/7/2011 |
| 713 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040822 | SC 251 | LYON CO. | 474412 | S2, 11-T13N-R24E | | 1/7/2011 |
| 714 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040823 | SC 252 | LYON CO. | 474413 | S11-T13N-R24E | | 1/7/2011 |
| 715 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040824 | SC 253 | LYON CO. | 474414 | S2-T13N-R24E | | 1/7/2011 |
| 716 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040825 | SC 254 | LYON CO. | 474415 | S2-T13N-R24E | | 1/7/2011 |
| 717 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040826 | SC 255 | LYON CO. | 474416 | S2-T13N-R24E | | 1/7/2011 |
| 718 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040827 | SC 256 | LYON CO. | 474417 | S2-T13N-R24E | | 1/7/2011 |
| 719 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040828 | SC 257 | LYON CO. | 474418 | S13-T13N-R24E | | 1/6/2011 |
| 720 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040829 | SC 258 | LYON CO. | 474419 | S13-T13N-R24E | | 1/6/2011 |
| 721 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040830 | SC 259 | LYON CO. | 474420 | S13-T13N-R24E | | 1/6/2011 |
| 722 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040831 | SC 260 | LYON CO. | 474421 | S13, 24-T13N-R24E | | 1/6/2011 |
| 723 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040832 | SC 261 | LYON CO. | 474422 | S13, 24-T13N-R24E | | 1/6/2011 |
| 724 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040833 | SC 262 | LYON CO. | 474423 | S24-T13N-R24E | | 1/6/2011 |
| 725 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040834 | SC 263 | LYON CO. | 474424 | S24-T13N-R24E; S19-T13N-R25E | | 1/6/2011 |
| 726 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040835 | SC 264 | LYON CO. | 474425 | S13-T13N-R24E | | 1/6/2011 |
| 727 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040836 | SC 265 | LYON CO. | 474426 | S13-T13N-R24E | | 1/6/2011 |
| 728 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040837 | SC 266 | LYON CO. | 474427 | S13-T13N-R24E | | 1/6/2011 |
| 729 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1040838 | SC 267 | LYON CO. | 474428 | S2-T13N-R24E | | 1/7/2011 |
| 730 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054472 | SC 294 | LYON CO. | 483116 | S26-T13N-R24E | | 7/27/2011 |
| 731 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054473 | SC 295 | LYON CO. | 483117 | S26-T13N-R24E | | 7/27/2011 |
| 732 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054474 | SC 296 | LYON CO. | 483118 | S25,26-T13N-R24E | | 7/27/2011 |
| 733 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054475 | SC 297 | LYON CO. | 483119 | S25,26-T13N-R24E | | 7/27/2011 |
| 734 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054476 | SC 298 | LYON CO. | 483120 | S25-T13N-R24E | | 7/27/2011 |
| 735 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054477 | SC 299 | LYON CO. | 483121 | S25-T13N-R24E | | 7/27/2011 |
| 736 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021842 | SC 3 | LYON CO. | 455779 | S20-T13N-R25E | | 1/6/2010 |
| 737 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054478 | SC 300 | LYON CO. | 483122 | S25-T13N-R24E | | 7/27/2011 |
| 738 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054479 | SC 301 | LYON CO. | 483123 | S25-T13N-R24E | | 7/27/2011 |
| 739 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054480 | SC 302 | LYON CO. | 483124 | S25-T13N-R24E | | 7/27/2011 |
| 740 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054481 | SC 303 | LYON CO. | 483125 | S25-T13N-R24E | | 7/27/2011 |
| 741 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054482 | SC 304 | LYON CO. | 483126 | S25-T13N-R24E | | 7/27/2011 |
| 742 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054483 | SC 305 | LYON CO. | 483127 | S25-T13N-R24E | | 7/27/2011 |
| 743 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054484 | SC 306 | LYON CO. | 483128 | S25-T13N-R24E | | 7/27/2011 |
| 744 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054485 | SC 307 | LYON CO. | 483129 | S25-T13N-R24E | | 7/27/2011 |
| 745 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054486 | SC 308 | LYON CO. | 483130 | S25-T13N-R24E | | 7/27/2011 |

EXHIBIT A.1 - MACARTHUR LODE CLAIM

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 746 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054487 | SC 309 | LYON CO. | 483131 | S25-T13N-R24E | | 7/27/2011 |
| 747 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054488 | SC 310 | LYON CO. | 483132 | S25-T13N-R24E | | 7/27/2011 |
| 748 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054489 | SC 311 | LYON CO. | 483133 | S25-T13N-R24E | | 7/27/2011 |
| 749 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054490 | SC 312 | LYON CO. | 483134 | S25-T13N-R24E | | 7/27/2011 |
| 750 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054491 | SC 313 | LYON CO. | 483135 | S25-T13N-R24E | | 7/27/2011 |
| 751 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054492 | SC 314 | LYON CO. | 483136 | S30-T13N-R25E | | 7/27/2011 |
| 752 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054493 | SC 315 | LYON CO. | 483137 | S30-T13N-R25E | | 7/27/2011 |
| 753 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054494 | SC 316 | LYON CO. | 483138 | S30-T13N-R25E | | 7/27/2011 |
| 754 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054495 | SC 317 | LYON CO. | 483139 | S30-T13N-R25E | | 7/27/2011 |
| 755 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054496 | SC 318 | LYON CO. | 483140 | S30-T13N-R25E | | 7/27/2011 |
| 756 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054497 | SC 319 | LYON CO. | 483141 | S30-T13N-R25E | | 7/27/2011 |
| 757 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054498 | SC 320 | LYON CO. | 483142 | S30-T13N-R25E | | 9/29/2011 |
| 758 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054499 | SC 321 | LYON CO. | 483143 | S30-T13N-R25E | | 7/27/2011 |
| 759 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054500 | SC 322 | LYON CO. | 483144 | S25,36-T13N-R25E | | 9/30/2011 |
| 760 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054501 | SC 323 | LYON CO. | 483145 | S25-T13N-R24E | | 9/30/2011 |
| 761 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054502 | SC 324 | LYON CO. | 483146 | S25,36-T13N-R24E | | 7/27/2011 |
| 762 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054503 | SC 325 | LYON CO. | 483147 | S25-T13N-R24E | | 7/27/2011 |
| 763 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054504 | SC 326 | LYON CO. | 483148 | S25,36-T13N-R24E | | 7/27/2011 |
| 764 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054505 | SC 327 | LYON CO. | 483149 | S25-T13N-R24E | | 7/27/2011 |
| 765 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054506 | SC 328 | LYON CO. | 483150 | S25,36-T13N-R24E | | 7/27/2011 |
| 766 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054507 | SC 329 | LYON CO. | 483151 | S25-T13N-R24E | | 7/27/2011 |
| 767 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054508 | SC 330 | LYON CO. | 483152 | S25,36-T13N-R24E | | 7/27/2011 |
| 768 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054509 | SC 331 | LYON CO. | 483153 | S25-T13N-R24E | | 7/27/2011 |
| 769 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054510 | SC 332 | LYON CO. | 483154 | S25,36-T13N-R24E | | 7/27/2011 |
| 770 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054511 | SC 333 | LYON CO. | 483155 | S25-T13N-R24E | | 7/27/2011 |
| 771 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054512 | SC 334 | LYON CO. | 483156 | S25,36-T13N-R24E | | 7/28/2011 |
| 772 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054513 | SC 335 | LYON CO. | 483157 | S25-T13N-R24E | | 7/27/2011 |
| 773 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054514 | SC 336 | LYON CO. | 483158 | S35,36-T13N-R24E | | 9/7/2011 |
| 774 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054515 | SC 337 | LYON CO. | 483159 | S36-T13N-R24E | | 7/28/2011 |
| 775 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054516 | SC 338 | LYON CO. | 483160 | S36-T13N-R24E | | 7/28/2011 |
| 776 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054517 | SC 339 | LYON CO. | 483161 | S36-T13N-R24E | | 7/28/2011 |
| 777 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054518 | SC 340 | LYON CO. | 483162 | S36-T13N-R24E | | 7/28/2011 |
| 778 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054519 | SC 341 | LYON CO. | 483163 | S36-T13N-R24E | | 7/28/2011 |
| 779 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054520 | SC 342 | LYON CO. | 483164 | S36-T13N-R24E | | 7/28/2011 |
| 780 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054521 | SC 343 | LYON CO. | 483165 | S36-T13N-R24E | | 7/28/2011 |
| 781 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054522 | SC 344 | LYON CO. | 483166 | S36-T13N-R24E | | 7/28/2011 |
| 782 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054523 | SC 345 | LYON CO. | 483167 | S36-T13N-R24E | | 7/28/2011 |
| 783 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054524 | SC 346 | LYON CO. | 483168 | S36-T13N-R24E | | 7/28/2011 |
| 784 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054525 | SC 347 | LYON CO. | 483169 | S36-T13N-R24E | | 7/28/2011 |
| 785 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054526 | SC 348 | LYON CO. | 483170 | S36-T13N-R24E | | 7/28/2011 |
| 786 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054527 | SC 349 | LYON CO. | 483171 | S36-T13N-R24E | | 7/28/2011 |
| 787 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054528 | SC 350 | LYON CO. | 483172 | S36-T13N-R24E | | 7/28/2011 |
| 788 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054529 | SC 351 | LYON CO. | 483173 | S36-T13N-R24E | | 7/28/2011 |
| 789 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054530 | SC 352 | LYON CO. | 483174 | S36-T13N-R24E | | 7/28/2011 |
| 790 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054531 | SC 353 | LYON CO. | 483175 | S35-T13N-R24E | | 7/28/2011 |
| 791 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054532 | SC 354 | LYON CO. | 483176 | S2-T12N-R24E | | 7/28/2011 |
| 792 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054533 | SC 355 | LYON CO. | 483177 | S35-T13N-R24E | | 7/28/2011 |
| 793 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054534 | SC 356 | LYON CO. | 483178 | S2-T12N-R24E, S35-T13N-R24E | | 7/28/2011 |
| 794 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054535 | SC 357 | LYON CO. | 483179 | S35-T13N-R24E | | 7/28/2011 |
| 795 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054536 | SC 358 | LYON CO. | 483180 | S2-T12N-R24E, S35-T13N-R24E | | 7/28/2011 |

EXHIBIT A.1 - MACARTHUR LODE CLAIM

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 796 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054537 | SC 359 | LYON CO. | 483181 | S35-T13N-R24E | | 7/28/2011 |
| 797 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054538 | SC 360 | LYON CO. | 483182 | S2-T12N-R24E, S35-T13N-R24E | | 7/28/2011 |
| 798 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054539 | SC 361 | LYON CO. | 483183 | S35-T13N-R24E | | 9/7/2011 |
| 799 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054540 | SC 362 | LYON CO. | 483184 | S2-T12N-R24E, S35-T13N-R24E | | 7/28/2011 |
| 800 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054541 | SC 363 | LYON CO. | 483185 | S1,2-T12N-R24E, S35,36-T13N-R24E | | 7/28/2011 |
| 801 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054542 | SC 364 | LYON CO. | 483186 | S1-T12N-R24E, S36-T13N-R24E | | 7/28/2011 |
| 802 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054543 | SC 365 | LYON CO. | 483187 | S1-T12N-R24E, S36-T13N-R24E | | 7/28/2011 |
| 803 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054544 | SC 366 | LYON CO. | 483188 | S1-T12N-R24E, S36-T13N-R24E | | 7/28/2011 |
| 804 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054545 | SC 367 | LYON CO. | 483189 | S1-T12N-R24E, S36-T13N-R24E | | 7/28/2011 |
| 805 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054546 | SC 368 | LYON CO. | 483190 | S1-T12N-R24E, S36-T13N-R24E | | 7/28/2011 |
| 806 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054547 | SC 369 | LYON CO. | 483191 | S1-T12N-R24E, S36-T13N-R24E | | 7/28/2011 |
| 807 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054548 | SC 370 | LYON CO. | 483192 | S35-T13N-R24E | | 9/7/2011 |
| 808 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1054549 | SC 371 | LYON CO. | 483193 | S25,36-T13N-R24E | | 9/30/2011 |
| 809 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021843 | SC 4 | LYON CO. | 455780 | S20,29-T13N-R25E | | 1/6/2010 |
| 810 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025381 | SC 44 | LYON CO. | 461870 | S19,30-T13N-R25E | | 5/7/2010 |
| 811 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025382 | SC 45 | LYON CO. | 461871 | S19,30-T13N-R25E | | 5/7/2010 |
| 812 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025383 | SC 46 | LYON CO. | 461872 | S19,30-T13N-R25E | | 5/7/2010 |
| 813 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025384 | SC 47 | LYON CO. | 461873 | S19,30-T13N-R25E | | 5/7/2010 |
| 814 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025385 | SC 48 | LYON CO. | 461874 | S19,30-T13N-R25E | | 5/7/2010 |
| 815 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025386 | SC 49 | LYON CO. | 461875 | S19,30-T13N-R25E | | 5/7/2010 |
| 816 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021844 | SC 5 | LYON CO. | 455781 | S20-T13N-R25E | | 1/6/2010 |
| 817 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025387 | SC 50 | LYON CO. | 461876 | S19,30-T13N-R25E | | 5/7/2010 |
| 818 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025388 | SC 51 | LYON CO. | 461877 | S19,30-T13N-R25E | | 5/7/2010 |
| 819 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025389 | SC 52 | LYON CO. | 461878 | S19-T13N-R25E | | 5/4/2010 |
| 820 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025390 | SC 53 | LYON CO. | 461879 | S24-T13N-R24E; S19-T13N-R25E | | 5/4/2010 |
| 821 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025391 | SC 54 | LYON CO. | 461880 | S19-T13N-R25E | | 5/4/2010 |
| 822 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025392 | SC 55 | LYON CO. | 461881 | S19-T13N-R25E | | 5/4/2010 |
| 823 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025393 | SC 56 | LYON CO. | 461882 | S19-T13N-R25E | | 5/4/2010 |
| 824 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025394 | SC 57 | LYON CO. | 461883 | S19-T13N-R25E | | 5/4/2010 |
| 825 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025395 | SC 58 | LYON CO. | 461884 | S19-T13N-R25E | | 5/4/2010 |
| 826 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025396 | SC 59 | LYON CO. | 461885 | S19-T13N-R25E | | 5/4/2010 |
| 827 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021845 | SC 6 | LYON CO. | 455782 | S20,29-T13N-R25E | | 1/6/2010 |
| 828 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025397 | SC 60 | LYON CO. | 461886 | S19-T13N-R25E | | 5/4/2010 |
| 829 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025398 | SC 61 | LYON CO. | 461887 | S19-T13N-R25E | | 5/4/2010 |
| 830 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025399 | SC 62 | LYON CO. | 461888 | S19-T13N-R25E | | 5/4/2010 |
| 831 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025400 | SC 63 | LYON CO. | 461889 | S19-T13N-R25E | | 5/4/2010 |
| 832 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025401 | SC 64 | LYON CO. | 461890 | S19-T13N-R25E | | 5/4/2010 |
| 833 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025402 | SC 65 | LYON CO. | 461891 | S19-T13N-R25E | | 5/4/2010 |
| 834 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025403 | SC 66 | LYON CO. | 461892 | S19-T13N-R25E | | 5/4/2010 |
| 835 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025404 | SC 67 | LYON CO. | 461893 | S19-T13N-R25E | | 5/4/2010 |
| 836 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025405 | SC 68 | LYON CO. | 461894 | S13,24-T13N-R24E; S18,19-T13N-R25E | | 5/4/2010 |
| 837 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025406 | SC 69 | LYON CO. | 461895 | S13-T13N-R24E; S18-T13N-R25E | | 5/4/2010 |
| 838 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021846 | SC 7 | LYON CO. | 455783 | S20-T13N-R25E | | 1/6/2010 |
| 839 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025407 | SC 70 | LYON CO. | 461896 | S18,19-T13N-R25E | | 5/4/2010 |
| 840 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025408 | SC 71 | LYON CO. | 461897 | S18-T13N-R25E | | 5/4/2010 |
| 841 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025409 | SC 72 | LYON CO. | 461898 | S18,19-T13N-R25E | | 5/4/2010 |
| 842 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025410 | SC 73 | LYON CO. | 461899 | S18-T13N-R25E | | 5/4/2010 |
| 843 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025411 | SC 74 | LYON CO. | 461900 | S18,19-T13N-R25E | | 5/4/2010 |
| 844 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025412 | SC 75 | LYON CO. | 461901 | S18-T13N-R25E | | 5/4/2010 |

EXHIBIT A.1 - MACARTHUR LODE CLAI

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 845 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025413 | SC 76 | LYON CO. | 461902 | S18,19-T13N-R25E | | 5/4/2010 |
| 846 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025414 | SC 77 | LYON CO. | 461903 | S18-T13N-R25E | | 5/4/2010 |
| 847 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025415 | SC 78 | LYON CO. | 461904 | S18,19-T13N-R25E | | 5/4/2010 |
| 848 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025416 | SC 79 | LYON CO. | 461905 | S18-T13N-R25E | | 5/4/2010 |
| 849 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021847 | SC 8 | LYON CO. | 455784 | S20,29-T13N-R25E | | 1/6/2010 |
| 850 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025417 | SC 80 | LYON CO. | 461906 | S18,19-T13N-R25E | | 5/4/2010 |
| 851 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025418 | SC 81 | LYON CO. | 461907 | S18-T13N-R25E | | 5/4/2010 |
| 852 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025419 | SC 82 | LYON CO. | 461908 | S18,19-T13N-R25E | | 5/4/2010 |
| 853 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025420 | SC 83 | LYON CO. | 461909 | S18-T13N-R25E | | 5/4/2010 |
| 854 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025421 | SC 84 | LYON CO. | 461910 | S17,18,19,20-T13N-R25E | | 5/4/2010 |
| 855 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025422 | SC 85 | LYON CO. | 461911 | S17,18-T13N-R25E | | 5/4/2010 |
| 856 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025423 | SC 86 | LYON CO. | 461912 | S17,20-T13N-R25E | | 5/4/2010 |
| 857 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025424 | SC 87 | LYON CO. | 461913 | S17-T13N-R25E | | 5/4/2010 |
| 858 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025425 | SC 88 | LYON CO. | 461914 | S17,20-T13N-R25E | | 5/4/2010 |
| 859 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025426 | SC 89 | LYON CO. | 461915 | S17-T13N-R25E | | 5/4/2010 |
| 860 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1021848 | SC 9 | LYON CO. | 455785 | S20-T13N-R25E | | 1/6/2010 |
| 861 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025427 | SC 90 | LYON CO. | 461916 | S17,20-T13N-R25E | | 5/4/2010 |
| 862 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025428 | SC 91 | LYON CO. | 461917 | S19,20-T13N-R25E | | 5/7/2010 |
| 863 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025429 | SC 92 | LYON CO. | 461918 | S20-T13N-R25E | | 5/7/2010 |
| 864 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025430 | SC 93 | LYON CO. | 461919 | S13-T13N-R24E; S18-T13N-R25E | | 5/4/2010 |
| 865 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025431 | SC 94 | LYON CO. | 461920 | S13-T13N-R24E; S18-T13N-R25E | | 5/4/2010 |
| 866 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025432 | SC 95 | LYON CO. | 461921 | S18-T13N-R25E | | 5/4/2010 |
| 867 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025433 | SC 96 | LYON CO. | 461922 | S18-T13N-R25E | | 5/4/2010 |
| 868 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025434 | SC 97 | LYON CO. | 461923 | S18-T13N-R25E | | 5/4/2010 |
| 869 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025435 | SC 98 | LYON CO. | 461924 | S18-T13N-R25E | | 5/4/2010 |
| 870 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1025436 | SC 99 | LYON CO. | 461925 | S18-T13N-R25E | | 5/4/2010 |
| 871 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046273 | SC268 | LYON CO. | 477851 | S13-T13N-R24E | | 4/5/2011 |
| 872 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046274 | SC269 | LYON CO. | 477852 | S23-T13N-R24E | | 4/5/2011 |
| 873 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046275 | SC270 | LYON CO. | 477853 | S23, 26-T13N-R24E | | 4/5/2011 |
| 874 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046276 | SC271 | LYON CO. | 477854 | S23-T13N-R24E | | 4/5/2011 |
| 875 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046277 | SC272 | LYON CO. | 477855 | S23, 24, 25, 26-T13N-R24E | | 4/5/2011 |
| 876 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046278 | SC273 | LYON CO. | 477856 | S24, 25-T13N-R24E | | 4/5/2011 |
| 877 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046279 | SC274 | LYON CO. | 477857 | S23, 24, 25-T13N-R24E | | 4/5/2011 |
| 878 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046280 | SC275 | LYON CO. | 477858 | S24-T13N-R24E | | 4/5/2011 |
| 879 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046281 | SC276 | LYON CO. | 477859 | S24, 25-T13N-R24E | | 4/5/2011 |
| 880 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046282 | SC277 | LYON CO. | 477860 | S24-T13N-R24E | | 4/5/2011 |
| 881 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046283 | SC278 | LYON CO. | 477861 | S24, 25-T13N-R24E | | 4/5/2011 |
| 882 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046284 | SC279 | LYON CO. | 477862 | S24-T13N-R24E | | 4/5/2011 |
| 883 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046285 | SC280 | LYON CO. | 477863 | S24, 25-T13N-R24E | | 4/5/2011 |
| 884 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046286 | SC281 | LYON CO. | 477864 | S24-T13N-R24E | | 4/5/2011 |
| 885 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046287 | SC282 | LYON CO. | 477865 | S24, 25-T13N-R24E | | 4/5/2011 |
| 886 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046288 | SC283 | LYON CO. | 477866 | S24-T13N-R24E | | 4/5/2011 |
| 887 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046289 | SC284 | LYON CO. | 477867 | S24, 25-T13N-R24E | | 4/5/2011 |
| 888 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046290 | SC285 | LYON CO. | 477868 | S24-T13N-R24E | | 4/5/2011 |
| 889 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046291 | SC286 | LYON CO. | 477869 | S24, 25-T13N-R24E | | 4/5/2011 |
| 890 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046292 | SC287 | LYON CO. | 477870 | S24-T13N-R24E | | 4/5/2011 |
| 891 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046293 | SC288 | LYON CO. | 477871 | S24, 25-T13N-R24E | | 4/5/2011 |
| 892 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046294 | SC289 | LYON CO. | 477872 | S24-T13N-R24E | | 4/5/2011 |
| 893 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046295 | SC290 | LYON CO. | 477873 | S24, 25-T13N-R24E | | 4/5/2011 |
| 894 | LODE | MACARTHUR | NV | SINGATSE PEAK SERVICES LLC | NMC1046296 | SC291 | LYON CO. | 477874 | S23-T13N-R24E | | 4/5/2011 |

EXHIBIT A.1 - MACARTHUR LODE CLAIMS

EXHIBIT A.2 - YERINGTON LODE AND PLACER CLAI

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938537 | ADP 1 | LYON CO. | 395695 | S4, 5-T13N-R25E | | 9/6/2006 |
| 2 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938546 | ADP 10 | LYON CO. | 395704 | S16-T13N-R25E | | 9/6/2006 |
| 3 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938547 | ADP 11 | LYON CO. | 395705 | S16-T13N-R25E | | 9/6/2006 |
| 4 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938548 | ADP 12 | LYON CO. | 395706 | S16-T13N-R25E | | 9/6/2006 |
| 5 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938549 | ADP 13 | LYON CO. | 395707 | S16-T13N-R25E | | 9/6/2006 |
| 6 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938550 | ADP 14 | LYON CO. | 395708 | S16-T13N-R25E | | 9/6/2006 |
| 7 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938551 | ADP 15 | LYON CO. | 395709 | S16-T13N-R25E | | 9/6/2006 |
| 8 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938552 | ADP 16 | LYON CO. | 395710 | S16-T13N-R25E | | 9/6/2006 |
| 9 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938553 | ADP 17 | LYON CO. | 395711 | S16-T13N-R25E | | 9/6/2006 |
| 10 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938554 | ADP 18 | LYON CO. | 395712 | S16-T13N-R25E | | 9/6/2006 |
| 11 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938555 | ADP 19 | LYON CO. | 395713 | S16-T13N-R25E | | 9/6/2006 |
| 12 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938538 | ADP 2 | LYON CO. | 395696 | S5, 8-T13N-R25E | | 9/6/2006 |
| 13 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938556 | ADP 20 | LYON CO. | 395714 | S16-T13N-R25E | | 9/6/2006 |
| 14 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938557 | ADP 21 | LYON CO. | 395715 | S16-T13N-R25E | | 9/6/2006 |
| 15 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938558 | ADP 22 | LYON CO. | 395716 | S17-T13N-R25E | | 9/6/2006 |
| 16 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938559 | ADP 23 | LYON CO. | 395717 | S17-T13N-R25E | | 9/6/2006 |
| 17 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938539 | ADP 3 | LYON CO. | 395697 | S5, 8-T13N-R25E | | 9/6/2006 |
| 18 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938540 | ADP 4 | LYON CO. | 395698 | S7, 8-T13N-R25E | | 9/6/2006 |
| 19 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938541 | ADP 5 | LYON CO. | 395699 | S7, 8-T13N-R25E | | 9/6/2006 |
| 20 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938542 | ADP 6 | LYON CO. | 395700 | S17-T13N-R25E | | 9/6/2006 |
| 21 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938543 | ADP 7 | LYON CO. | 395701 | S17-T13N-R25E | | 9/6/2006 |
| 22 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938544 | ADP 8 | LYON CO. | 395702 | S8-T13N-R25E | | 9/6/2006 |
| 23 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC 938545 | ADP 9 | LYON CO. | 395703 | S8-T13N-R25E | | 9/6/2006 |
| 24 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960196 | BR 1 | LYON CO. | 410213 | S32-T14N-R25E S5-T13N-R25E | | 4/26/2007 |
| 25 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960205 | BR 10 | LYON CO. | 410222 | S5-T13N-R25E | | 4/26/2007 |
| 26 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960206 | BR 11 | LYON CO. | 410223 | S32, 33-T14N-R25E S4, 5-T13N-R25E | | 4/26/2007 |
| 27 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960207 | BR 12 | LYON CO. | 410224 | S4, 5-T13N-R25E | | 4/26/2007 |
| 28 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960208 | BR 13 | LYON CO. | 410225 | S5-T13N-R25E | | 4/25/2007 |
| 29 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960209 | BR 14 | LYON CO. | 410226 | S5, 8-T13N-R25E | | 4/25/2007 |
| 30 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960210 | BR 15 | LYON CO. | 410227 | S5-T13N-R25E | | 4/25/2007 |
| 31 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960211 | BR 16 | LYON CO. | 410228 | S4, 5-T13N-R25E | | 4/25/2007 |
| 32 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960212 | BR 17 | LYON CO. | 410229 | S4-T13N-R25E | | 4/25/2007 |
| 33 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960213 | BR 18 | LYON CO. | 410230 | S4, 9-T13N-R25E | | 4/25/2007 |
| 34 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960214 | BR 19 | LYON CO. | 410231 | S4-T13N-R25E | | 4/25/2007 |
| 35 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960197 | BR 2 | LYON CO. | 410214 | S32-T14N-R25E S5-T13N-R25E | | 4/26/2007 |
| 36 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960215 | BR 20 | LYON CO. | 410232 | S4, 9-T13N-R25E | | 4/25/2007 |
| 37 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960216 | BR 21 | LYON CO. | 410233 | S5, 8-T13N-R25E | | 4/25/2007 |
| 38 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960217 | BR 22 | LYON CO. | 410234 | S8-T13N-R25E | | 4/25/2007 |
| 39 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960218 | BR 23 | LYON CO. | 410235 | S4,5,8,9-T13N-R25E | | 4/25/2007 |
| 40 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960219 | BR 24 | LYON CO. | 410236 | S8, 9-T13N-R25E | | 4/25/2007 |
| 41 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960220 | BR 25 | LYON CO. | 410237 | S9-T13N-R25E | | 4/25/2007 |
| 42 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960221 | BR 26 | LYON CO. | 410238 | S9-T13N-R25E | | 4/25/2007 |
| 43 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960222 | BR 27 | LYON CO. | 410239 | S4, 9-T13N-R25E | | 4/25/2007 |
| 44 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960223 | BR 28 | LYON CO. | 410240 | S9-T13N-R25E | | 4/25/2007 |
| 45 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960224 | BR 29 | LYON CO. | 410241 | S4, 9-T13N-R25E | | 4/25/2007 |
| 46 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960198 | BR 3 | LYON CO. | 410215 | S32-T14N-R25E S5-T13N-R25E | | 4/26/2007 |
| 47 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960225 | BR 30 | LYON CO. | 410242 | S9-T13N-R25E | | 4/25/2007 |
| 48 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960226 | BR 31 | LYON CO. | 410243 | S4, 9-T13N-R25E | | 4/25/2007 |
| 49 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960227 | BR 32 | LYON CO. | 410244 | S9-T13N-R25E | | 4/25/2007 |
| 50 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960228 | BR 33 | LYON CO. | 410245 | S4, 9-T13N-R25E | | 4/25/2007 |

EXHIBIT A.2 - YERINGTON LODE AND PLACER CLAI

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 51 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960229 | BR 34 | LYON CO. | 410246 | S9-T13N-R25E | | 4/25/2007 |
| 52 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960230 | BR 35 | LYON CO. | 410247 | S4, 9-T13N-R25E | | 4/25/2007 |
| 53 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960231 | BR 36 | LYON CO. | 410248 | S9-T13N-R25E | | 4/25/2007 |
| 54 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960232 | BR 37 | LYON CO. | 410249 | S4, 9-T13N-R25E | | 4/26/2007 |
| 55 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960233 | BR 38 | LYON CO. | 410250 | S9-T13N-R25E | | 4/26/2007 |
| 56 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960234 | BR 39 | LYON CO. | 410251 | S3,4,9,10-T13N-R25E | | 4/26/2007 |
| 57 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960199 | BR 4 | LYON CO. | 410216 | S5-T13N-R25E | | 4/26/2007 |
| 58 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960235 | BR 40 | LYON CO. | 410252 | S3, 4-T13N-R25E | | 4/26/2007 |
| 59 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1035881 | BR 41 | LYON CO. | 470282 | S8-T13N-R25E | | 12/2/2010 |
| 60 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1035882 | BR 42 | LYON CO. | 470283 | S8, 17-T13N-R25E | | 12/2/2010 |
| 61 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1035883 | BR 43 | LYON CO. | 470284 | S8-T13N-R25E | | 12/2/2010 |
| 62 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960239 | BR 44 | LYON CO. | 410256 | S8,9,16,17-T13N-R25E | | 4/26/2007 |
| 63 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960240 | BR 45 | LYON CO. | 410257 | S9, 16-T13N-R25E | | 4/26/2007 |
| 64 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960241 | BR 46 | LYON CO. | 410258 | S9, 16-T13N-R25E | | 4/26/2007 |
| 65 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960242 | BR 47 | LYON CO. | 410259 | S9-T13N-R25E | | 4/26/2007 |
| 66 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960243 | BR 48 | LYON CO. | 410260 | S9, 16-T13N-R25E | | 4/26/2007 |
| 67 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960244 | BR 49 | LYON CO. | 410261 | S9-T13N-R25E | | 4/26/2007 |
| 68 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960200 | BR 5 | LYON CO. | 410217 | S32-T14N-R25E S5-T13N-R25E | | 4/26/2007 |
| 69 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960245 | BR 50 | LYON CO. | 410262 | S9-T13N-R25E | | 4/25/2007 |
| 70 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960246 | BR 51 | LYON CO. | 410263 | S9-T13N-R25E | | 4/25/2007 |
| 71 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960247 | BR 52 | LYON CO. | 410264 | S9-T13N-R25E | | 4/25/2007 |
| 72 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960248 | BR 53 | LYON CO. | 410265 | S9-T13N-R25E | | 4/25/2007 |
| 73 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960249 | BR 54 | LYON CO. | 410266 | S9-T13N-R25E | | 4/25/2007 |
| 74 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960250 | BR 55 | LYON CO. | 410267 | S9-T13N-R25E | | 4/25/2007 |
| 75 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960251 | BR 56 | LYON CO. | 410268 | S9-T13N-R25E | | 4/25/2007 |
| 76 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960252 | BR 57 | LYON CO. | 410269 | S9-T13N-R25E | | 4/25/2007 |
| 77 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960253 | BR 58 | LYON CO. | 410270 | S9-T13N-R25E | | 4/25/2007 |
| 78 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960254 | BR 59 | LYON CO. | 410271 | S9-T13N-R25E | | 4/25/2007 |
| 79 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960201 | BR 6 | LYON CO. | 410218 | S5-T13N-R25E | | 4/26/2007 |
| 80 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960202 | BR 7 | LYON CO. | 410219 | S32-T14N-R25E S5-T13N-R25E | | 4/26/2007 |
| 81 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960203 | BR 8 | LYON CO. | 410220 | S5-T13N-R25E | | 4/26/2007 |
| 82 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC960204 | BR 9 | LYON CO. | 410221 | S32-T14N-R25E S5-T13N-R25E | | 4/26/2007 |
| 83 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075753 | PLOXI 1 | LYON CO. | 493814 | S5-T13S-R25E | | 6/21/2012 |
| 84 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075759 | PLOXI 11 | LYON CO. | 493820 | S4-T13S-R25E | | 6/21/2012 |
| 85 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075761 | PLOXI 13 | LYON CO. | 493822 | S4-T13S-R25E | | 6/21/2012 |
| 86 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075762 | PLOXI 14 | LYON CO. | 493823 | S4-T13S-R25E | | 6/21/2012 |
| 87 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075763 | PLOXI 15 | LYON CO. | 493824 | S5-T13S-R25E | | 6/21/2012 |
| 88 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075764 | PLOXI 16 | LYON CO. | 493825 | S5-T13S-R25E | | 6/21/2012 |
| 89 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075767 | PLOXI 19 | LYON CO. | 493828 | S8-T13S-R25E | | 6/21/2012 |
| 90 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075754 | PLOXI 2 | LYON CO. | 493815 | S5-T13S-R25E | | 6/21/2012 |
| 91 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075768 | PLOXI 20 | LYON CO. | 493829 | S8-T13S-R25E | | 6/21/2012 |
| 92 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075769 | PLOXI 21 | LYON CO. | 493830 | S9-T13S-R25E | | 6/21/2012 |
| 93 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075770 | PLOXI 22 | LYON CO. | 493831 | S9-T13S-R25E | | 6/21/2012 |
| 94 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075771 | PLOXI 23 | LYON CO. | 493832 | S9-T13S-R25E | | 6/21/2012 |
| 95 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075772 | PLOXI 24 | LYON CO. | 493833 | S9-T13S-R25E | | 6/21/2012 |
| 96 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075773 | PLOXI 25 | LYON CO. | 493834 | S9-T13S-R25E | | 6/21/2012 |
| 97 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075774 | PLOXI 26 | LYON CO. | 493835 | S9-T13S-R25E | | 6/21/2012 |
| 98 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075775 | PLOXI 27 | LYON CO. | 493836 | S9-T13S-R25E | | 6/21/2012 |
| 99 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075776 | PLOXI 28 | LYON CO. | 493837 | S9-T13S-R25E | | 6/21/2012 |
| 100 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075777 | PLOXI 29 | LYON CO. | 493838 | S9-T13S-R25E | | 6/21/2012 |

EXHIBIT A.2 - YERINGTON LODE AND PLACER CLAIM

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 101 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075755 | PLOXI 3 | LYON CO. | 493816 | S5-T13S-R25E | | 6/21/2012 |
| 102 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075778 | PLOXI 30 | LYON CO. | 493839 | S9-T13S-R25E | | 6/21/2012 |
| 103 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075779 | PLOXI 31 | LYON CO. | 493840 | S9-T13S-R25E | | 6/21/2012 |
| 104 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075780 | PLOXI 32 | LYON CO. | 493841 | S9-T13S-R25E | | 6/21/2012 |
| 105 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075781 | PLOXI 33 | LYON CO. | 493842 | S8-T13S-R25E | | 6/21/2012 |
| 106 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075782 | PLOXI 34 | LYON CO. | 493843 | S8-T13S-R25E | | 6/21/2012 |
| 107 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075783 | PLOXI 35 | LYON CO. | 493844 | S9-T13S-R25E | | 6/21/2012 |
| 108 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075784 | PLOXI 36 | LYON CO. | 493845 | S9-T13S-R25E | | 6/21/2012 |
| 109 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075785 | PLOXI 37 | LYON CO. | 493846 | S9-T13S-R25E | | 6/21/2012 |
| 110 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075786 | PLOXI 38 | LYON CO. | 493847 | S9-T13S-R25E | | 6/21/2012 |
| 111 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075787 | PLOXI 39 | LYON CO. | 493848 | S8-T13S-R25E | | 6/21/2012 |
| 112 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075788 | PLOXI 40 | LYON CO. | 493849 | S8-T13S-R25E | | 6/21/2012 |
| 113 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075789 | PLOXI 41 | LYON CO. | 493850 | S8-T13S-R25E | | 6/21/2012 |
| 114 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075790 | PLOXI 42 | LYON CO. | 493851 | S8-T13S-R25E | | 6/21/2012 |
| 115 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075791 | PLOXI 43 | LYON CO. | 493852 | S17-T13S-R25E | | 6/21/2012 |
| 116 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075792 | PLOXI 44 | LYON CO. | 493853 | S17-T13S-R25E | | 6/21/2012 |
| 117 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075793 | PLOXI 45 | LYON CO. | 493854 | S17-T13S-R25E | | 6/21/2012 |
| 118 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075794 | PLOXI 46 | LYON CO. | 493855 | S16-T13S-R25E | | 6/21/2012 |
| 119 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075795 | PLOXI 47 | LYON CO. | 493856 | S16-T13S-R25E | | 6/21/2012 |
| 120 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075796 | PLOXI 48 | LYON CO. | 493857 | S16-T13S-R25E | | 6/21/2012 |
| 121 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075797 | PLOXI 49 | LYON CO. | 493858 | S16-T13S-R25E | | 6/21/2012 |
| 122 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075757 | PLOXI 5 | LYON CO. | 493818 | S5-T13S-R25E | | 6/21/2012 |
| 123 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075798 | PLOXI 50 | LYON CO. | 493859 | S16-T13S-R25E | | 6/21/2012 |
| 124 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075799 | PLOXI 51 | LYON CO. | 493860 | S16-T13S-R25E | | 6/21/2012 |
| 125 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075800 | PLOXI 53 | LYON CO. | 493861 | S16-T13S-R25E | | 6/21/2012 |
| 126 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075801 | PLOXI 54 | LYON CO. | 493862 | S16-T13S-R25E | | 6/21/2012 |
| 127 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075802 | PLOXI 55 | LYON CO. | 493863 | S16-T13S-R25E | | 6/21/2012 |
| 128 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075803 | PLOXI 56 | LYON CO. | 493864 | S16-T13S-R25E | | 6/21/2012 |
| 129 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075804 | PLOXI 57 | LYON CO. | 493865 | S17-T13S-R25E | | 6/21/2012 |
| 130 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075805 | PLOXI 58 | LYON CO. | 493866 | S16-T13S-R25E | | 6/21/2012 |
| 131 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075806 | PLOXI 59 | LYON CO. | 493867 | S16-T13S-R25E | | 6/21/2012 |
| 132 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075758 | PLOXI 6 | LYON CO. | 493819 | S5-T13S-R25E | | 6/21/2012 |
| 133 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075807 | PLOXI 60 | LYON CO. | 493868 | S16-T13S-R25E | | 6/21/2012 |
| 134 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075808 | PLOXI 61 | LYON CO. | 493869 | S16-T13S-R25E | | 6/21/2012 |
| 135 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075809 | PLOXI 62 | LYON CO. | 493870 | S20-T13S-R25E | | 6/21/2012 |
| 136 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075810 | PLOXI 63 | LYON CO. | 493871 | S20-T13S-R25E | | 6/21/2012 |
| 137 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075811 | PLOXI 64 | LYON CO. | 493872 | S20-T13S-R25E | | 6/21/2012 |
| 138 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075812 | PLOXI 65 | LYON CO. | 493873 | S20-T13S-R25E | | 6/21/2012 |
| 139 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075813 | PLOXI 66 | LYON CO. | 493874 | S20-T13S-R25E | | 6/21/2012 |
| 140 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075814 | PLOXI 67 | LYON CO. | 493875 | S21-T13S-R25E | | 6/21/2012 |
| 141 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075815 | PLOXI 68 | LYON CO. | 493876 | S21-T13S-R25E | | 6/21/2012 |
| 142 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075816 | PLOXI 69 | LYON CO. | 493877 | S21-T13S-R25E | | 6/21/2012 |
| 143 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075817 | PLOXI 70 | LYON CO. | 493878 | S21-T13S-R25E | | 6/21/2012 |
| 144 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075818 | PLOXI 71 | LYON CO. | 493879 | S21-T13S-R25E | | 6/21/2012 |
| 145 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075819 | PLOXI 72 | LYON CO. | 493880 | S21-T13S-R25E | | 6/21/2012 |
| 146 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075820 | PLOXI 73 | LYON CO. | 493881 | S21-T13S-R25E | | 6/21/2012 |
| 147 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075821 | PLOXI 74 | LYON CO. | 493882 | S21-T13S-R25E | | 6/21/2012 |
| 148 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075822 | PLOXI 75 | LYON CO. | 493883 | S21-T13S-R25E | | 6/21/2012 |
| 149 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075823 | PLOXI 76 | LYON CO. | 493884 | S21-T13S-R25E | | 6/21/2012 |
| 150 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075824 | PLOXI 77 | LYON CO. | 493885 | S21-T13S-R25E | | 6/21/2012 |

EXHIBIT A.2 - YERINGTON LODE AND PLACER CLAIM

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 151 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075825 | PLOXI 78 | LYON CO. | 493886 | S21-T13S-R25E | | 6/21/2012 |
| 152 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075826 | PLOXI 79 | LYON CO. | 493887 | S21-T13S-R25E | | 6/21/2012 |
| 153 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075827 | PLOXI 80 | LYON CO. | 493888 | S21-T13S-R25E | | 6/21/2012 |
| 154 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075828 | PLOXI 81 | LYON CO. | 493889 | S21-T13S-R25E | | 6/21/2012 |
| 155 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075829 | PLOXI 82 | LYON CO. | 493890 | S20-T13S-R25E | | 6/21/2012 |
| 156 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075830 | PLOXI 83 | LYON CO. | 493891 | S21-T13S-R25E | | 6/21/2012 |
| 157 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075831 | PLOXI 84 | LYON CO. | 493892 | S21-T13S-R25E | | 6/21/2012 |
| 158 | PLACER | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1075832 | PLOXI 85 | LYON CO. | 493893 | S21-T13S-R25E | | 6/21/2012 |
| 159 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1021852 | SC 13 | LYON CO. | 455789 | S20-T13N-R25E | | 1/6/2010 |
| 160 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1021854 | SC 15 | LYON CO. | 455791 | S20-T13N-R25E | | 1/6/2010 |
| 161 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1021855 | SC 16 | LYON CO. | 455792 | S20,29-T13N-R25E | | 1/6/2010 |
| 162 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1021856 | SC 17 | LYON CO. | 455793 | S20-T13N-R25E | | 1/6/2010 |
| 163 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1021857 | SC 18 | LYON CO. | 455794 | S20,29-T13N-R25E | | 1/6/2010 |
| 164 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1021864 | SC 25 | LYON CO. | 455801 | S20-T13N-R25E | | 1/6/2010 |
| 165 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1021865 | SC 26 | LYON CO. | 455802 | S20-T13N-R25E | | 1/6/2010 |
| 166 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1021866 | SC 27 | LYON CO. | 455803 | S20-T13N-R25E | | 1/6/2010 |
| 167 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025365 | SC 28 | LYON CO. | 461854 | S20,21-T13N-R25E | | 5/7/2010 |
| 168 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025366 | SC 29 | LYON CO. | 461855 | S20,21-T13N-R25E | | 5/7/2010 |
| 169 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025367 | SC 30 | LYON CO. | 461856 | S21-T13N-R25E | | 5/7/2010 |
| 170 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025368 | SC 31 | LYON CO. | 461857 | S21-T13N-R25E | | 5/7/2010 |
| 171 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025369 | SC 32 | LYON CO. | 461858 | S21-T13N-R25E | | 5/7/2010 |
| 172 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025370 | SC 33 | LYON CO. | 461859 | S21-T13N-R25E | | 5/7/2010 |
| 173 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025371 | SC 34 | LYON CO. | 461860 | S21-T13N-R25E | | 5/7/2010 |
| 174 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025372 | SC 35 | LYON CO. | 461861 | S20,21,28,29-T13N-R25E | | 5/7/2010 |
| 175 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025373 | SC 36 | LYON CO. | 461862 | S21,28-T13N-R25E | | 5/7/2010 |
| 176 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025374 | SC 37 | LYON CO. | 461863 | S21,28-T13N-R25E | | 5/7/2010 |
| 177 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025375 | SC 38 | LYON CO. | 461864 | S21,28-T13N-R25E | | 5/7/2010 |
| 178 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025376 | SC 39 | LYON CO. | 461865 | S21-T13N-R25E | | 5/7/2010 |
| 179 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025377 | SC 40 | LYON CO. | 461866 | S21,28-T13N-R25E | | 5/7/2010 |
| 180 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025378 | SC 41 | LYON CO. | 461867 | S21-T13N-R25E | | 5/7/2010 |
| 181 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025379 | SC 42 | LYON CO. | 461868 | S21,28-T13N-R25E | | 5/7/2010 |
| 182 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1025380 | SC 43 | LYON CO. | 461869 | S21-T13N-R25E | | 5/7/2010 |
| 183 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1188445 | SC 506 | LYON CO. | 594826 | S28-T13N-R25E | | 4/16/2019 |
| 184 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1188446 | SC 507 | LYON CO. | 594827 | S28-T13N-R25E | | 4/16/2019 |
| 185 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1188447 | SC 508 | LYON CO. | 594828 | S28-T13N-R25E | | 4/16/2019 |
| 186 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1188448 | SC 509 | LYON CO. | 594829 | S28-T13N-R25E | | 4/16/2019 |
| 187 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1188449 | SC 510 | LYON CO. | 594830 | S28-T13N-R25E | | 4/16/2019 |
| 188 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1188450 | SC 511 | LYON CO. | 594831 | S28-T13N-R25E | | 4/16/2019 |
| 189 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1188451 | SC 512 | LYON CO. | 594832 | S28-T13N-R25E | | 4/16/2019 |
| 190 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1042047 | SC-500 | LYON CO. | 475245 | S17,20-T13N-R25E | | 4/18/2011 |
| 191 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1042048 | SC-501 | LYON CO. | 475246 | S17,20-T13N-R25E | | 4/18/2011 |
| 192 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1047782 | SC502 | LYON CO. | 479204 | S9, 16-T13N-R24E | | 4/27/2011 |
| 193 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1047783 | SC503 | LYON CO. | 479205 | S9, 16-T13N-R24E | | 4/27/2011 |
| 194 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1047784 | SC504 | LYON CO. | 479206 | S21-T13N-R24E | | 4/27/2011 |
| 195 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1047785 | SC505 | LYON CO. | 479207 | S21-T13N-R24E | | 4/27/2011 |
| 196 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1067752 | SCY-1 | LYON CO. | 487873 | S8-T13N-R25E | | 12/31/2011 |
| 197 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1067761 | SCY-10 | LYON CO. | 487882 | S20-T13N-R25E | | 12/31/2011 |
| 198 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1067762 | SCY-11 | LYON CO. | 487883 | S20, 21-T13N-R25E | | 12/31/2011 |
| 199 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1067763 | SCY-12 AMENDED | LYON CO. | 488734 | S16-T13N-R25E | | 1/17/2012 |
| 200 | LODE | YERINGTON | NV | SINGATSE PEAK SERVICES | NMC1067764 | SCY-13 AMENDED | LYON CO. | 488735 | S16-T13N-R25E | | 1/18/2012 |

EXHIBIT A.2 - YERINGTON LODE AND PLACER CL

EXHIBIT A.3 - WASSUK LODE CLAIM

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | LODE | WASSUK | NV | MAJUBA | NMC 946304 | Fox 1 | LYON CO. | 400392 | S21, 22-T13N-R26E | Lease/Option | 11/16/2006 |
| 2 | LODE | WASSUK | NV | MAJUBA | NMC 946295 | Fox 10 | LYON CO. | 400401 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 3 | LODE | WASSUK | NV | MAJUBA | NMC 946294 | Fox 11 | LYON CO. | 400402 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 4 | LODE | WASSUK | NV | MAJUBA | NMC 946293 | Fox 12 | LYON CO. | 400403 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 5 | LODE | WASSUK | NV | MAJUBA | NMC 946292 | Fox 13 | LYON CO. | 400404 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 6 | LODE | WASSUK | NV | MAJUBA | NMC 946291 | Fox 14 | LYON CO. | 400405 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 7 | LODE | WASSUK | NV | MAJUBA | NMC 946290 | Fox 15 | LYON CO. | 400406 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 8 | LODE | WASSUK | NV | MAJUBA | NMC 946289 | Fox 16 | LYON CO. | 400407 | S22, 27-T13N-R26E | Lease/Option | 11/16/2006 |
| 9 | LODE | WASSUK | NV | MAJUBA | NMC 946288 | Fox 17 | LYON CO. | 400408 | S22, 27-T13N-R26E | Lease/Option | 11/16/2006 |
| 10 | LODE | WASSUK | NV | MAJUBA | NMC 946287 | Fox 18 | LYON CO. | 400409 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 11 | LODE | WASSUK | NV | MAJUBA | NMC 946286 | Fox 19 | LYON CO. | 400410 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 12 | LODE | WASSUK | NV | MAJUBA | NMC 946303 | Fox 2 | LYON CO. | 400393 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 13 | LODE | WASSUK | NV | MAJUBA | NMC 946285 | Fox 20 | LYON CO. | 400411 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 14 | LODE | WASSUK | NV | MAJUBA | NMC 946284 | Fox 21 | LYON CO. | 400412 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 15 | LODE | WASSUK | NV | MAJUBA | NMC 946283 | Fox 22 | LYON CO. | 400413 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 16 | LODE | WASSUK | NV | MAJUBA | NMC 946282 | Fox 23 | LYON CO. | 400414 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 17 | LODE | WASSUK | NV | MAJUBA | NMC 946281 | Fox 24 | LYON CO. | 400415 | S22, 23-T13N-R26E | Lease/Option | 11/16/2006 |
| 18 | LODE | WASSUK | NV | MAJUBA | NMC 946280 | Fox 25 | LYON CO. | 400416 | S22, 23-T13N-R26E | Lease/Option | 11/16/2006 |
| 19 | LODE | WASSUK | NV | MAJUBA | NMC 946279 | Fox 26 | LYON CO. | 400417 | S22, 23-T13N-R26E | Lease/Option | 11/16/2006 |
| 20 | LODE | WASSUK | NV | MAJUBA | NMC 946278 | Fox 27 | LYON CO. | 400418 | S22, 23-T13N-R26E | Lease/Option | 11/16/2006 |
| 21 | LODE | WASSUK | NV | MAJUBA | NMC 946277 | Fox 28 | LYON CO. | 400419 | S22, 23-T13N-R26E | Lease/Option | 11/16/2006 |
| 22 | LODE | WASSUK | NV | MAJUBA | NMC 946276 | Fox 29 | LYON CO. | 400420 | S26, 27-T13N-R26E | Lease/Option | 11/16/2006 |
| 23 | LODE | WASSUK | NV | MAJUBA | NMC 946302 | Fox 3 | LYON CO. | 400394 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 24 | LODE | WASSUK | NV | MAJUBA | NMC 946275 | Fox 30 | LYON CO. | 400421 | S26, 27-T13N-R26E | Lease/Option | 11/16/2006 |
| 25 | LODE | WASSUK | NV | MAJUBA | NMC 946274 | Fox 31 | LYON CO. | 400422 | S26, 27-T13N-R26E | Lease/Option | 11/16/2006 |
| 26 | LODE | WASSUK | NV | MAJUBA | NMC 946273 | Fox 32 | LYON CO. | 400423 | S21, 22-T13N-R26E | Lease/Option | 11/16/2006 |
| 27 | LODE | WASSUK | NV | MAJUBA | NMC 946272 | Fox 33 | LYON CO. | 400424 | S21, 22-T13N-R26E | Lease/Option | 11/16/2006 |
| 28 | LODE | WASSUK | NV | MAJUBA | NMC 946271 | Fox 34 | LYON CO. | 400425 | S21, 22-T13N-R26E | Lease/Option | 11/16/2006 |
| 29 | LODE | WASSUK | NV | MAJUBA | NMC 946270 | Fox 35 | LYON CO. | 400426 | S21-T13N-R26E | Lease/Option | 11/16/2006 |
| 30 | LODE | WASSUK | NV | MAJUBA | NMC 946269 | Fox 36 | LYON CO. | 400427 | S21-T13N-R26E | Lease/Option | 11/16/2006 |
| 31 | LODE | WASSUK | NV | MAJUBA | NMC 946268 | Fox 37 | LYON CO. | 400428 | S21-T13N-R26E | Lease/Option | 11/16/2006 |
| 32 | LODE | WASSUK | NV | MAJUBA | NMC 946267 | Fox 38 | LYON CO. | 400429 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 33 | LODE | WASSUK | NV | MAJUBA | NMC 946266 | Fox 39 | LYON CO. | 400430 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 34 | LODE | WASSUK | NV | MAJUBA | NMC 946301 | Fox 4 | LYON CO. | 400395 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 35 | LODE | WASSUK | NV | MAJUBA | NMC 946265 | Fox 40 | LYON CO. | 400431 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 36 | LODE | WASSUK | NV | MAJUBA | NMC 946264 | Fox 41 | LYON CO. | 400432 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 37 | LODE | WASSUK | NV | MAJUBA | NMC 946263 | Fox 42 | LYON CO. | 400433 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 38 | LODE | WASSUK | NV | MAJUBA | NMC 946262 | Fox 43 | LYON CO. | 400434 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 39 | LODE | WASSUK | NV | MAJUBA | NMC 946261 | Fox 44 | LYON CO. | 400435 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 40 | LODE | WASSUK | NV | MAJUBA | NMC 946260 | Fox 45 | LYON CO. | 400436 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 41 | LODE | WASSUK | NV | MAJUBA | NMC 946259 | Fox 46 | LYON CO. | 400437 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 42 | LODE | WASSUK | NV | MAJUBA | NMC 946258 | Fox 47 | LYON CO. | 400438 | S27-T13N-R26E | Lease/Option | 11/16/2006 |
| 43 | LODE | WASSUK | NV | MAJUBA | NMC 946257 | Fox 48 | LYON CO. | 400439 | S27, 28-T13N-R26E | Lease/Option | 11/17/2006 |
| 44 | LODE | WASSUK | NV | MAJUBA | NMC 946256 | Fox 49 | LYON CO. | 400440 | S27, 28-T13N-R26E | Lease/Option | 11/17/2006 |
| 45 | LODE | WASSUK | NV | MAJUBA | NMC 946300 | Fox 5 | LYON CO. | 400396 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 46 | LODE | WASSUK | NV | MAJUBA | NMC 946255 | Fox 50 | LYON CO. | 400441 | S27, 28-T13N-R26E | Lease/Option | 11/17/2006 |
| 47 | LODE | WASSUK | NV | MAJUBA | NMC 946254 | Fox 51 | LYON CO. | 400442 | S27, 28-T13N-R26E | Lease/Option | 11/17/2006 |
| 48 | LODE | WASSUK | NV | MAJUBA | NMC 946253 | Fox 52 | LYON CO. | 400443 | S27, 28-T13N-R26E | Lease/Option | 11/17/2006 |

EXHIBIT A.3 - WASSUK LODE CLAIMS

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 49 | LODE | WASSUK | NV | MAJUBA | NMC 946252 | Fox 53 | LYON CO. | 400444 | S26, 27-T13N-R26E | Lease/Option | 11/17/2006 |
| 50 | LODE | WASSUK | NV | MAJUBA | NMC 946251 | Fox 54 | LYON CO. | 400445 | S26, 27-T13N-R26E | Lease/Option | 11/17/2006 |
| 51 | LODE | WASSUK | NV | MAJUBA | NMC 946250 | Fox 55 | LYON CO. | 400446 | S28-T13N-R26E | Lease/Option | 12/9/2006 |
| 52 | LODE | WASSUK | NV | MAJUBA | NMC 946249 | Fox 56 | LYON CO. | 400447 | S28-T13N-R26E | Lease/Option | 12/9/2006 |
| 53 | LODE | WASSUK | NV | MAJUBA | NMC 946248 | Fox 57 | LYON CO. | 400448 | S28-T13N-R26E | Lease/Option | 12/9/2006 |
| 54 | LODE | WASSUK | NV | MAJUBA | NMC 946247 | Fox 58 | LYON CO. | 400449 | S28-T13N-R26E | Lease/Option | 12/9/2006 |
| 55 | LODE | WASSUK | NV | MAJUBA | NMC 946246 | Fox 59 | LYON CO. | 400450 | S28-T13N-R26E | Lease/Option | 12/9/2006 |
| 56 | LODE | WASSUK | NV | MAJUBA | NMC 946299 | Fox 6 | LYON CO. | 400397 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 57 | LODE | WASSUK | NV | MAJUBA | NMC 946245 | Fox 60 | LYON CO. | 400451 | S28-T13N-R26E | Lease/Option | 12/14/2006 |
| 58 | LODE | WASSUK | NV | MAJUBA | NMC 946244 | Fox 61 | LYON CO. | 400452 | S28-T13N-R26E | Lease/Option | 12/14/2006 |
| 59 | LODE | WASSUK | NV | MAJUBA | NMC 946298 | Fox 7 | LYON CO. | 400398 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 60 | LODE | WASSUK | NV | MAJUBA | NMC 946297 | Fox 8 | LYON CO. | 400399 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 61 | LODE | WASSUK | NV | MAJUBA | NMC 946296 | Fox 9 | LYON CO. | 400400 | S22-T13N-R26E | Lease/Option | 11/16/2006 |
| 62 | LODE | WASSUK | NV | MAJUBA | NMC 946310 | Son 4 | LYON CO. | 400386 | S21-T13N-R26E | Lease/Option | 11/17/2006 |
| 63 | LODE | WASSUK | NV | MAJUBA | NMC 946309 | Son 5 | LYON CO. | 400387 | S21, 22-T13N-R26E | Lease/Option | 11/17/2006 |
| 64 | LODE | WASSUK | NV | MAJUBA | NMC 946308 | Son 6 | LYON CO. | 400388 | S21-T13N-R26E | Lease/Option | 11/17/2006 |
| 65 | LODE | WASSUK | NV | MAJUBA | NMC 946307 | Son 7 | LYON CO. | 400389 | S21, 22-T13N-R26E | Lease/Option | 11/17/2006 |
| 66 | LODE | WASSUK | NV | MAJUBA | NMC 946306 | Son 8 | LYON CO. | 400390 | S21-T13N-R26E | Lease/Option | 11/17/2006 |
| 67 | LODE | WASSUK | NV | MAJUBA | NMC 946305 | Son 9 | LYON CO. | 400391 | S21, 22-T13N-R26E | Lease/Option | 11/17/2006 |
| 68 | LODE | WASSUK | NV | TOIYABE EXPL | NMC 950027 | Lord 1 | LYON CO. | 404769 | S28-T13N-R26E | Lease/Option | 1/29/2007 |
| 69 | LODE | WASSUK | NV | TOIYABE EXPL | NMC 950036 | Lord 10 | LYON CO. | 404778 | S27, 34-T13N-R26E | Lease/Option | 2/5/2007 |
| 70 | LODE | WASSUK | NV | TOIYABE EXPL | NMC 950028 | Lord 2 | LYON CO. | 404770 | S28-T13N-R26E | Lease/Option | 1/29/2007 |
| 71 | LODE | WASSUK | NV | TOIYABE EXPL | NMC 950029 | Lord 3 | LYON CO. | 404771 | S27, 28-T13N-R26E | Lease/Option | 1/29/2007 |
| 72 | LODE | WASSUK | NV | TOIYABE EXPL | NMC 950030 | Lord 4 | LYON CO. | 404772 | S28-T13N-R26E | Lease/Option | 1/29/2007 |
| 73 | LODE | WASSUK | NV | TOIYABE EXPL | NMC 950031 | Lord 5 | LYON CO. | 404773 | S27, 28-T13N-R26E | Lease/Option | 2/3/2007 |
| 74 | LODE | WASSUK | NV | TOIYABE EXPL | NMC 950032 | Lord 6 | LYON CO. | 404774 | S26, 27-T13N-R26E | Lease/Option | 2/3/2007 |
| 75 | LODE | WASSUK | NV | TOIYABE EXPL | NMC 950033 | Lord 7 | LYON CO. | 404775 | S26, 27-T13N-R26E | Lease/Option | 2/3/2007 |
| 76 | LODE | WASSUK | NV | TOIYABE EXPL | NMC 950034 | Lord 8 | LYON CO. | 404776 | S26, 27-T13N-R26E | Lease/Option | 2/3/2007 |
| 77 | LODE | WASSUK | NV | TOIYABE EXPL | NMC 950035 | Lord 9 | LYON CO. | 404777 | S26, 27-T13N-R26E | Lease/Option | 2/3/2007 |
| 78 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983836 | QF 100 | LYON CO. | 423307 | S23-T13N-R26E | | 1/19/2008 |
| 79 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983837 | QF 101 | LYON CO. | 423308 | S23, 26-T13N-R26E | | 1/19/2008 |
| 80 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983838 | QF 102 | LYON CO. | 423309 | S23, 26-T13N-R26E | | 1/19/2008 |
| 81 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983839 | QF 103 | LYON CO. | 423310 | S26-T13N-R26E | | 1/19/2008 |
| 82 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983840 | QF 104 | LYON CO. | 423311 | S26-T13N-R26E | | 1/19/2008 |
| 83 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983841 | QF 105 | LYON CO. | 423312 | S14, 23-T13N-R26E | | 1/19/2008 |
| 84 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983842 | QF 106 | LYON CO. | 423313 | S13,14,23,24-T13N-R26E | | 1/19/2008 |
| 85 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983843 | QF 107 | LYON CO. | 423314 | S23-T13N-R26E | | 1/19/2008 |
| 86 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983844 | QF 108 | LYON CO. | 423315 | S23, 24-T13N-R26E | | 1/19/2008 |
| 87 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983845 | QF 109 | LYON CO. | 423316 | S23-T13N-R26E | | 1/19/2008 |
| 88 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983846 | QF 110 | LYON CO. | 423317 | S23, 24-T13N-R26E | | 1/19/2008 |
| 89 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983847 | QF 111 | LYON CO. | 423318 | S23-T13N-R26E | | 1/19/2008 |
| 90 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983848 | QF 112 | LYON CO. | 423319 | S23, 24-T13N-R26E | | 1/19/2008 |
| 91 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983849 | QF 113 | LYON CO. | 423320 | S23-T13N-R26E | | 1/19/2008 |
| 92 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983850 | QF 114 | LYON CO. | 423321 | S23, 24-T13N-R26E | | 1/19/2008 |
| 93 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983851 | QF 115 | LYON CO. | 423322 | S23-T13N-R26E | | 1/19/2008 |
| 94 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983852 | QF 116 | LYON CO. | 423323 | S23, 24-T13N-R26E | | 1/19/2008 |
| 95 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983853 | QF 117 | LYON CO. | 423324 | S23-T13N-R26E | | 1/19/2008 |
| 96 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983854 | QF 118 | LYON CO. | 423325 | S23, 24-T13N-R26E | | 1/19/2008 |

EXHIBIT A.3 - WASSUK LODE CLAIMS

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 97 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983855 | QF 119 | LYON CO. | 423326 | S23-T13N-R26E | | 1/19/2008 |
| 98 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983856 | QF 120 | LYON CO. | 423327 | S23, 24-T13N-R26E | | 1/19/2008 |
| 99 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983857 | QF 121 | LYON CO. | 423328 | S23, 26-T13N-R26E | | 1/19/2008 |
| 100 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983858 | QF 122 | LYON CO. | 423329 | S23-26-T13N-R26E | | 1/19/2008 |
| 101 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983859 | QF 123 | LYON CO. | 423330 | S26-T13N-R26E | | 1/19/2008 |
| 102 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983860 | QF 124 | LYON CO. | 423331 | S25, 26-T13N-R26E | | 1/19/2008 |
| 103 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983861 | QF 125 | LYON CO. | 423332 | S26-T13N-R26E | | 1/19/2008 |
| 104 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983862 | QF 126 | LYON CO. | 423333 | S25, 26-T13N-R26E | | 1/19/2008 |
| 105 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983863 | QF 127 | LYON CO. | 423334 | S26-T13N-R26E | | 1/19/2008 |
| 106 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983864 | QF 128 | LYON CO. | 423335 | S25, 26-T13N-R26E | | 1/19/2008 |
| 107 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983865 | QF 129 | LYON CO. | 423336 | S26-T13N-R26E | | 1/19/2008 |
| 108 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983866 | QF 130 | LYON CO. | 423337 | S25, 26-T13N-R26E | | 1/19/2008 |
| 109 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983867 | QF 131 | LYON CO. | 423338 | S26-T13N-R26E | | 1/19/2008 |
| 110 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983868 | QF 132 | LYON CO. | 423339 | S25, 26-T13N-R26E | | 1/19/2008 |
| 111 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983869 | QF 133 | LYON CO. | 423340 | S26-T13N-R26E | | 1/19/2008 |
| 112 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983870 | QF 134 | LYON CO. | 423341 | S25, 26-T13N-R26E | | 1/19/2008 |
| 113 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983871 | QF 135 | LYON CO. | 423342 | S26-T13N-R26E | | 1/19/2008 |
| 114 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983872 | QF 136 | LYON CO. | 423343 | S25, 26-T13N-R26E | | 1/19/2008 |
| 115 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983873 | QF 137 | LYON CO. | 423344 | S26-T13N-R26E | | 1/19/2008 |
| 116 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983874 | QF 138 | LYON CO. | 423345 | S25, 26-T13N-R26E | | 1/19/2008 |
| 117 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983875 | QF 139 | LYON CO. | 423346 | S26, 35-T13N-R26E | | 1/19/2008 |
| 118 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983876 | QF 140 | LYON CO. | 423347 | S25,26,35,36-T13N-R26E | | 1/19/2008 |
| 119 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983877 | QF 141 | LYON CO. | 423348 | S35-T13N-R26E | | 1/19/2008 |
| 120 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983878 | QF 142 | LYON CO. | 423349 | S35, 36-T13N-R26E | | 1/19/2008 |
| 121 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983879 | QF 143 | LYON CO. | 423350 | S35-T13N-R26E | | 1/19/2008 |
| 122 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983880 | QF 144 | LYON CO. | 423351 | S35, 36-T13N-R26E | | 1/19/2008 |
| 123 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983881 | QF 145 | LYON CO. | 423352 | S13, 24-T13N-R26E | | 1/20/2008 |
| 124 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983882 | QF 146 | LYON CO. | 423353 | S13, 24-T13N-R26E | | 1/20/2008 |
| 125 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983883 | QF 147 | LYON CO. | 423354 | S24-T13N-R26E | | 1/20/2008 |
| 126 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983884 | QF 148 | LYON CO. | 423355 | S24-T13N-R26E | | 1/20/2008 |
| 127 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983885 | QF 149 | LYON CO. | 423356 | S24-T13N-R26E | | 1/20/2008 |
| 128 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983886 | QF 150 | LYON CO. | 423357 | S24-T13N-R26E | | 1/20/2008 |
| 129 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983887 | QF 151 | LYON CO. | 423358 | S24-T13N-R26E | | 1/20/2008 |
| 130 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983888 | QF 152 | LYON CO. | 423359 | S24-T13N-R26E | | 1/20/2008 |
| 131 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983889 | QF 153 | LYON CO. | 423360 | S24-T13N-R26E | | 1/20/2008 |
| 132 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983890 | QF 154 | LYON CO. | 423361 | S24-T13N-R26E | | 1/20/2008 |
| 133 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983891 | QF 155 | LYON CO. | 423362 | S24-T13N-R26E | | 1/20/2008 |
| 134 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983892 | QF 156 | LYON CO. | 423363 | S24-T13N-R26E | | 1/20/2008 |
| 135 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983893 | QF 157 | LYON CO. | 423364 | S24-T13N-R26E | | 1/20/2008 |
| 136 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983894 | QF 158 | LYON CO. | 423365 | S24-T13N-R26E | | 1/20/2008 |
| 137 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983895 | QF 159 | LYON CO. | 423366 | S24-T13N-R26E | | 1/20/2008 |
| 138 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983896 | QF 160 | LYON CO. | 423367 | S24-T13N-R26E | | 1/20/2008 |
| 139 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983897 | QF 161 | LYON CO. | 423368 | S24, 25-T13N-R26E | | 1/20/2008 |
| 140 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983898 | QF 162 | LYON CO. | 423369 | S24-T13N-R26E | | 1/20/2008 |
| 141 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983899 | QF 163 | LYON CO. | 423370 | S24, 25-T13N-R26E | | 1/20/2008 |
| 142 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983900 | QF 164 | LYON CO. | 423371 | S24, 25-T13N-R26E | | 1/20/2008 |
| 143 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983901 | QF 165 | LYON CO. | 423372 | S25-T13N-R26E | | 1/20/2008 |
| 144 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983902 | QF 166 | LYON CO. | 423373 | S25-T13N-R26E | | 1/20/2008 |

EXHIBIT A.3 - WASSUK LODE CLAIMS

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 145 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983903 | QF 167 | LYON CO. | 423374 | S25-T13N-R26E | | 1/20/2008 |
| 146 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983904 | QF 168 | LYON CO. | 423375 | S25-T13N-R26E | | 1/20/2008 |
| 147 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983905 | QF 169 | LYON CO. | 423376 | S25-T13N-R26E | | 1/20/2008 |
| 148 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983906 | QF 170 | LYON CO. | 423377 | S25-T13N-R26E | | 1/20/2008 |
| 149 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983907 | QF 171 | LYON CO. | 423378 | S25-T13N-R26E | | 1/20/2008 |
| 150 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983908 | QF 172 | LYON CO. | 423379 | S25-T13N-R26E | | 1/20/2008 |
| 151 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983909 | QF 173 | LYON CO. | 423380 | S25-T13N-R26E | | 1/20/2008 |
| 152 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983910 | QF 174 | LYON CO. | 423381 | S25-T13N-R26E | | 1/20/2008 |
| 153 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983911 | QF 175 | LYON CO. | 423382 | S25-T13N-R26E | | 1/20/2008 |
| 154 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983912 | QF 176 | LYON CO. | 423383 | S25-T13N-R26E | | 1/20/2008 |
| 155 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983913 | QF 177 | LYON CO. | 423384 | S25-T13N-R26E | | 1/20/2008 |
| 156 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983914 | QF 178 | LYON CO. | 423385 | S25-T13N-R26E | | 1/20/2008 |
| 157 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983915 | QF 179 | LYON CO. | 423386 | S25, 36-T13N-R26E | | 1/20/2008 |
| 158 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983916 | QF 180 | LYON CO. | 423387 | S25, 36-T13N-R26E | | 1/20/2008 |
| 159 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983917 | QF 181 | LYON CO. | 423388 | S36-T13N-R26E | | 1/20/2008 |
| 160 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983918 | QF 182 | LYON CO. | 423389 | S36-T13N-R26E | | 1/20/2008 |
| 161 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983919 | QF 183 | LYON CO. | 423390 | S36-T13N-R26E | | 1/20/2008 |
| 162 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983920 | QF 184 | LYON CO. | 423391 | S36-T13N-R26E | | 1/20/2008 |
| 163 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983921 | QF 185 | LYON CO. | 423392 | S13, 24-T13N-R26E S18, 19-T13N-R27E | | 1/20/2008 |
| 164 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983922 | QF 186 | LYON CO. | 423393 | S24-T13N-R26E S19-T13N-R27E | | 1/20/2008 |
| 165 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983923 | QF 187 | LYON CO. | 423394 | S24-T13N-R26E S19-T13N-R27E | | 1/20/2008 |
| 166 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983924 | QF 188 | LYON CO. | 423395 | S24-T13N-R26E S19-T13N-R27E | | 1/20/2008 |
| 167 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983925 | QF 189 | LYON CO. | 423396 | S24-T13N-R26E S19-T13N-R27E | | 1/20/2008 |
| 168 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983926 | QF 190 | LYON CO. | 423397 | S24-T13N-R26E S19-T13N-R27E | | 1/20/2008 |
| 169 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983927 | QF 191 | LYON CO. | 423398 | S24-T13N-R26E S19-T13N-R27E | | 1/20/2008 |
| 170 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983928 | QF 192 | LYON CO. | 423399 | S19-T13N-R27E | | 1/20/2008 |
| 171 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983929 | QF 193 | LYON CO. | 423400 | S24-T13N-R26E S19-T13N-R27E | | 1/20/2008 |
| 172 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983930 | QF 194 | LYON CO. | 423401 | S19-T13N-R27E | | 1/20/2008 |
| 173 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983931 | QF 195 | LYON CO. | 423402 | S24-T13N-R26E S19-T13N-R27E | | 1/20/2008 |
| 174 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983932 | QF 196 | LYON CO. | 423403 | S19-T13N-R27E | | 1/20/2008 |
| 175 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983933 | QF 197 | LYON CO. | 423404 | S24, 25-T13N-R26E S19, 30-T13N-R27E | | 1/20/2008 |
| 176 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983934 | QF 198 | LYON CO. | 423405 | S19, 30-T13N-R27E | | 1/20/2008 |
| 177 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983935 | QF 199 | LYON CO. | 423406 | S25-T13N-R26E S30-T13N-R27E | | 1/20/2008 |
| 178 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983936 | QF 200 | LYON CO. | 423407 | S30-T13N-R27E | | 1/20/2008 |

EXHIBIT A.3 - WASSUK LODE CLAIM

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 179 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983937 | QF 201 | LYON CO. | 423408 | S25-T13N-R26E S30-T13N-R27E | | 1/21/2008 |
| 180 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983938 | QF 202 | LYON CO. | 423409 | S30-T13N-R27E | | 1/21/2008 |
| 181 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983939 | QF 203 | LYON CO. | 423410 | S25-T13N-R26E S30-T13N-R27E | | 1/21/2008 |
| 182 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983940 | QF 204 | LYON CO. | 423411 | S30-T13N-R27E | | 1/21/2008 |
| 183 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983941 | QF 205 | LYON CO. | 423412 | S25-T13N-R26E S30-T13N-R27E | | 1/21/2008 |
| 184 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983942 | QF 206 | LYON CO. | 423413 | S30-T13N-R27E | | 1/21/2008 |
| 185 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983943 | QF 207 | LYON CO. | 423414 | S25-T13N-R26E S30-T13N-R27E | | 1/21/2008 |
| 186 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983944 | QF 208 | LYON CO. | 423415 | S30-T13N-R27E | | 1/21/2008 |
| 187 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983945 | QF 209 | LYON CO. | 423416 | S25, 36-T13N-R26E S30, 31-T13N-R27E | | 1/21/2008 |
| 188 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983946 | QF 210 | LYON CO.Co, MINERAL Co. | 423417 Mineral Co: 145262 | S30-T13N-R27E | | 1/21/2008 |
| 189 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983947 | QF 211 | LYON CO. | 423418 | S36-T13N-R26E S31-T13N-R27E | | 1/21/2008 |
| 190 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983948 | QF 212 | LYON CO.Co, MINERAL Co. | 423419 Mineral Co: 145263 | S30, 31-T13N-R27E | | 1/21/2008 |
| 191 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983949 | QF 213 | LYON CO. | 423420 | S36-T13N-R26E S31-T13N-R27E | | 1/21/2008 |
| 192 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983950 | QF 214 | LYON CO.Co, MINERAL Co. | 423421 Mineral Co: 145264 | S31-T13N-R27E | | 1/21/2008 |
| 193 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983951 | QF 215 | LYON CO. | 423422 | S22, 23-T13N-R26E | | 1/21/2008 |
| 194 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983952 | QF 216 | LYON CO. | 423423 | S22, 23-T13N-R26E | | 1/21/2008 |
| 195 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983953 | QF 217 | LYON CO. | 423424 | S22, 23-T13N-R26E | | 1/21/2008 |
| 196 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983957 | QF 221 | LYON CO. | 423428 | S19, 20-T13N-R26E | | 1/21/2008 |
| 197 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983958 | QF 222 | LYON CO. | 423429 | S17, 20-T13N-R26E | | 1/21/2008 |
| 198 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983959 | QF 223 | LYON CO. | 423430 | S19, 20-T13N-R26E | | 1/21/2008 |
| 199 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983960 | QF 224 | LYON CO. | 423431 | S20-T13N-R26E | | 1/21/2008 |
| 200 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983961 | QF 225 | LYON CO. | 423432 | S19, 20-T13N-R26E | | 1/21/2008 |
| 201 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983962 | QF 226 | LYON CO. | 423433 | S20-T13N-R26E | | 1/21/2008 |
| 202 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983963 | QF 227 | LYON CO. | 423434 | S19, 20-T13N-R26E | | 1/21/2008 |
| 203 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983964 | QF 228 | LYON CO. | 423435 | S20-T13N-R26E | | 1/21/2008 |
| 204 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983965 | QF 229 | LYON CO. | 423436 | S19, 20-T13N-R26E | | 1/21/2008 |
| 205 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983966 | QF 230 | LYON CO. | 423437 | S20-T13N-R26E | | 1/21/2008 |
| 206 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983967 | QF 231 | LYON CO. | 423438 | S19, 20-T13N-R26E | | 1/21/2008 |
| 207 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983968 | QF 232 | LYON CO. | 423439 | S20-T13N-R26E | | 1/21/2008 |
| 208 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983969 | QF 233 | LYON CO. | 423440 | S19, 20-T13N-R26E | | 1/21/2008 |
| 209 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983970 | QF 234 | LYON CO. | 423441 | S20-T13N-R26E | | 1/21/2008 |
| 210 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983971 | QF 235 | LYON CO. | 423442 | S19, 20-T13N-R26E | | 1/21/2008 |

EXHIBIT A.1 - MACARTHUR LODE CLAIMS

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 211 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983972 | QF 236 | LYON CO. | 423443 | S20-T13N-R26E | | 1/21/2008 |
| 212 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983973 | QF 237 | LYON CO. | 423444 | S19, 20-T13N-R26E | | 1/21/2008 |
| 213 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983974 | QF 238 | LYON CO. | 423445 | S20-T13N-R26E | | 1/21/2008 |
| 214 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983975 | QF 239 | LYON CO. | 423446 | S19,20,29,30-T13N-R26E | | 1/21/2008 |
| 215 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983976 | QF 240 | LYON CO. | 423447 | S20, 29-T13N-R26E | | 1/21/2008 |
| 216 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983977 | QF 241 | LYON CO. | 423448 | S20-T13N-R26E | | 1/21/2008 |
| 217 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983978 | QF 242 | LYON CO. | 423449 | S20-T13N-R26E | | 1/21/2008 |
| 218 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983979 | QF 243 | LYON CO. | 423450 | S20-T13N-R26E | | 1/21/2008 |
| 219 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983980 | QF 244 | LYON CO. | 423451 | S20-T13N-R26E | | 1/22/2008 |
| 220 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983981 | QF 245 | LYON CO. | 423452 | S20, 29-T13N-R26E | | 1/22/2008 |
| 221 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983982 | QF 246 | LYON CO. | 423453 | S20, 21-T13N-R26E | | 1/22/2008 |
| 222 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983983 | QF 247 | LYON CO. | 423454 | S20, 21-T13N-R26E | | 1/22/2008 |
| 223 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983984 | QF 248 | LYON CO. | 423455 | S21-T13N-R26E | | 1/22/2008 |
| 224 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983985 | QF 249 | LYON CO. | 423456 | S20,21,28,29-T13N-R26E | | 1/22/2008 |
| 225 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983761 | QF 25 | LYON CO. | 423232 | S16-T13N-R26E | | 1/21/2008 |
| 226 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983986 | QF 250 | LYON CO. | 423457 | S21, 28-T13N-R26E | | 1/22/2008 |
| 227 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983987 | QF 251 | LYON CO. | 423458 | S28, 29-T13N-R26E | | 1/22/2008 |
| 228 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983988 | QF 252 | LYON CO. | 423459 | S28-T13N-R26E | | 1/22/2008 |
| 229 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983989 | QF 253 | LYON CO. | 423460 | S28, 29-T13N-R26E | | 1/22/2008 |
| 230 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983990 | QF 254 | LYON CO. | 423461 | S28-T13N-R26E | | 1/22/2008 |
| 231 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983991 | QF 255 | LYON CO. | 423462 | S28, 29-T13N-R26E | | 1/22/2008 |
| 232 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983992 | QF 256 | LYON CO. | 423463 | S28-T13N-R26E | | 1/22/2008 |
| 233 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983993 | QF 257 | LYON CO. | 423464 | S28, 29-T13N-R26E | | 1/22/2008 |
| 234 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983994 | QF 258 | LYON CO. | 423465 | S28-T13N-R26E | | 1/22/2008 |
| 235 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983995 | QF 259 | LYON CO. | 423466 | S28, 29-T13N-R26E | | 1/22/2008 |
| 236 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983762 | QF 26 | LYON CO. | 423233 | S16, 21-T13N-R26E | | 1/21/2008 |
| 237 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983996 | QF 260 | LYON CO. | 423467 | S28-T13N-R26E | | 1/22/2008 |
| 238 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983997 | QF 261 | LYON CO. | 423468 | S21-T13N-R26E | | 1/22/2008 |
| 239 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983998 | QF 262 | LYON CO. | 423469 | S21-T13N-R26E | | 1/22/2008 |
| 240 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983999 | QF 263 | LYON CO. | 423470 | S21-T13N-R26E | | 1/22/2008 |
| 241 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984000 | QF 264 | LYON CO. | 423471 | S21, 28-T13N-R26E | | 1/22/2008 |
| 242 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984001 | QF 265 | LYON CO. | 423472 | S28-T13N-R26E | | 1/22/2008 |
| 243 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984002 | QF 266 | LYON CO. | 423473 | S28-T13N-R26E | | 1/22/2008 |
| 244 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984003 | QF 267 | LYON CO. | 423474 | S28-T13N-R26E | | 1/22/2008 |
| 245 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984004 | QF 268 | LYON CO. | 423475 | S28-T13N-R26E | | 1/22/2008 |
| 246 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984005 | QF 269 | LYON CO. | 423476 | S28-T13N-R26E | | 1/22/2008 |
| 247 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984006 | QF 270 | LYON CO. | 423477 | S28-T13N-R26E | | 1/22/2008 |
| 248 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984007 | QF 271 | LYON CO. | 423478 | S28-T13N-R26E | | 1/22/2008 |
| 249 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984008 | QF 272 | LYON CO. | 423479 | S28-T13N-R26E | | 1/22/2008 |
| 250 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984009 | QF 273 | LYON CO. | 423480 | S20-T13N-R26E | | 1/24/2008 |
| 251 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984010 | QF 274 | LYON CO. | 423481 | S28-T13N-R26E | | 1/22/2008 |
| 252 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984011 | QF 275 | LYON CO. | 423482 | S21-T13N-R26E | | 1/22/2008 |
| 253 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984012 | QF 276 | LYON CO. | 423483 | S21, 22-T13N-R26E | | 1/22/2008 |
| 254 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984013 | QF 277 | LYON CO. | 423484 | S21, 28-T13N-R26E | | 1/22/2008 |
| 255 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984014 | QF 278 | LYON CO. | 423485 | S21,22,27,28-T13N-R26E | | 1/22/2008 |
| 256 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984015 | QF 279 | LYON CO. | 423486 | S27, 28-T13N-R26E | | 1/22/2008 |
| 257 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984016 | QF 280 | LYON CO. | 423487 | S21-T13N-R26E | | 1/22/2008 |
| 258 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984017 | QF 281 | LYON CO. | 423488 | S21-T13N-R26E | | 1/22/2008 |

EXHIBIT A.1 - MACARTHUR LODE CLAIMS

| No. | LODE or PLACER | PROGRAM | STATE | OWNER OF RECORD | BLM Claim number | CLAIM | COUNTY (or District) | CO REF | Sec-Twp-Range | Holding Instrument | IOC date |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 259 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984018 | QF 282 | LYON CO. | 423489 | S21-T13N-R26E | | 1/22/2008 |
| 260 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984019 | QF 283 | LYON CO. | 423490 | S21-T13N-R26E | | 1/22/2008 |
| 261 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984020 | QF 284 | LYON CO. | 423491 | S21-T13N-R26E | | 1/22/2008 |
| 262 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984021 | QF 285 | LYON CO. | 423492 | S21-T13N-R26E | | 1/22/2008 |
| 263 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984022 | QF 286 | LYON CO. | 423493 | S21-T13N-R26E | | 1/22/2008 |
| 264 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984023 | QF 287 | LYON CO. | 423494 | S20, 21-T13N-R26E | | 2/8/2008 |
| 265 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984024 | QF 288 | LYON CO. | 423495 | S21-T13N-R26E | | 2/8/2008 |
| 266 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984025 | QF 289 | LYON CO. | 423496 | S20, 21-T13N-R26E | | 1/22/2008 |
| 267 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984026 | QF 290 | LYON CO. | 423497 | S21-T13N-R26E | | 1/22/2008 |
| 268 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984027 | QF 291 | LYON CO. | 423498 | S20, 21-T13N-R26E | | 1/22/2008 |
| 269 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984028 | QF 292 | LYON CO. | 423499 | S21-T13N-R26E | | 1/22/2008 |
| 270 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984029 | QF 293 | LYON CO. | 423500 | S28, 33-T13N-R26E | | 1/24/2008 |
| 271 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984030 | QF 294 | LYON CO. | 423501 | S28, 33-T13N-R26E | | 1/24/2008 |
| 272 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984031 | QF 295 | LYON CO. | 423502 | S27,28,33,34-T13N-R26E | | 1/24/2008 |
| 273 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984032 | QF 296 | LYON CO. | 423503 | S27, 34-T13N-R26E | | 1/24/2008 |
| 274 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984033 | QF 297 | LYON CO. | 423504 | S34-T13N-R26E | | 1/24/2008 |
| 275 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984034 | QF 298 | LYON CO. | 423505 | S26,27,34,35-T13N-R26E | | 1/24/2008 |
| 276 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 984035 | QF 299 | LYON CO. | 423506 | S26-T13N-R26E | | 1/24/2008 |
| 277 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983734 | QF 300 | LYON CO. | 423507 | S26, 35-T13N-R26E | | 1/24/2008 |
| 278 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983735 | QF 301 | LYON CO. | 423508 | S23, 26-T13N-R26E | | 1/24/2008 |
| 279 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983736 | QF 302 | LYON CO. | 423509 | S26-T13N-R26E | | 1/24/2008 |
| 280 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983777 | QF 41 | LYON CO. | 423248 | S15, 16-T13N-R26E | | 1/20/2008 |
| 281 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983778 | QF 42 | LYON CO. | 423249 | S15-T13N-R26E | | 1/20/2008 |
| 282 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983779 | QF 43 | LYON CO. | 423250 | S15,16,21,22-T13N-R26E | | 1/20/2008 |
| 283 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983780 | QF 44 | LYON CO. | 423251 | S15, 22-T13N-R26E | | 1/20/2008 |
| 284 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983781 | QF 45 | LYON CO. | 423252 | S21, 22-T13N-R26E | | 1/20/2008 |
| 285 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983782 | QF 46 | LYON CO. | 423253 | S22-T13N-R26E | | 1/20/2008 |
| 286 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983797 | QF 61 | LYON CO. | 423268 | S15-T13N-R26E | | 1/19/2008 |
| 287 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983798 | QF 62 | LYON CO. | 423269 | S14, 15-T13N-R26E | | 1/19/2008 |
| 288 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983799 | QF 63 | LYON CO. | 423270 | S15, 22-T13N-R26E | | 1/19/2008 |
| 289 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983800 | QF 64 | LYON CO. | 423271 | S14,15,22,23-T13N-R26E | | 1/19/2008 |
| 290 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983801 | QF 65 | LYON CO. | 423272 | S22-T13N-R26E | | 1/19/2008 |
| 291 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983802 | QF 66 | LYON CO. | 423273 | S22, 23-T13N-R26E | | 1/19/2008 |
| 292 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983817 | QF 81 | LYON CO. | 423288 | S14-T13N-R26E | | 1/19/2008 |
| 293 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983818 | QF 82 | LYON CO. | 423289 | S14-T13N-R26E | | 1/19/2008 |
| 294 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983819 | QF 83 | LYON CO. | 423290 | S14, 23-T13N-R26E | | 1/19/2008 |
| 295 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983820 | QF 84 | LYON CO. | 423291 | S14-T13N-R26E | | 1/19/2008 |
| 296 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983821 | QF 85 | LYON CO. | 423292 | S23-T13N-R26E | | 1/19/2008 |
| 297 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983822 | QF 86 | LYON CO. | 423293 | S14, 23-T13N-R26E | | 1/19/2008 |
| 298 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983823 | QF 87 | LYON CO. | 423294 | S23-T13N-R26E | | 1/19/2008 |
| 299 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983824 | QF 88 | LYON CO. | 423295 | S23-T13N-R26E | | 1/19/2008 |
| 300 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983825 | QF 89 | LYON CO. | 423296 | S23-T13N-R26E | | 1/19/2008 |
| 301 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983826 | QF 90 | LYON CO. | 423297 | S23-T13N-R26E | | 1/19/2008 |
| 302 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983827 | QF 91 | LYON CO. | 423298 | S23-T13N-R26E | | 1/19/2008 |
| 303 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983828 | QF 92 | LYON CO. | 423299 | S23-T13N-R26E | | 1/19/2008 |
| 304 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983829 | QF 93 | LYON CO. | 423300 | S23-T13N-R26E | | 1/19/2008 |
| 305 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983830 | QF 94 | LYON CO. | 423301 | S23-T13N-R26E | | 1/19/2008 |
| 306 | LODE | WASSUK | NV | SINGATSE PEAK SERVICES | NMC 983831 | QF 95 | LYON CO. | 423302 | S23-T13N-R26E | | 1/19/2008 |

EXHIBIT A.4 - PATENTED CLAIMS AND PRIVATE LAND

82 PATENTED CLAIM(S)	MINERAL SURVEY	COUNTY PARCEL NUMBER	PARCEL ACREAGE
	NUMBER
Know U Don'T	3144	012-111-21	98.00
January	3145
Rossland	3367
Eclipse	4080
Edwin 1,2,5	4080
Copper King, Kid	4081
Copper Queen No. 1	4081
Santa Cruse 1,3	3075	012-111-23	58.00
Santa Cruz	3075
Copper Queen No. 1,3	3655	012-112-01	490.00
Minnie Edith	3655
Nevada King	3655
San Jacinto	3655
Alcatraz	3656
Black Horse	3656
Boston	3656
Cash Boy	3656
Christina	3656
Colorado	3656
Colorado Springs	3656
Copper Queen 2,6	3656
Daisy	3656
Fortuna	3656
Iron Cap,Iron Cap 2	3656
Jack Clubs	3656
Juanita	3656
Kathleen	3656
Monte Cristo	3656
Pocahontas	3656
Sage Hen	3656
Santa Inez	3656
Santigo	3656
Scorpion	3656
Styx	3656
No. 102	4850	012-113-01	64.48
No. 73	4850
No. 74	4850
Diamond,Diamond 1,2	3736	012-113-02	130.00
Diamond 3,4	3977
Diamond Fr.,Diamond Fr. 1	3977
Lone Star	3977
Anaconda	3692	012-113-04	19.00
Copper Canyon	3157	012-113-05	20.00
A & L	4499	014-451-04	506.86
Wild Rose,Wild Rose 1-2	4499
Black Horse	4531
Blue Star	4531
Canidate	4531
Consolidated,Consolidated Fr.	4531
Greenhorn	4531
Hungry Bill	4531
Katy Didn'T	4531
New Blue Bird,New Blue Bird 1,2	4531
New Royal Blue,New Royal Blue Ext.	4531
North Star	4531
Red Star	4531
Sunlight	4531
West Starlight	4531
No. 38	4778
No. Seven	4778
No. Thirty-Five Fr.	4778
No. Twenty-Five	4778
No. Twenty-Four	4778
No. Twenty-Six	4778
No. Twenty-Three	4778
Total Claims:	82	Total acreage:	1,386.34

PRIVATE LAND	Count	COUNTY PARCEL NUMBER	ACREAGE
Singatse	1	014-401-06	182.77
Singatse	1	014-461-10	12.70
Singatse	1	014-461-11	31.00
Singatse	1	014-401-15	1,074.74
Singatse	1	014-241-09	80.00
Total Parcels:	5	Total acreage:	1,381.21

		TOTAL ACREAGE	2,767.55

EXHIBIT A.5 - BEAR PRIVATE LANDS, LEASE/OPTION

Count	Controlling Company	Program	Reference Name	Acres	Parcel No.	Acquired	Held by
1	Singatse Peak Services LLC	BEAR	Desert Pearl Farms	792.62	001-531-04, 001-531-05, 001-531-06	3/20/2013	Lease/option
1	Singatse Peak Services LLC	BEAR	Taylor	41.29	014-401-07	4/4/2013	Lease/option
1	Singatse Peak Services LLC	BEAR	Chisum	80.00	014-401-08, 014-401-09	4/4/2013	Lease/option
1	Singatse Peak Services LLC	BEAR	Yerington Mining	390.61	001-531-02	11/12/2013	Lease/option
1	Singatse Peak Services LLC	BEAR	Circle Bar N	1,021.68	001-561-10, 001-551-01	4/15/2015	Lease/option
5			Total Acreage	2,326.20

*Parcel acres based on Lyon County, NV assessor

EXHIBIT A.6 - Primary Ground Water Rights

Permit No.	Status	Cert. No.	Priority Date	Acre Feet/yr	CFS/yr	Source	Manner of Use	Notes	Owner
15424	Certificate	4397	12/3/1953	868.50	1.20	UG	MM	Subject to 7/23/21 forfeiture letter	Singatse Peak Services, LLC
18411	Certificate	5485	11/2/1959	970.11	1.34	UG	MM	Under contract to sell to Desert Pearl Farms; Subject to 7/23/21 forfeiture letter	Singatse Peak Services, LLC
23793	Certificate	7652	4/7/1967	1,614.24	2.23	UG	MM	Subject to 7/23/21 forfeiture letter	Singatse Peak Services, LLC
25399	Certificate	8428	12/17/1969	1,628.67	2.25	UG	MM	Subject to 7/23/21 forfeiture letter	Singatse Peak Services, LLC
61449	Permit	n/a	3/12/1952	160.00	1.10	UG	MM		Singatse Peak Services, LLC
58527	Permit	n/a	11/2/1959	758.00	1.0983	UG	MM	Well near MacArthur	Singatse Peak Services, LLC
83843	Permit	n/a	11/2/1959	15.00	0.0217	UG	MM	Changed a portion of 58527	Singatse Peak Services, LLC
			Total	6,014.52	9.24

		Total not subject to sale		5,044.41	7.90

EXHIBIT A.7 - Water Rights Under Option With Bear Private Land Agreements

CIRCLE BAR N RANCH, LLC

Decreed and Permitted Water Rights

Permit/ Application/ Claim No.	Status	Cert. No.	Priority / Cubic Feet Second (cfs)	Acre Feet	ACRES	Ditch / Well No. or Name	Source	Manner of Use	Notes	Owner
9	Decreed		1862 - 1.20		100.00	McLeod	Walker River	IRR	APN 01-561-06 & 07 Reserved water under BLA	Circle Bar N Ranch LLC
			1863 - 2.26		188.00
			1870 - 1.98		165.00
33	Decreed		1868 - 0.19		16.23	Nichol Merritt	Walker River	IRR	APN 01-551-01	Circle Bar N Ranch LLC
			1870 - 0.25		20.74
			1874 - 0.51		42.84
			1877 - 0.56		47.35
			1884 - 0.12		10.82
34	Decreed		1868 - 0.026		2.22	Nichol Merritt	Walker River	IRR	APN 01-551-01	Circle Bar N Ranch LLC
			1871 - 0.163		13.59
			1875 - 0.142		11.87
18706	Certificated	5412		2,048.00		Supplemental Well	Underground	IRR	APN 01-561-06 & 07 Supplemental to 512.00 Acres	Circle Bar N Ranch LLC
69389	Permit					Claim 9 McLeod	Walker River	IRR	Permit 69389 moved diversion to pump from River for all of Claim 9 water - Place of use is APN 01-561-06 &07	Circle Bar N Ranch LLC
		Total	7.401	2,048.00	618.66

Decree priority and cfs based on research at the Lyon County Recorder's office. WRID ledger cards show different cfs and acres for each priority.

All water appurtenant to APN 01-551-02 is under Claim No. 149. Circle Bar N Ranch is not selling Claim No. 149 water.

EXHIBIT A.7 - Water Rights Under Option With Bear Private Land Agreements

CIRCLE BAR N RANCH, LLC

WRID Topaz & Bridgeport Reservoirs, WRID Ground Water Rights

Newlands & Supplemental (Supplmtl) Storage Water Rights

{NDWR Permit Nos. 5528 (Cert.8859), 6583 (Cert. 4972), 25017 (Cert. 8860), 25813 (Cert. 8661) and CSWRCB Permit Nos. 2536, 2537, 2538}

WRID Ledger Card #	Status	Cert. No.	Priority / Cubic Feet Second (cfs)	Acre Feet	ACRES	Ditch / Well No. or Name	Source	Manner of Use	Notes	Owner
8861				25.41	108.05		Supplmtl	IRR	APN 01-551-01	WRID
							Storage			WRID
8862				50.97	33.00		Newland	IRR	APN 01-551-01	WRID
							Storage			WRID
8864								IRR	APN 01-561-06 &07	WRID
							Storage		No Supplemental on WRID Card	WRID
			Total	76.38	141.05

UG = Underground	MM = Mining and Milling	WRID = Walker River Irrigation District
IRR = Irrigation	QM = Quasi Municipal	CSWRCB = California State Water Resources Control Board
afa = acre feet per annum	CUBIC FEET SECOND (cfs) = 448.83 gallons per minute	1 ACRE FOOT = 325,851 gallons

Desert Pearl Farms
Decreed Water Rights

Permit/			Priority /			Ditch / Well No. or Name
Application/	Status	Cert. No.	Cubic Feet	Acre Feet	ACRES		Source	Manner of Use	Notes	Owner
Claim No.			Second (cfs)
			1870 - .57		47.50
11	Decreed		1874 - .50		42.00	Cambell Ditch	Walker River	IRR	APN 014-241-24	Desert Pearl Farms, LLC
			1880 - .50		33.00
			1870 - .57		47.50
158, 158A	Decreed		1874 - .50		42.00	Cambell Ditch	Walker River	IRR	APN 014-241-24	Desert Pearl Farms, LLC
			1880 - .50		33.00
			1870 - .57		47.50
160, 160A	Decreed		1874 - .50		42.00	Cambell Ditch	Walker River	IRR	APN 014-241-24	Desert Pearl Farms, LLC
			1880 - .50		33.00
		Total	4.71		367.50

Decree priority and cfs based on research at the Lyon County Recorder's office. WRID ledger cards show different cfs and acres for each priority.

EXHIBIT A.7 - Water Rights Under Option With Bear Private Land Agreements

Desert Pearl Farms

WRID Topaz & Bridgeport Reservoirs, WRID Ground Water Rights

Newlands & Supplemental (Supplmtl) Storage Water Rights

{NDWR Permit Nos. 5528 (Cert.8859), 6583 (Cert. 4972), 25017 (Cert. 8860), 25813 (Cert. 8661) and CSWRCB Permit Nos. 2536, 2537, 2538}

WRID Ledger Card #	Status	Cert. No.	Priority / Cubic Feet Second (cfs)	Acre Feet	ACRES	Ditch / Well No. or Name	Source	Manner of Use	Notes	Owner
12614				205.92	100.00		Newland	IRR		WRID
12614							Storage		No Supplemental on WRID Card	WRID
12615				363.12	176.34		Newland	IRR		WRID
12615							Storage		No Supplemental on WRID Card	WRID
12616				82.37	40.00		Newland	IRR		WRID
12616							Storage		No Supplemental on WRID Card	WRID
12617				154.44	100.00		Newland	IRR		WRID
12617							Storage		No Supplemental on WRID Card	WRID
12618				70.22	45.47		Newland	IRR		WRID
12618							Storage		No Supplemental on WRID Card	WRID
12619				28.62	18.53		Newland	IRR		WRID
12619							Storage		No Supplemental on WRID Card	WRID
12620				111.20	72.00		Newland	IRR		WRID
12620							Storage		No Supplemental on WRID Card	WRID
12621				123.85	80.19		Newland	IRR		WRID
12621							Storage		No Supplemental on WRID Card	WRID
	Total			1,139.73	632.53

UG = Underground	MM = Mining and Milling	WRID = Walker River Irrigation District
IRR = Irrigation	QM = Quasi Municipal	CSWRCB = California State Water Resources Control Board
afa = acre feet per annum	CUBIC FEET SECOND (cfs) = 448.83 gallons per minute	1 ACRE FOOT = 325,851 gallons

EXHIBIT B

MEMORANDUM OF AGREEMENT

WHEN RECORDED, RETURN TO:

[Name]

[Address]

[Address]

Attn:

MEMORANDUM OF OPTION AGREEMENT

NOTICE IS HEREBY GIVEN that Rio Tinto America Inc., a Delaware corporation, the address of which is [____________________] ("RTA"), and Singatse Peak Services, LLC, a Nevada limited liability company, the address of which is [____________________] ("SPS"), have entered into an Option to Agreement (the "Agreement") dated to be effective as of [___________] (the "Effective Date"), with respect to the property rights more particularly described in Exhibit A to this Memorandum (the "Mining Claims").

Under the terms of the Agreement:

1. SPS has granted the exclusive right to RTA and its permitted successors and assigns, to fund Exploration and Mining Operations (each as defined in the Agreement) on the Mining Claims.

2. In the event RTA exercises the Option (as defined in the Agreement), RTA and SPS will form the LLC (as defined in the Agreement) and enter into the LLC Agreement (as defined in the Agreement), and SPS will Transfer all or a portion the Mining Claims to the LLC.

3. The Agreement may be terminated if RTA elects not to exercise the Option during the Term (as defined in the Agreement).

4. Neither RTA not SPS may Transfer any of its interests under the Agreement other than to an Affiliate without the consent of the other party, which consent shall not be unreasonably withheld, modified, or delayed. In addition, RTA may Transfer all or a portion of its interests under the Agreement without the consent of SPS in certain limited circumstances as described and defined in the Agreement.

5. The provisions of the Agreement shall inure to the benefit of and be binding upon RTA and SPS and their respective permitted successors and assigns.

[REMAINDER OF PAGE LEFT BLANK]

6. The Agreement is incorporated herein by this reference and made a part hereof. Copies of the Agreement are in the possession of the parties at the addresses shown above. If there is any conflict between this Memorandum and the Agreement, the Agreement shall govern.

Dated effective as of the date first written above.

Rio Tinto America Inc.

By: _______________________________

Print Name: ________________________

Title: ____________________________

Singatse Peak Services, LLC

By: _______________________________

Print Name: ________________________

Title: ____________________________

State of _________	)
:ss
County of ___________	)

          The foregoing instrument was acknowledged before me this ________________, by __________________, _____________ of Rio Tinto America, Inc.

My Commission Expires: ______________ Notary Public ___________________
                                                                        Residing At:  ____________________

State of _________	)
:ss
County of ___________	)

          The foregoing instrument was acknowledged before me this ________________, by __________________, _____________ of Singatse Peak Services, LLC.

My Commission Expires: ______________  Notary Public ___________________
                                                                        Residing At:  ____________________

EXHIBIT C

THE WAY WE WORK

(See Attached)

C-1

DocuSign Envelope ID: CC0FD723-AC1C-4F39-87BA-A9C2D29F2C72

Rio Tinto

The way we work

DocuSign Envelope ID: CC0FD723-AC1C-4F39-87BA-A9C2D29F2C72

Contents

3 **Introduction**

5 **Our values**
6 Safety
7 Teamwork
8 Respect
9 Integrity
10 Excellence

13 **Our code of conduct**
14 Safety and health
15 Employment and inclusion
16 Human rights
17 Data privacy
18 Conflicts of interest
19 Fair competition
20 Bribery and corruption
21 Confidential information and insider trading
22 Communities
23 Governments, international organisations and civil society
24 Transparent communication
25 Environment
26 Intellectual property
27 Company property and records

29 **Making the right choice**

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Introduction

The way we work outlines how we deliver both our purpose and strategy. It makes clear how we should behave, in accordance with our values of safety, teamwork, respect, integrity and excellence.

As pioneers in mining and metals, we produce materials essential to human progress. We have been doing so for more than 140 years. The way we go about the work we do every day, everywhere we operate around the world, is as important as what we deliver.

The way we work outlines how we deliver both our purpose and strategy. It makes clear how we should behave, in accordance with our values of safety, teamwork, respect, integrity and excellence.

Our success depends on the trust we have with each other and with all of our partners, including host communities, governments, business partners, suppliers, customers and investors. We build this trust, and set ourselves apart from others, through the way we behave, every day. *The way we work* provides a clear framework for how we should conduct our business, no matter where we work or where we are from. Importantly, it provides clear boundaries that we should hold ourselves and each other accountable for, to help make the right choices.

The way we work applies to each of us as employees as well as to our consultants, agents, contractors and suppliers. We also want these principles to be respected by our joint venture partners and non-controlled companies.

It is important that we all ensure that *The way we work* – our values and code of conduct – guides our behaviour every day. We can be proud to be part of something bigger and part of a company that does the right thing. Pioneering progress every day, together all of us at Rio Tinto make a difference, in our local communities and to the world at large.

Be safe,

J-S Jacques
Chief executive

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28

# Our values

Safety
Teamwork
Respect
Integrity
Excellence

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# Safety – Caring for human life and wellbeing above everything else

**At Rio Tinto this means:**

We make the safety and wellbeing of our employees, contractors and communities our priority number one. Always. Safely looking after the environment is an essential part of our care for future generations.

**In action we:**

- Make safety the first part of every interaction.
- Stop work and speak out when health, safety or wellbeing is potentially at risk.
- Regularly check in with colleagues and partners to ask how they are doing.

# Teamwork – Collaborating for success

**At Rio Tinto this means:**

We work together with colleagues, partners and communities globally to deliver the products our customers need. We learn from each other to improve our performance and achieve success.

**In action we:**

- Seek and give feedback to learn from others and share our knowledge.
- Do the best job we can and trust others to do the same.
- Identify and work towards common goals.

6

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## Respect – Fostering inclusion and embracing diversity

**At Rio Tinto this means:**

We recognise and respect diverse cultures, communities and points of view. We treat each other with fairness and dignity, to make the most of everyone's contributions.

**In action we:**

- Actively seek out different points of view.
- Listen with respect and value the contributions of others.
- Are aware of our assumptions and biases, and are prepared to challenge them.

## Integrity – Having the courage and commitment to do the right thing

**At Rio Tinto this means:**

We have the courage and commitment to do what is right, not what is easiest. We maintain our focus on ethics, transparency and building mutual trust with each other and everyone we work with.

**In action we:**

- Act honestly and transparently at all times.
- Speak up and challenge when the situation requires it.
- Accept accountability for our decisions and actions.

8

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Excellence –
Being the best we can be for superior performance

At Rio Tinto this means:

We challenge ourselves and others to create lasting value and achieve high performance. We adopt a pioneering mindset and aim to do better every day.

In action we:

- Are responsive to what customers and partners expect and need from us.
- Set high expectations for ourselves and regularly meet and exceed them.
- Innovate and look to continuously improve the work we do.

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# Our code of conduct

No matter where we work or where we are from, we have clear boundaries that we should hold ourselves and each other accountable for, to help make the right choices.

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## Safety and health

- Each of us is responsible for working safely, sticking to our standards and caring for the health and safety of those around us.
- We are all responsible for making sure we are fit for work every day. This means not being under the influence of alcohol or drugs, being well rested, and being physically and mentally fit to perform our jobs at Rio Tinto.
- We expect others we work with, including consultants, agents, contractors and suppliers, to respect and stick to our health and safety requirements.
- We have a responsibility to stop and report the work of colleagues if we think they are putting their health and safety – or that of others – at risk.

We believe all fatalities, injuries and occupational illnesses are preventable. We commit to the goal of everyone going home safe and healthy every day.

14

## Employment and inclusion

- We value diversity and offer the same welcome to all employees and partners, regardless of race, gender, nationality, ethnic origin, religion, age or sexual orientation.
- We believe everyone should be treated with dignity and respect. Bullying, intimidation or harassment of any kind is not acceptable in our workplace.
- We are committed to meeting local laws and international agreements about workforce labour. We recognise that people have the right to choose whether to belong to a union and to seek to bargain collectively.
- We work with governments to share the economic benefits of developing a country's mineral resources with the communities in which we operate. This includes prioritising local employment and suppliers where we can do so.

We believe all employees have the right to a fair and inclusive working environment of which they are proud to be a part.

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# Human rights

- We support the United Nations' Universal Declaration of Human Rights and respect those rights wherever we operate. We are committed to operating consistently with the UN Guiding Principles on Business and Human Rights. This means that we need to know what adverse human rights impacts we are causing, contributing to or are directly linked to, and that we manage them.
- We expect our suppliers to adhere to the same human rights standards as we do. We reject any form of child labour or slavery, including forced labour. We work hard to ensure that slavery or child labour is not taking place in our business and that our supply chains comply with international standards.
- We work with public and private security providers to avoid security arrangements that harm human rights. We limit the use of firearms for the security of our sites as far as possible.

We respect human rights and commit to avoid human rights harm.

16

# Data privacy

- We only collect and handle the personal information of our colleagues, shareholders, business partners, suppliers, customers and associated family or next of kin when needed for legitimate business purposes. We respect the rights each of us has to review, update and correct our information.
- We only share personal data with others when there is a legitimate business or legal need to do so. We ensure that those receiving personal data understand the importance of keeping the data private.
- When we work with others who may see or process our data, we make clear the importance we place on privacy and the standards we require them to meet.

We respect each person's privacy. We comply with all laws in the collection, use and protection of personal information in connection with our business.

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## Conflicts of interest

- We use good judgement to avoid situations where there may be, or even appear to be, a conflict of interest.
- We report any actual or potential conflict of interest. Where a conflict cannot be avoided we manage it appropriately and transparently, taking advice from other colleagues.
- We do not allow ourselves to obtain any undeclared personal advantage through our position or role within Rio Tinto.

We ensure our personal activities, interests and relationships do not conflict with our responsibilities at Rio Tinto.

18

## Fair competition

- We believe in free and fair competition. We compete ethically and respect all applicable competition and antitrust laws across the globe.
- We do not obtain information about our competitors, suppliers or customers illegally, nor communicate false information about our competitors.
- When we interact with competitors or potential competitors, we do not share confidential information which may impact how we all compete.

We compete ethically and lawfully in all our activities.

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## Bribery and corruption

- We do not offer or pay bribes, no matter where we operate, no matter what the situation is, and no matter who is involved. Nor do we allow our agents or intermediaries to do so. Bribery is where someone is persuaded by gifts, payments or other personal favours to behave improperly, to do something that they shouldn't do, or to not do something that they should do. It is also where someone wants a payment, even a small one, to do what they ought to do.
- We never accept or take bribes. We do not demand or accept any financial or other favour from anyone else for doing our job, or to persuade us to behave improperly, to breach our duties to Rio Tinto, or as a reward for doing so.

We do not engage in bribery or corruption of any form.

## Confidential information and insider trading

- Confidential information includes technical information about products or processes, vendor lists, pricing, marketing or service strategies, non-public financial reports, and information on asset sales, mergers and acquisitions.
- We are careful about where and to whom we talk about confidential information, and where and how we store it.
- We do not disclose or use any confidential information for personal profit or advantage.
- We do not share inside information with anyone else, including our family and friends. We never commit the offence of insider dealing in Rio Tinto or third parties' securities.

We protect our shareholders and ourselves by responsibly managing our own and third parties' confidential information. We never use it for personal advantage.

20

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## Communities

- Our relationships with local and regional communities are a key part of our projects and operations. We recognise and respect the cultures, lifestyles and heritage of our neighbours.
- We respect the special connection of local and Indigenous people to land and waters. We seek mutually beneficial arrangements with each community on their engagement with us in the development and performance of our operations.
- We operate in a manner consistent with the UN Declaration on the Rights of Indigenous Peoples in those jurisdictions that have signed the Declaration, and elsewhere in accordance with the Declaration's principles. We strive to achieve the free, prior and informed consent of Indigenous communities as described in the 2012 International Finance Corporation Performance Standard 7 and supporting guidance, and consistent with the law.
- We work with communities to understand any impacts from our activities, and with the community and other stakeholders to undertake appropriate sustainable development initiatives that reflect community priorities and focus on local and/or regional development.

We seek the ongoing support of our local and regional communities by developing strong and lasting relationships with them that are based on respect, open conversation and shared benefit.

## Governments, international organisations and civil society

- We respect every country's political processes and do not favour any political party, group or individual. As a company, we do not involve ourselves in party political matters nor do we make any type of payments to political parties or political candidates.
- We do not restrict individual rights and freedoms. Employees and contractors may support political parties, candidates or campaigns in their own time and with their own money.
- We engage on public policy and legislative issues that affect our business. We contribute relevant information and share our experiences to help in the creation of robust policy, regulation and legislation.

We build lasting relationships with governments and engage with international organisations and civil society in a respectful and collaborative manner.

22

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# Transparent communication

- We share accurate information about our operations and financial performance with our stakeholders, including media, investors and regulators.
- We comply with our market disclosure obligations and share material information that may affect how the market views Rio Tinto.
- We are open and honest in our communication, sharing information, insight and advice frequently and constructively, and managing tough situations with courage.

We build trust by communicating openly and honestly.

24

# Environment

- We understand and mitigate the impacts our activities and products might have on the environment as we plan, build, operate, decommission and close our operations.
- We collaborate with the communities in which we operate and continually seek sustainable improvements to product life cycles, biodiversity, carbon and energy management, our use of land, water and air, and closure of our sites to provide us continued access to resources and markets.

We are committed to protecting the environmental value of the regions where we operate and maintaining good stewardship for the long term.

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## Intellectual property

- We protect our intellectual property (including patents, copyright, trademarks and trade secrets) and closely monitor for unauthorised use of our intellectual property by others.
- We respect the intellectual property of others, such as our suppliers, customers and competitors, and only use their intellectual property when authorised to do so.

By protecting our intellectual property and respecting that of others, we maintain our competitive advantage.

## Company property and records

- We do not obtain, use or divert company property or financial resources for personal (including family) use or benefit, or for any activity that causes a conflict of interest, or is inappropriate or illegal.
- We are provided with electronic resources such as email, internet and telephone to help us do our jobs. We can occasionally use these resources for personal reasons if that use does not impact company systems, incur undue costs for the company or interfere with our work duties.
- We keep true and accurate records of all financial and non-financial company materials in accordance with Group document retention policies from time to time.
- We do not alter, destroy or remove company property or company records unless authorised to do so.

We use company property and financial and electronic resources to conduct company business and not for personal gain or non-authorised use.

26

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# Making the right choice

*The way we work* provides clear boundaries to help understand and assess the choices we face. It helps us determine how to behave in situations that may sometimes be tough.

When faced with a dilemma, ask yourself:

- Are my actions consistent with *The way we work* and Rio Tinto's policies and standards?
- What would I tell a friend or a member of my family to do?
- What might others think of my actions?
- How might it look on the front page of the newspaper?

If you are uncomfortable with any of the answers, you should seek advice before acting.

**National laws and *The way we work***
In every country where we work, we comply with applicable laws. When deciding whether to apply the laws of a country or the principles of *The way we work*, use whichever is stricter. If you break the law, *The way we work*, or any of our policies and standards, you will face disciplinary action. That may include dismissal or termination of your contract.

If you see something that might break the law or go against *The way we work* or any of our policies and standards, don't ignore it: report it.

Discuss any concerns with your line manager, a more senior manager, or anyone from Ethics & Integrity, Legal or Human Resources. *Speak-OUT* is also a safe, confidential way to report concerns or misconduct. Any form of retaliation against a person using *Speak-OUT* in good faith will not be tolerated.

Lead by example – help others to understand and use *The way we work*.

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Rio Tinto plc
6 St James's Square
London, SW1Y 4AD
United Kingdom

T +44 (0)20 7781 2000

Rio Tinto Limited
120 Collins Street
Melbourne, Victoria 3000
Australia

T +61 (0)3 9283 3333

Rio Tinto policies and standards

We have a number of policies and standards to support *The way we work*. We encourage you to read these to help make the right choices. For more information on the topics covered in *The way we work* and the relevant policies and standards, visit http://bit.ly/2rgWxiG.

The way we work is a set of clear and simple principles to apply in everything you do while working with, or for, Rio Tinto. The way you behave shows the world who you are and what you stand for.

EXHIBIT D

RIO TINTO BUSINESS INTEGRITY STANDARD

(See Attached)

D-1

Group Standard -

Business Integrity Standard

GOV-B-001
Group:	Function:	No. of Pages:
Standard	Ethics & Compliance	8
Effective:	Supersedes:	Reviewable from:
July 1st 2021	Business Integrity Standard (May 2020)	July 1st 2022
Owners:	Approved:	Approver:
Chief Ethics and Compliance Officer	July 2021	Chief Legal Officer & External
Affairs

Target audience:

All employees, core contractors and associated persons acting for or on behalf of Rio Tinto.

Core contractors refers to category 1 and category 2 contractors and any external contractors, consultants and other service providers who perform internal duties or roles having access to internal systems

Direct linkages to other relevant policies, standards, procedures or guidance notes:

• The way we work

• Delegation of Financial Authority Standard and Procedure

• Business Integrity Procedure

• myVoice Procedure

• Know Your Third Party Procedure

• Competition Standard

• Sanctions Standard

• Export Controls Procedure

• Partner to Operate Investment Standard and Procedure

• Group Procurement Standard

• Group Travel and Expense Procedure

• Joint Venture Standard and Procedure

• New Country Entry Procedure

• Risk Management Standard

• Tax Policy and Procedures Manual

Document purpose:

The Business Integrity Standard is key in meeting the following Rio Tinto business integrity commitments to:

• prohibit bribery and corruption in all its forms

• prohibit fraud and other economic crimes in all their forms

Group Standard - GOV-B-001 - Business Integrity Standard

Title	Date released	Authorised by	Page
Group Standard - Business Integrity Standard	2021	Rio Tinto Executive Committee	Page 2 of 8

1. Purpose

The way we work, Rio Tinto's mission, goals and values statement, outlines how we deliver our purpose and strategy. It makes clear how we should behave, in accordance with our core values of safety, teamwork, respect, integrity and excellence.

Business integrity underpins everything we do. It requires that no matter where we are from or where we work, we demonstrate consistent ethical behaviours, put integrity at the centre of our decisions and hold ourselves and each other accountable for our choices.

What is "integrity"?

Integrity means being honest, holding to strong moral and ethical principles and values and most importantly, having the courage to stand out from the crowd and object to something that you feel is wrong. For all of us, this translates into doing what is right not what is fastest or easiest.

We consistently:

• act honestly and transparently

• speak up and challenge the status quo when something feels wrong

• seek diverse opinions and advice

• accept responsibility for our actions and accountability for our decisions

• conduct our business in compliance with the law

Why do we care about integrity?

Our success depends on the trust we build while working inclusively with each other and our partners comprising host communities, governments, traditional owners, business partners, suppliers, customers, and investors.

Taking the lead by remaining true to our word and engaging with everyone in a transparent and consistent manner strengthens our credibility and reputation as upstanding citizens, from both a personal and a corporate perspective.

What is expected of us?

• To lead by example, irrespective of our role

• To be fully aware of the Business Integrity Standard (the "Standard") and the Business Integrity Procedure (the "Procedure")

• To implement the Standard and Procedure across the areas we operate in

• To declare and manage any potential or actual conflict of interest that may affect, or be thought by others to affect, our decision making

• To inform the individuals we work with of the Standard and Procedure's content and related updates

• To seek diverse opinions and advice in addressing big or small issues when our actions or decisions could have business integrity impact

• To speak up and escalate our concerns until they have been appropriately addressed

• To be available to hear such concerns, whether they have been expressed by team members, colleagues or our leaders

• To take no retaliatory action against a person who has raised a business integrity concern, and to speak up if others do so

Title	Date released	Authorised by	Page
Group Standard - Business Integrity Standard	2021	Rio Tinto Executive Committee	Page 3 of 8

What will happen should we fail to comply?

Compliance with the Standard and relevant laws is mandatory and assured through active monitoring. Failure to comply may result in disciplinary action up to and including dismissal. If there is a difference between the Standard and applicable laws, we must always comply with the most stringent requirement.

How should we report a breach of the Standard?

We have a responsibility to report all actual or suspected breaches of the Standard.

If you know or suspect a breach of this Standard please raise your concern with your leader, a more senior manager, Rio Tinto Ethics and Compliance (E&C) or your Human Resources partner who in turn will report the matter to the Rio Tinto Business Conduct Office. Alternatively, you can report your concern directly to the Business Conduct Office via myVoice, Rio Tinto's confidential reporting programme. No retaliatory action will be tolerated against anyone who has a reasonable basis for reporting an actual or suspected breach.

Where can we learn more about the application of the Standard?

For further details on how to apply the procedural requirements of the Standard, please refer to the Business Integrity Procedure.

Application for exceptions to this standard require approval from the Group Executive, Chief Legal Officer & External Affairs and Chief Ethics and Compliance Officer.

Title	Date released	Authorised by	Page
Group Standard - Business Integrity Standard	2021	Rio Tinto Executive Committee	Page 4 of 8

2. Key Principles

Every business decision must comply with the following key principles:

1. it is permitted by and complies with all applicable laws and regulations

2. it is compliant with Rio Tinto policies, standards and procedures

3. it is not taken by somebody with an undeclared conflict of interest

4. there is a legitimate business purpose for it

5. it is consistent with The way we work

6. it does not risk the company's reputation for integrity and strong governance

3. Behaviours

Transparency and accountability are key to building trust and encouraging sustainable business practices. Disclosing sponsorships, donations, communities support, third party benefits, and potential and/or actual conflicts of interest fosters a culture of integrity and openness.

Conflicts of interest refer to personal, financial and/or political activities, as well as affiliations or interests which affect or are perceived to affect the way we do our job. It is important that we inform our leader immediately when these circumstances arise or are likely to arise so that we may agree on how best to manage the situation from the start or seek advice from Ethics & Compliance.

Conflicts of interest may manifest in many ways. Examples include:

• when we have family members or friends who are beneficiaries of, affiliated to, or work for a potential or current supplier or customer;

• when we have family members or friends who also work for Rio Tinto, and who may be affected by decisions we make or are a party to;

• when we, our family members or friends own property that Rio Tinto is interested in;

• when a family member or friend is a government official and engages with or may engage with Rio Tinto.

To protect ourselves and the company, we must disclose any actual or potential conflicts of interest through the online Business Integrity register and manage the situation with our leader.

Title	Date released	Authorised by	Page
Group Standard - Business Integrity Standard	2021	Rio Tinto Executive Committee	Page 5 of 8

4. Business Integrity Risks

4.1 Bribery and Corruption

What is our rule?

Rio Tinto employees, core contractors and associated persons acting for or on behalf of the company must not commit, implicitly or explicitly authorize, or be involved in, bribery and corruption.

What is bribery?

Bribery occurs when someone directly or indirectly offers, promises, or gives, a financial or other advantage to any person, including but not limited to a government official (or a family member or a friend of any such official), or authorizes any of those actions, in order to improperly influence an outcome or action, or to improperly secure or retain business. It also occurs if anyone makes any such offer or promise or gift to you, or you suggest or demand an inducement (for you or for anyone else) in exchange for their getting business, or any other advantage, from Rio Tinto.

You should be particularly mindful of the key principles set out in section 2 of the Standard and of how your actions or situation might be perceived by others when you are exposed to the following:

When faced with...	we must:
third party benefits (i.e. receiving or giving items of value such as gifts, meals, travel, hospitality, per diems)	• disclose and seek pre-approval through the online Business Integrity register (if it meets the criteria* set out in the Business Integrity Procedure).
potential or actual conflicts of interest (i.e. a situation when you or someone close to you, has a personal interest or duty which is at odds with Rio Tinto's interests, or there is a perception that interests may not be aligned)

• tell our leader immediately or seek advice from E&C upon recognising the circumstances and potential risks that could give rise to or provide an opportunity for bribery & corruption to occur

• disclose through the online Business Integrity register and manage the situation with our leader*

facilitation payments (i.e. payments made to government officials to expedite an approval or administrative process). These are prohibited except under life- threatening situations	• not make the payment unless our personal safety is threatened in any way • report the payment or the request for payment as soon as possible and record appropriately*
engagement of an agent, consultant or advisor to negotiate, represent, intermediate or act on behalf of Rio Tinto, in particular with a government official or a governmental agency

• conduct an appropriate risk assessment*

• consult and seek advice prior to engaging the third party*

• request a third party due diligence review if required under the Know Your Third Party procedure

• ensure transactions are accurately recorded and transparent in our books and records

third party engagement (e.g. marine agents, customers, vendors)	• request a third party due diligence review as per the Know Your Third Party procedure
mergers and acquisitions (including new investments and joint venture agreements, whether for managed and non-managed operations	• request a third party due diligence review as per the Know Your Third Party procedure • request a business integrity compliance programme assessment of the potential target or partner sponsorships, donations and communities financial and in-kind support

• request a baseline screening and undergo further third party due diligence as required per the Know Your Third Party procedure prior to engagement

• disclose and seek approval that key principles of this

• standard are met through the online Business Integrity register* if amount is equal to or above 5,000 USD

 *To learn more on how to complete these requirements and specific criteria, please refer to the Business Integrity Procedure. Disclosures should be made using the online Business Integrity register.

To familiarize yourself with the types of situations that could have an adverse impact on your reputation and credibility, as well as Rio Tinto's, please refer to the Appendix entitled "Situations that can lead to business integrity risks".

Title	Date released	Authorised by	Page
Group Standard - Business Integrity Standard	2021	Rio Tinto Executive Committee	Page 6 of 8

4.2 Fraud and other economic crimes

What is our rule?

Rio Tinto employees, core contractors and associated persons acting for or on behalf of the company must not knowingly commit, or be a party to, or be involved in, fraud and other economic crimes.

What is fraud and other economic crimes?

You commit a fraud or other economic crimes if you deliberately make a dishonest statement or do an act, concealment or omission which is intended to deceive someone for your (or those close to you) advantage or their disadvantage.

Fraud includes situations when an employee obtains personal gain or advantage at Rio Tinto's expense, including through the deliberate misuse or misappropriation of Rio Tinto's resources or assets. This includes the production, submission or processing of fictitious or altered invoices, falsification of company books and records, claiming of expenses which were never incurred or contrary to the Travel and Expense Management Procedure, manipulation of vendor master data or bank accounts, and dishonestly concealing or not disclosing important information when required to do so.

Other economic crimes include money laundering, situations or arrangements involving terrorist financing, and facilitation of tax evasion.

Title	Date released	Authorised by	Page
Group Standard - Business Integrity Standard	2021	Rio Tinto Executive Committee	Page 7 of 8

APPENDIX

Situations that can lead to business integrity risks

This section provides real-life scenarios you may face in the course of doing business. Although this list is not comprehensive, it will help you pause and consider certain aspects of a situation before making a decision that could have a business integrity impact. For additional guidance, please refer to the Business Integrity Procedure.

Beware! You may be at risk when:

There is potential or actual conflict of interest

✓ Your friends or family or a company you own shares in could benefit from a decision you are about to take

✓ You feel influenced to make a decision due to personal considerations

✓ Stakeholders may perceive your personal interest to impact your decision

✓ You would be uncomfortable should the issue appear in a newspaper

✓ You think a counterparty (e.g. supplier/contractor) has a conflict with family/friends

You are dealing with government officials, governmental agencies or traditional authorities

✓ You are asked for a payment to obtain quicker approval/issuing of a permit, license or clearance

✓ You are asked for community financial support, donation or sponsorship in order to influence a decision

✓ You are being pressured to make a contribution to a government or community development fund that is not required by law

✓ You are asked for an improper payment by a community stakeholder member

You interact with third parties: agents, intermediaries, consultants or advisors

✓ The third party appointed engages in behaviour that Rio Tinto would not tolerate

✓ There is an obligation or influence is exerted to deal with or engage a specific third party at a government's request

✓ Your leader instructs you not to keep a record of a meeting or to destroy your notes

✓ Your colleagues insist on secrecy about an engagement or agreement

✓ An intermediary asks for a bonus, a commission or success fees, or such a request is subject to unreasonable time pressure in the circumstances

✓ Insufficient third party due diligence is conducted on counterparties or their sub-contractors

✓ The fees of the third party or the intermediary are unreasonably high or above the market standards

You are exploring new business development opportunities

✓ There is insufficient third party due diligence and assessment of business processes and controls of a managed joint venture partner

✓ Investments are made without due consideration of Rio Tinto's business integrity risks

You manage procurement/supply chain activities

✓ Improper or excessive hospitality and/or lavish meals or entertainment are offered to you or by you during a tender or contract negotiation

✓ Technical specifications are shared and/or manipulated with an intent to favour or exclude specific suppliers

✓ Contract values are split to bypass procurement processes/approvals

✓ Contract management fraud is committed (e.g. work not completed, progress misreported, improper use of variation orders)

You approve expenses

✓ Unjustified, inappropriate or non-permitted expense claims are submitted

✓ Expenses are submitted without proper supporting documentation

Title	Date released	Authorised by	Page
Group Standard - Business Integrity Standard	2021	Rio Tinto Executive Committee	Page 8 of 8

EXHIBIT E

LIST OF ISSUED AND PENDING PATENTS

CONTAINING NUTONTM TECHNOLOGY

(See Attached)

E-1

Intellectual Property

	IP Description	Reference	Present Status
1	Hot Heap: Methods for maintaining high temperatures in a heap (Rio Tinto acquired the patent family from the inventors); includes a pyrite augmentation claim	US 7,575,622 Aug. 18, 2009	• Granted in AU, CL, CN, MN, PE, US, ZA • Expires in 2024 except in Chile where it expires in 2033
2	Two-stage (oxidizing/non-oxidizing) heap leaching of copper ores	US 8,388,728 Mar. 5, 2013	• Granted in AR, AU, BO, CA, CL, MN, MX, PA, PE, PK, US • Allowing to lapse in BO, PK
3	WaveStream™: Use of radiofrequency radiation as a method to heat heaps	US 10,060,008 Aug. 28, 2018	• Granted in AU, CA, CL, ID, MN, PE, US, ZA • Pending in CN, MX
4	Addition of silver salt in low amounts in agglomeration to enhance chalcopyrite extraction	US 10,526,685 Jan. 7, 2020	• Granted in KZ, MX, US • Pending in AU, CA, CL, CN, MN, PE, RS
5	Addition of silver activating agents (halides, thiourea) to enhance chalcopyrite extraction	US 10,563,287 Feb.18, 2020	• Granted in AU, CA, KZ, MX, US • Pending in AR, CL, CN, MN, PE, RS
6	Addition of organic amines to enhance chalcopyrite extraction	US 10,563,284 Feb.18, 2020	• Granted in AU, CA, MX, KZ & US • Pending in AR, CL, CN, MN, PE, RS
7	Nuton™ I: Bioheap leaching of low-grade copper containing material augmented with copper-containing pyrite concentrate produced from tailings- to generate an inert pyrite-depleted tailings	US application granted December, 2021	• Granted in US • Pending PCT • Filing in AU, CA, CL, CN, ES, KZ, MN, PE, PT, SP
8	Nuton™ II: Bioheap leaching of low-grade copper containing material augmented with copper-containing pyrite concentrate produced from tailings- to recover copper	US application granted December, 2021	• Granted in US • Pending PCT • Filing in AU, CA, CL, CN, ES, KZ, MN, PE, PT, SP